UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. )

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☒ Definitive Proxy Statement

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ALCOA CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Notice of 2025 Annual Meeting of Stockholders and Proxy Statement

Alcoa

At Alcoa, it’s about results and how we achieve them Our Values

Act with Integrity ● Be open, honest, and accountable ● Do the right thing the right way ● Promote high ethical standards

Operate with Excellence

●
Continually improve standards of operation
●
Analyze every angle to overcome difficulty
●
Empower people with the right resources to do their best work

Care for People

●
Put safety and health first
●
Seek solutions with inclusive teams
●
Make decisions with the community in mind

Lead with Courage

●
Embrace opportunities to reinvent
●
Innovate for long-term impact
●
Challenge the status quo

201 Isabella Street, Suite 500

Pittsburgh, Pennsylvania 15212

March 19, 2025

Dear Alcoa Stockholders:

We are pleased to invite you to attend the 2025 Annual Meeting of Stockholders (the “Annual Meeting”) of Alcoa Corporation (“Alcoa,” or the “Company”) to be held virtually via live webcast on Thursday, May 8, 2025, at 5:30 p.m., Eastern Daylight Time (“EDT”) (Friday, May 9, 2025, at 7:30 a.m. Australian Eastern Standard Time (“AEST")). You will be able to attend the Annual Meeting online by visiting www.virtualshareholdermeeting.com/AA2025.

We believe that hosting a virtual Annual Meeting enables greater stockholder attendance and participation from any location around the world, improves meeting efficiency and safety, effectively allows us to communicate with our stockholders, and reduces the cost and environmental impact of the Annual Meeting.

At the Annual Meeting, stockholders will vote on the matters set forth in the 2025 Proxy Statement (the “Proxy Statement”) and the accompanying notice of the Annual Meeting. The Proxy Statement describes our governance structure and our executive compensation program, which “pays for performance.” We believe that both our governance structure and compensation program reinforce our alignment with stockholder interests.

Your vote is important. Whether or not you will attend and participate in the Annual Meeting, we hope that your shares are represented and voted. In advance of the Annual Meeting on May 8, please cast your vote through the internet, by telephone, or by mail. Instructions on how to vote are found in the section entitled “Questions and Answers About the Annual Meeting and Voting” in the Proxy Statement.

Alcoa’s strategic priorities to Reduce Complexity, Drive Returns, and Advance Sustainably form the basis of our goals to deliver improvement in our business operations and create value for stockholders. These strategic priorities are underpinned by our four corporate values—Act with Integrity, Operate with Excellence, Care for People, and Lead with Courage—which guide the way we act, operate, and interact with our customers, communities, and each other.

2024 was a productive year at Alcoa. We progressed operational improvements and actions to execute our long-term strategy. We operated with no fatalities or life altering injuries, acquired our joint venture partner Alumina Limited, announced the sale of our Ma’aden joint ventures, achieved several production records, began to de-lever the Company, and delivered on our $645 million profitability improvement program, with more savings and ahead of schedule. We are focused on building on this progress by continuing to improve safety and operational stability, and are pursuing targeted areas for growth to deliver value to our stockholders.

Finally, on behalf of the Board of Directors, I sincerely thank Steve Williams, our Board Chairman, for his years of service and contributions to Alcoa since our launch as a public company in 2016, and for his leadership as Chairman of the Board since 2021. Steve has determined that he will not stand for re-election at the Annual Meeting. Alcoa has benefited significantly from his guidance and perspective over the past eight years, and we look to build on this legacy into 2025 and beyond.

Sincerely,

William F. Oplinger President, Chief Executive Officer and Director

Table of Contents

Proposal 1: Election of 11 Director Nominees to Serve for One-Year Terms Expiring in 2026

10

Proposal 3: Approval, on an Advisory Basis, of the Company’s 2024 Named Executive Officer Compensation

39

Proposal 2: Ratification of the Appointment of PricewaterhouseCoopers LLP as the Company’s Independent Auditor for 2025

36

Table of Contents [TO BE UPDATED]

Notice of 2025 Annual Meeting of Stockholders	1	Executive Compensation	40
Proxy Statement	2	Compensation Discussion and Analysis	40
About Alcoa	4	Executive Summary	41
Proxy Voting Overview	6	Executive Compensation Philosophy	43
		Compensation Decision-Making Process	44
		2024 Executive Compensation	46
		Other Compensation Plans and
		Arrangements of Alcoa	53
Board and Governance Matters	11	Executive Compensation Tables	57
Board of Directors	11	2024 Summary Compensation Table	57
Director Qualifications, Skills and Attributes	12	2024 Grants of Plan-Based Awards	59
Director Nominees	13	2024 Outstanding Equity Awards at Fiscal
Process for Identification and Evaluation of		Year-End	60
Director Candidates	19	2024 Option Exercises and Stock Vested	62
Corporate Governance	22	2024 Pension Benefits	62
Corporate Governance Highlights	22	2024 Nonqualified Deferred Compensation	64
Board Structure and Operations	23	Potential Payments Upon Termination or Change
Board Oversight Responsibilities	28	in Control	64
Other Governance Policies and Practices	31	Pay Ratio	72
		Pay Versus Performance	73
Non-Employee Director Compensation Program	33
2024 Director Compensation	34	Beneficial Ownership	75
Stock Ownership Guideline for Non-Employee		Common Stock	75
Directors	35	Stock Ownership of Directors and Executive Officers	76
		Equity Compensation Plan Information	77

		Information Relating to the 2026 Annual Meeting	78
		Questions and Answers About the Annual
		Meeting and Voting	80

Audit Matters	37	ATTACHMENT A — Additional Information
Audit Committee Pre-Approval Policy	37	Regarding Performance Measures	85
Auditor Fees	37
Audit Committee Report	38

i

Notice of 2025 Annual
Meeting of Stockholders

Agenda

Notice of 2025 Annual
Meeting of Stockholders

The agenda items for the 2025 Annual Meeting of Stockholders (the “Annual Meeting”) are:

The Annual Meeting of Alcoa Corporation ("Alcoa" or the "Company") will be held virtually via live webcast at the date and time set forth below.

Date and Time

Thursday, May 8, 2025, at 5:30 p.m., Eastern Daylight Time (“EDT”) (Friday, May 9, 2025, at 7:30 a.m. Australian Eastern Standard Time (“AEST”)).

Record Date

March 12, 2025 EDT

Place

Live webcast:
www.virtualshareholdermeeting.com/

AA2025

01	Election of 11 director nominees to serve for one-year terms expiring in 2026	FOR each nominee

02	Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent auditor for 2025	FOR

03	Approval, on an advisory basis, of the Company’s 2024 named executive officer compensation	FOR

04	Transaction of such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

The Board of Directors of Alcoa has fixed the close of business on March 12, 2025 (EDT) as the record date for determination of stockholders entitled to notice of, and to attend, participate in, and vote at, the Annual Meeting and any adjournments or postponements thereof. Further information regarding voting rights, the matters to be voted upon, and instructions to attend the Annual Meeting is presented in the accompanying Proxy Statement.

Proxy materials or a Notice of Internet Availability of Proxy Materials (the “Notice”) were first made available, released, or mailed to stockholders on March 19, 2025. The Company’s Notice of 2025 Annual Meeting of Stockholders, Proxy Statement, and 2024 Annual Report on Form 10-K are available to stockholders online at www.proxyvote.com. You will be asked to enter the 16-digit control number located on your Notice or proxy card.

Holders of record of Chess Depositary Interests (“CDIs”) are entitled to attend the Annual Meeting and may vote in advance of the Annual Meeting but will not be able to vote during the Annual Meeting. Holders of CDIs as of the close of business on March 12, 2025 (EDT) may direct the voting of the shares of common stock underlying their CDIs through our CDI depositary, CHESS Depositary Nominees Pty Ltd (“CDN”). Each CDI holder may instruct CDN to vote on behalf of such CDI holder by (i) voting online at www.investorvote.com.au; (ii) for CDI holders that receive a hard copy of the CDI voting form in the mail, following the instructions on the form; (iii) or contacting Computershare Australia using the details on the CDI Notice of Access Letter to request a hard copy of the CDI voting form to be sent in the mail to their registered address.

Your vote is important to us. Even if you plan to attend the Annual Meeting, please promptly vote your shares in advance. Instructions on how to vote are found in the section entitled “Questions and Answers About the Annual Meeting and Voting” in the Proxy Statement.

For information about Alcoa, please visit our website at www.alcoa.com.

On behalf of Alcoa’s Board of Directors,

Marissa P. Earnest
Senior Vice President, Chief Governance Counsel and Secretary
March 19, 2025

Proxy Statement

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON MAY 8, 2025

The Company’s Notice of 2025 Annual Meeting of Stockholders, Proxy Statement and

2024 Annual Report on Form 10-K are available online at www.proxyvote.com

The Board of Directors (the “Board”) of Alcoa Corporation (“Alcoa” or the “Company”) is providing this Proxy Statement in connection with its solicitation of proxies to be voted at Alcoa’s 2025 Annual Meeting of Stockholders (the “Annual Meeting”) to be held virtually via live webcast at www.virtualshareholdermeeting.com/AA2025 on Thursday, May 8, 2025, at 5:30 p.m. Eastern Daylight Time ("EDT") (Friday, May 9, 2025, at 7:30 a.m. Australian Eastern Standard Time ("AEST")), and any adjournment or postponement thereof.

Proxy materials or a Notice of Internet Availability of Proxy Materials (the “Notice”) were first made available, released, or mailed to stockholders on March 19, 2025. In accordance with rules and regulations adopted by the U.S. Securities and Exchange Commission (the “SEC”), the Company may furnish proxy materials by providing internet access to those documents, instead of mailing a printed copy of the Company’s proxy materials to each stockholder. The Notice contains instructions on how to access our proxy materials and vote online, or alternatively, request a paper copy of the proxy materials and a proxy card or voting instruction card.

Cautionary Statement regarding Forward-Looking Statements

This Proxy Statement contains statements that relate to future events and expectations and as such constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include those containing such words as “aims,” “ambition,” “anticipates,” “believes,” “could,” “develop,” “endeavors,” “estimates,” “expects,” “forecasts,” “goal,” “intends,” “may,” “outlook,” “potential,” “plans,” “projects,” “reach,” “seeks,” “sees,” “should,” “strive,” “targets,” “will,” “working,” “would,” or other words of similar meaning. All statements by Alcoa that reflect expectations, assumptions or projections about the future, other than statements of historical fact, are forward-looking statements, including, without limitation, statements regarding forecasts concerning global demand growth for bauxite, alumina, and aluminum, and supply/demand balances; statements, projections or forecasts of future or targeted financial results, or operating performance (including our ability to execute on strategies related to environmental, social and governance matters); statements about strategies, outlook, and business and financial prospects; and statements about capital allocation and return of capital. These statements reflect beliefs and assumptions that are based on Alcoa’s perception of historical trends, current conditions, and expected future developments, as well as other factors that management believes are appropriate in the circumstances.

Forward-looking statements are not guarantees of future performance and are subject to known and unknown risks, uncertainties, and changes in circumstances that are difficult to predict. Although Alcoa Corporation believes that the expectations reflected in any forward-looking statements are based on reasonable assumptions, it can give no assurance that these expectations will be attained and it is possible that actual results may differ materially from those indicated by these forward-looking statements due to a variety of risks and uncertainties. Such risks and uncertainties include, but are not limited to: (a) the impact of global economic conditions on the aluminum industry and aluminum end-use markets; (b) volatility and declines in aluminum and alumina demand and pricing, including global, regional, and product-specific prices, or significant changes in production costs which are linked to LME or other commodities; (c) the disruption of market-driven balancing of global aluminum supply and demand by non-market forces; (d) competitive and complex conditions in global markets; (e) our ability to obtain, maintain, or renew permits or approvals necessary for our mining operations; (f) rising energy costs and interruptions or uncertainty in energy supplies; (g) unfavorable changes in the cost, quality, or availability of raw materials or other key inputs, or by disruptions in the supply chain; (h) economic, political, and social conditions, including the impact of trade policies, tariffs, and adverse industry publicity; (i) legal proceedings, investigations, or changes in foreign and/or U.S. federal, state, or local laws, regulations, or policies; (j) changes in tax laws or exposure to additional tax liabilities; (k) climate change, climate change legislation or regulations, and efforts to reduce emissions and build operational resilience to extreme weather conditions; (l) disruptions in the global economy caused by ongoing regional conflicts; (m) fluctuations in foreign currency exchange rates and interest rates, inflation and other economic factors in the countries in which we operate; (n) global competition within and beyond the aluminum industry; (o) our ability to achieve our strategies or expectations relating to environmental, social, and governance considerations; (p) claims, costs, and liabilities related to health, safety and environmental laws, regulations, and other requirements in the jurisdictions in which we operate; (q) liabilities resulting from impoundment structures, which could impact the environment or cause exposure to hazardous substances or other damage; (r) dilution of the ownership position of the Company’s stockholders, price volatility, and other impacts on the price of Alcoa common stock by the secondary listing of the Alcoa common stock on the Australian Securities Exchange; (s) our ability to obtain or maintain adequate insurance coverage; (t) our ability to execute on our strategy to reduce complexity and optimize our asset portfolio and to realize the anticipated benefits from announced plans, programs, initiatives relating to our portfolio, capital investments, and developing technologies; (u) our ability to integrate and achieve intended results from joint ventures, other strategic alliances, and strategic business transactions; (v) our ability to fund capital expenditures; (w) deterioration in our credit profile or increases in interest rates; (x) impacts on our current and future operations due to our indebtedness; (y) our ability to continue to return capital to our stockholders through the payment of cash dividends and/or the repurchase of our common stock; (z) cyber attacks, security breaches, system failures, software or application vulnerabilities, or other cyber incidents; (aa) labor market conditions, union disputes and other employee relations issues; (bb) a decline in the liability discount rate or lower-than-expected investment returns on pension assets; and (cc) the other risk factors discussed in Alcoa’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024 (the “2024 Form 10-K”) and other reports filed by Alcoa with the SEC, including those described in this report.

Alcoa cautions readers not to place undue reliance upon any such forward-looking statements, which speak only as of the date they are made. Alcoa disclaims any obligation to update publicly any forward-looking statements, whether in response to new information, future events or otherwise, except as required by applicable law. Market projections are subject to the risks described above and other risks in the market.

Incorporation by Reference

Neither the Compensation Committee Report nor the Audit Committee Report included herein shall be deemed soliciting material or filed with the SEC and neither of them shall be deemed incorporated by reference into any prior or future filings made by the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended (the “Exchange Act”), except to the extent that we specifically incorporate such information by reference. In addition, this document includes several website addresses. These website addresses are intended to provide inactive, textual references only. The information on these websites is not part of this Proxy Statement.

About Alcoa

Alumina

Aluminum

About Alcoa

Alcoa is a globally competitive industry leader in bauxite, alumina, and aluminum products.

Alcoa is active in all aspects of the upstream aluminum industry with bauxite mining, alumina refining, and aluminum smelting and casting. Being an Alcoan means being part of a high-performance culture, where we hold each other accountable for consistent improvement — pushing to innovate and move forward. We consistently work to build upon our history, which began in 1886 with the world-changing discovery that made aluminum an affordable and vital part of our modern lives.

Alcoa at
a Glance

Publicly Listed
NYSE: AA

ASX:AAI

~13,900
Employees as of 12/31/24

Delaware
Incorporated

$11.9 Billion
Full Year 2024 Revenue

Direct and indirect ownership of
26 operating locations
across nine countries on
six continents

Pittsburgh,
Pennsylvania, USA
Headquarters

Our Business Segments
Among world’s largest bauxite miners and largest alumina producer outside of China

This segment consists of the Company’s worldwide refining system, including the mining of bauxite, which is then refined into alumina. The Company produces smelter grade alumina and non-metallurgical grade alumina. Alcoa’s alumina sales are made to customers globally, including its own aluminum smelters. Non-metallurgical grade alumina is sold to third-party customers who process it into industrial chemical products.

Approximately 87% of the aluminum smelting portfolio powered by renewable energy sources in 2024. Renewable energy is derived from natural processes that are replenished constantly, such as by sunlight, wind, and hydropower.

This segment includes the Company’s worldwide smelting and casthouse system as well as a portfolio of energy assets in Brazil, Canada, and the U.S. The smelting operations produce molten primary aluminum, which is then formed by the casting operations into either common alloy ingot such as t-bar, sow, and standard ingot or into value add ingot products such as foundry, billet, rod, and slab. The energy assets supply power to external customers in Brazil and the U.S., as well as internal customers in the Aluminum segment.

Full Year 2024 Highlights

The Company demonstrated significant improvements in financial performance on continued strength in alumina and aluminum pricing and considerable advances in operational stability.

Cash	Revenue	Net Income (Loss) Attributable to Alcoa	Adjusted EBITDA excluding special items(1)

• Key cash actions included the issuance of the Company’s first green bond with net proceeds of $737 million and the voluntary repayment of $385 million drawn under the Alumina Limited Revolving Credit Facility.

	• The Company’s increase in revenue was primarily driven by higher average realized third-party prices for alumina and aluminum and higher shipments.	• The Company's year over year improvement in net income attributable to Alcoa generally reflects lower raw material and energy costs and higher alumina and aluminum prices.	• Adjusted EBITDA excluding special items increased 196% year over year, primarily due to higher average realized prices for alumina and aluminum and lower raw material costs.
(1)
Adjusted EBITDA excluding special items is a non-GAAP financial measure. Please see “Attachment A—Additional Information Regarding Performance Measures” for a reconciliation of this non-GAAP financial measure to the most directly comparable GAAP financial measure.

Key 2024 Business Highlights

January 8 Announced curtailment of Kwinana refinery in Australia	March 11 Entered into binding agreement to acquire Alumina Limited March 21 Closed first green bond offering	July 16 Stockholder approval of the issuance of shares related to the Alumina Limited acquisition	August 1 Completed acquisition of Alumina Limited	September 15 Announced agreement to sell 25.1% stake in Ma’aden joint ventures	October 15 Extended long-term supply agreement to Aluminium Bahrain B.S.C. (Alba) October 16 Announced progress towards strategic partnership in Spain

Alumina Limited Acquisition

On March 11, 2024 (EDT), Alcoa entered into a Scheme Implementation Deed, as amended and restated by the Deed of Amendment and Restatement, dated as of May 20, 2024 (the “SID”), by and among Alcoa, AAC Investments Australia 2 Pty Ltd, an Australian proprietary company limited by shares and an indirect wholly owned subsidiary of Alcoa (“Alcoa Bidder”), and Alumina Limited, an Australian public company limited by shares and listed on the Australian Securities Exchange (“Alumina Limited”). On August 1, 2024 (the “Implementation Date”), pursuant to the SID, Alcoa completed the acquisition of all of the ordinary shares of Alumina Limited (“Alumina Shares”) through Alcoa Bidder. Holders of Alumina Shares received 0.02854 Alcoa CDIs, each such CDI representing an ownership interest in a share of Alcoa common stock, for each Alumina Share, except that (i) holders of Alumina Shares represented by American Depositary Shares, each of which represented four Alumina Shares, received 0.02854 shares of Alcoa common stock, (ii) certain ineligible foreign stockholders received a pro rata share of net cash proceeds from a sale nominee’s sale of shares of Alcoa common stock that such ineligible foreign stockholders would have otherwise been entitled to receive in the form of CDIs, and (iii) a certain sstockholder received, for certain of their Alumina Shares, 0.02854 shares of Alcoa’s Series A Convertible Preferred Stock, which is convertible into shares of Alcoa common stock on a one-for-one basis. The Alcoa CDIs are quoted on the Australian Stock Exchange under the trading symbol AAI. Unless otherwise specified, references to "stockholders” include holders of Alcoa CDIs.

Proxy Voting Overview

Below are highlights of certain information in this Proxy Statement. As it is only a summary, it may not contain all of the information that is important to you. For more complete information, please refer to the complete Proxy Statement before you vote. References to “Alcoa,” “the Company,” “we,” “us,” or “our” refer to Alcoa Corporation.

Proposal 1
FOR each nominee

Election of Eleven Directors

•
The Board has affirmatively determined that each of the eleven director nominees qualifies for election under the Company’s criteria for evaluation of directors.
•
Our director nominees have substantial leadership, industry, and global business experience in various fields.
•
Our director nominees represent a range of backgrounds and perspectives.

Age	Tenure

Committee Chairs	Board Refreshment
Since 2019
60% of our current Board leadership—the Chairs of the Audit, Governance and Nominating, and Safety, Sustainability and Public Issues Committees—are women.	7 new directors have joined our board
6 of whom are independent

Director Nominees

Alcoa’s Board is currently comprised of 12 members. Directors are elected annually to each serve for a one-year term. Mr. Steven Williams, who has served as Chairman of the Board since 2021, and as a member of the Board since Alcoa became a public company in 2016, is not standing for re-election, and his term on the Board will end at the conclusion of the Company’s Annual Meeting. The Board has approved that the size of the Board will be reduced from 12 to 11 members immediately upon the conclusion of the Annual Meeting.

The following table provides summary information about each director nominee standing for election to the Board for a one-year term expiring at the 2026 Annual Meeting.

		Director Since	Committee Memberships
Name	Age		A	GN	PC	SSPI
John A. Bevan Retired Chief Executive Officer and Executive Director, Alumina Limited	68	2024
Mary Anne Citrino Senior Advisor, The Blackstone Group	65	2016
Alistair Field Retired Group Chief Executive Officer and Managing Director, Sims Limited	60	2024
Pasquale (Pat) Fiore Former Rio Tinto executive	64	2020
Thomas J. Gorman Retired Chief Executive Officer, Brambles Limited	64	2021
James A. Hughes Managing Partner, EnCap Investments L.P.	62	2016
Roberto O. Marques Former Executive Chairman and Chief Executive Officer of Natura & Co Holding S.A.	59	2023
William F. Oplinger(1) President and Chief Executive Officer, Alcoa Corporation	58	2023
Carol L. Roberts Retired Senior Vice President and Chief Financial Officer, International Paper Company	65	2016
Jackson (Jackie) P. Roberts Operating Partner, Capitol Meridian Partners	62	2022
Ernesto Zedillo Senior Fellow, Jackson School of Global Affairs, Frederick Iseman ’74 Director of the Program for the Study of Globalization at Yale University; Former President of Mexico	73	2016

A - Audit Committee	GN – Governance and Nominating Committee	PC – People and Compensation Committee
SSPI – Safety, Sustainability and Public Issues Committee	– Chair	– Member

(1)
As a management director, Mr. Oplinger attends each Board meeting and is invited to attend each committee meeting, except to the extent the Board or committee requests to meet without him present or the Board or committee is meeting in executive session of independent directors.

Proposal 2

Proposal 3

FOR

Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent auditor for 2025

•
PricewaterhouseCoopers LLP is an independent auditing firm with the required knowledge and experience to audit the Company’s financial statements.
•
Audit and non-audit services are pre-approved by the Audit Committee.

FOR

Approval, on an advisory basis, of the Company’s 2024 named executive officer compensation

•
The objectives of our executive compensation program are to align pay with performance, retain talent, and drive stockholder value through programs and practices that incorporate sound policies and practices.
•
The compensation paid to our Named Executive Officers (“NEOs”) in 2024 reflects our “pay-for-performance” philosophy that links executive compensation to the Company’s measured performance in key financial and non-financial areas and the long-term interests of stockholders.

Our executive compensation program is designed so that total compensation (base salary, annual cash incentives (“IC”), and long-term equity incentives (“LTI”)) targets the median of the peer group, with cash and equity incentive opportunities that aim to motivate and reward exceptional performance if goals are achieved at higher-than-target levels. IC and LTI, both of which are at-risk compensation, comprise the most significant portion of each NEO’s total compensation, meaning that the majority of pay is tied directly to the Company’s performance.

At-Risk Compensation

CEO	Variable At-Risk: 89%
11% Base Salary	16% IC	73% LTI

Average Other NEOs	Variable At-Risk: 77%
23% Base Salary	20% IC	57% LTI

Fixed

Performance-Based/At-Risk

Cash

Long-Term Equity-Based Incentive

Elements of 2024 Compensation

Base Salary
•
Provides an appropriate level of fixed cash compensation to attract and retain highly skilled executives
•
Reviewed at least annually to reflect responsibilities, experience, and peer group and other market data

Annual Cash Incentive Opportunity
•
Target annual incentive opportunities based on job band and competitive market data
•
Rewards achievement in support of strategic priorities and based on:
•
70% financial targets
•
Adjusted EBITDA excluding special items, non-normalized (20%)
•
Free cash flow, normalized (20%)
•
Segment performance metrics relating to production and cost (30%)
•
30% non-financial targets
•
Safety (20%)
•
Inclusive culture (10%)
•
Subject to individual contribution adjustment based on each NEO’s role and contributions to the overall success of the Company
•
Maximum payout is 200% of target

Performance Restricted Stock Units
•
Grants of Performance Restricted Stock Units (“PRSUs”) based upon job band, market data for respective positions, and contributions to the Company at the time of grant
•
Based on achievement against cumulative three-year performance targets related to:
•
Total Stockholder Return (“TSR”) relative to the S&P Metals and Mining Select Industry Index (35%)
•
Return on Equity (“ROE”) three-year average (35%)
•
Carbon Intensity (30%)
•
Earned PRSUs will be settled in shares of common stock after the end of the three-year performance period
•
Maximum award level is 200% of the target award

Time-Based Restricted Stock Units
•
Grants of time-based Restricted Stock Units (“RSUs”) based upon job band, market data for respective positions, and contributions to the Company at the time of grant
•
Vest ratably over a three-year period on the first, second, and third anniversary of the date of grant, providing a multi-year retention incentive

Proposal 1

Election of 11 Director Nominees to Serve
for One-Year Terms Expiring in 2026

The Board, upon the recommendation of the Governance and Nominating Committee, has nominated 11 individuals for election as directors at this year’s Annual Meeting to hold office until the conclusion of the 2026 Annual Meeting. Directors are elected on an annual basis each for one-year terms.

All of the nominees currently serve as directors on the Board. Each nominee, other than Mr. Bevan and Mr. Field, was elected to the Board by the stockholders at the 2024 Annual Meeting of Stockholders. Pursuant to the SID, Alcoa was required to appoint two existing Alumina Limited board members, who were Australian residents or citizens and whose identity was mutually agreed to by Alcoa and Alumina Limited, to join the Alcoa Board, effective on and from the Implementation Date. The SID also provided that the Company would recommend such individuals for election at the first Alcoa annual meeting of stockholders following the Implementation Date. Prior to the Implementation Date, members of Alcoa’s Board reviewed and evaluated the Alumina Limited board members in the context of the Alcoa Board’s composition and needs, and provided feedback to the Governance and Nominating Committee. Based on the recommendation of the Governance and Nominating Committee, the Board appointed Messrs. Bevan and Field to the Board on July 31, 2024, effective as of 5:00 p.m. EDT on the Implementation Date. The Board has determined to recommend Messrs. Bevan and Fields for election to the Board as they each meet the Company’s criteria for evaluation of directors and possess qualifications, skills, and attributes that complement the Board as a whole.

In addition, Mr. Steven Williams previously provided notice to the Company that he did not wish to stand for re-election at the Annual Meeting, and, as such, he has not been nominated for re-election at the Annual Meeting. Mr. Williams’ term on the Board will expire at the conclusion of the Annual Meeting. The Board has approved that the size of the Board will be reduced from 12 to 11 members immediately upon the conclusion of the Annual Meeting.

Each director nominee has agreed to be named in this Proxy Statement. We expect that each director nominee will be able to serve, if elected. If any director nominee is not able to serve, proxies may be voted for substitute nominees, unless the Board chooses to reduce the number of directors serving on the Board.

Majority Voting for Directors

Alcoa’s Amended and Restated Bylaws (“Bylaws”) provide that in uncontested elections, a majority of the votes cast at any meeting for the election of directors at which a quorum is present will elect directors. Accordingly, each director nominee will be elected if the number of votes cast “FOR” such director nominee exceeds fifty percent (50%) of the number of votes cast with respect to that director’s election.

If an incumbent director nominee is not elected in an uncontested election and no successor has been elected at such meeting, the director is expected to promptly tender his or her resignation to the Board. The Governance and Nominating Committee (excluding the director nominee, if applicable) will make a recommendation to the Board as to whether to accept or reject the tendered resignation, or whether other action should be taken. The Board, excluding the director nominee, will determine whether to accept the resignation and publicly disclose its decision in accordance with the Bylaws.

An election of directors is considered to be contested if there are more nominees for election than positions on the Board to be filled by election at the meeting of stockholders. In a contested election, the required vote is a plurality of votes cast. The election of directors at the Annual Meeting will be an uncontested election of directors.

The Board of Directors recommends a vote “FOR” the election of each of the 11 director nominees to serve for one-year terms expiring in 2026.

Board and Governance Matters

Board of Directors

The skills matrix below, which reflects director nominees’ experience obtained through employment and board service, is a summary, and therefore does not include all of the qualifications, attributes, and skills that each director nominee offers.

Director Qualifications, Attributes, and Skills	John A. Bevan	Mary Anne Citrino	Alistair Field	Pasquale Fiore	Thomas J. Gorman	James A. Hughes	Roberto O. Marques	William F. Oplinger	Carol L. Roberts	Jackson P. Roberts	Ernesto Zedillo
Leadership	●	●	●	●	●	●	●	●	●	●	●
Industry/Manufacturing	●		●	●	●			●	●
Operations	●		●	●	●	●	●	●	●
Global Business and Economics	●	●	●	●	●	●	●	●	●	●	●
Energy				●		●				●	●
Financial Literacy	●	●	●	●	●	●	●	●	●	●	●
Financial Expertise		●		●	●	●	●		●		●
Risk Management	●	●	●	●	●	●	●	●	●	●	●
Cybersecurity Risk Oversight		●		●		●			●		●
Labor/Human Resources	●		●	●	●	●	●	●	●	●	●
Compensation	●		●	●	●	●	●	●	●	●
Scientific Innovation/Technology	●	●	●	●	●	●	●	●	●	●
Government/Legal/Regulatory				●		●				●	●
Environment, Health and Safety (EHS)	●		●	●	●		●	●	●	●	●
Social/Community Engagement/Public Policy	●	●	●	●	●	●	●	●	●	●	●
Independent	●	●	●	●	●	●	●		●	●	●
Female Representation*		●							●	●
Racial/Ethnic Representation*							●				●
Holds Citizenship Outside of the United States	●		●	●			●				●
Tenure (years)	1	8	1	5	4	8	2	2	8	3	8

* Based on director nominees’ self-identified characteristics.

Director Qualifications, Skills, and Attributes

Our director nominees have substantial leadership, management, and industry experience in various fields. This range of experience of our director nominees, illustrated in the skills matrix and director nominees’ biographies, is evidenced in Board deliberations, during which multiple perspectives are considered in developing dynamic strategies to achieve our strategic priorities to Reduce Complexity, Drive Returns, and Advance Sustainably.

Leadership	11/11	Industry/Manufacturing	6/11	Operations	8/11
Service as a CEO or senior executive of a complex organization provides insight into how large organizations like Alcoa operate		At least 10 years’ experience in Alcoa’s industry (mining, refining, metals, and manufacturing) contributes to defining and directing strategy		Experience with developing and implementing operational plans and business models contributes to oversight of operational strategy

Global Business and Economics	11/11	Energy	4/11	Financial Literacy	11/11
Exposure to geographic, political, and regulatory environments outside the U.S. contributes to a mix of perspectives and an understanding of Alcoa’s global footprint		Exposure to energy sources and technologies (including through leading or advising energy or utility companies) contributes to understanding key elements of Alcoa’s operations		Knowledge of finance, financial reporting, capital allocation, debt/capital market transactions, and/or mergers and acquisitions strengthens an understanding of key financial drivers of the business

Financial Expertise	7/10	Risk Management	11/11	Cybersecurity	5/11
Qualification as an “audit committee financial expert” under SEC rules (independent directors only)		Experience identifying, assessing, and managing complex risks and implementing risk management procedures strengthens the Board’s oversight of significant risks		Experience with risks related to information technology and cybersecurity contributes to oversight of risk identification and mitigation efforts

Labor/Human Resources	10/11	Compensation	8/11	Scientific Innovation/Technology	10/11
Strong understanding of labor relations, human resources, inclusion, and/or human capital management contributes to effective oversight of Alcoa’s global workforce		Experience with designing and administering executive compensation and broad-based incentive and benefit programs contributes to the Board’s role in compensation planning		Technical, scientific, or engineering knowledge strengthens the Board’s expertise in research and development and strategy to support Alcoa’s growth and competitive advantage

Government/Legal/ Regulatory	4/11	Environment, Health and Safety	9/11	Social/Community Engagement/Public Policy	11/11

Significant experience in regulated industries, including as part of a business and/or through positions with government organizations and regulatory bodies, contributes to an understanding of the regulatory environment and working with government agencies

		Strong understanding of, environmental and workplace safety and health risks, regulations and practices contributes to oversight of EHS policies and risks		Experience in social and community affairs, public policy and/or corporate responsibility initiatives support Alcoa’s goals to operate ethically and with accountability and transparency

As further described, our director nominees represent a range of backgrounds and overall experience. The Board believes that the mix of directors on our Board should represent a broad range of experiences, knowledge, skills, judgment, perspectives, and characteristics, which contributes to the overall competencies and effectiveness of the Board by bringing multiple viewpoints to Board deliberations and decisions. The 11 director nominees also represent a range of ages: 50-59 (18%); 60-69 (73%); and 70-75 (9%), with an average age of approximately 64.

In selecting a director nominee, the Governance and Nominating Committee focuses on skills, expertise, perspective, and background that would complement the existing Board as a whole. The Governance and Nominating Committee uses the skills matrix, the annual Board and committee evaluation process, and its corporate governance policies to guide and assist in its evaluation of the overall composition of the Board.

Background information about the director nominees, including the business experience, individual skills, and qualifications that contribute to the Board’s effectiveness, are described on the following pages.

Director Nominees

The Board has affirmatively determined that each of the director nominees qualifies for election under the Company’s criteria for evaluation of directors pursuant to the Criteria for Identification, Evaluation, and Selection of Directors in the Company’s Corporate Governance Guidelines. The following pages include biographical information about each of the director nominees and their specific qualifications, skills, and attributes that have led the Board and the Governance and Nominating Committee to conclude that they should serve as directors on the Board. In addition, the Board has determined that each non-employee director nominee qualifies as independent under the New York Stock Exchange (“NYSE”) listing standards and the Company’s Director Independence Standards. See “Director Independence.”

John A. Bevan Independent Director since: 2024 Age: 68 Committees: Safety, Sustainability and Public Issues	Mary Anne Citrino Independent Director since: 2016 Age: 65 Committees: Audit; Governance and Nominating (Chair)

Attributes and Skills

Mr. Bevan has extensive experience in the metals and mining industry, having previously served in several executive and senior management positions across the industry, including as the Chief Executive Officer of Alumina Limited. His experience contributes significant global business, risk management, leadership, and operational expertise to the Board. Mr. Bevan’s Australian experience contributes valuable strategic perspective to the Board.

Attributes and Skills

Ms. Citrino’s more than 30-year career as an investment banker provides substantial knowledge regarding business strategy and development, as well as strong investor and capital markets insight, to the Board. Ms. Citrino has extensive financial and investment expertise, which is important to the Board and the Company as it pursues its long-term strategic plans and executes its strategic priority to Drive Returns. Ms. Citrino contributes valuable corporate governance experience to the Board from her extensive service on public and private company boards.

Career Highlights and Qualifications

•
Chief Executive Officer and Executive Director of Alumina Limited, an Australian mining holding company, from 2008 until his retirement in 2013
•
Chief Executive Officer of Downer EDI Mining prior to his role as Chief Executive Officer of Alumina Limited
•
Spent over 25 years with the BOC Group Plc, a multinational industrial gas company, where he held a variety of executive and senior management positions in Australia, Asia, and the United Kingdom

Other Current Public Directorships

•
Qube Holdings LTD, Australia’s largest integrated provider of import and export logistic services

Other Current Affiliations

•
Mr. Bevan is a non-executive director of Balmoral Iron Pty Ltd., a Western Australia-based mining company. Mr. Bevan also serves as the Chair of the Board of Directors of the Humpty Dumpty Foundation, a non-profit charitable supplier of children’s medical equipment in Australia.

Previous Public Directorships

•
Alumina Limited (2008-2013, 2018-2024)
•
BlueScope Steel Limited (2014-2023)
•
Ansell Limited (2012-2023)

Career Highlights and Qualifications

•
Senior Advisor of The Blackstone Group, a multinational private equity, alternative asset management, and financial services corporation, since 2015
•
Senior Managing Director of Blackstone Advisory Partners L.P. from 2004 until 2015
•
Spent more than 20 years advising clients at Morgan Stanley, including as a Managing Director, before joining Blackstone

Other Current Public Directorships

•
HP Inc., a multinational information technology company that develops personal computers, printers, related supplies, and 3D printing solutions

Other Current Affiliations

•
Ms. Citrino serves on the boards of private companies Trilliant Food and Nutrition, LLC, a vertically integrated coffee manufacturer, ZO Skin Health, a skincare company, and Spanx, Inc., an apparel retailer.

Previous Public Directorships

•
Ahold Delhaize (2016-2022)
•
Barclays plc (2018-2020)

Alistair Field Independent Director since: 2024 Age: 60 Committees: Safety, Sustainability and Public Issues	Pasquale (Pat) Fiore Independent Director since: 2020 Age: 64 Committees: Audit; Safety, Sustainability and Public Issues

Attributes and Skills

Mr. Field’s more than 25 years of experience in the mining, metals, and manufacturing sectors provides valuable industry and operations perspective to the Board. Having served a variety of leadership roles across the industry, Mr. Field provides the Board with significant insight in the Company’s vertically integrated operations and strategic considerations. Mr. Field’s Australian experience provides key insight to the Board as the Company executes on its long-term strategy.

Attributes and Skills

Mr. Fiore’s more than 35 years of experience in the global metals and mining industry, including his significant experience in managing global bauxite and alumina businesses, contributes substantial industry and operations knowledge to the Board. Having served in a range of leadership roles in his career, Mr. Fiore provides the Board with valuable insight into the Company’s strategy as a global and vertically integrated aluminum producer.

Career Highlights and Qualifications

•
Group Chief Executive Officer and Managing Director of Sims Limited, an Australian-based metal and electronics recycling company, from 2017 until his retirement in 2023
•
Several leadership roles at Asciano Limited, an Australian freight and logistics company, prior to joining Sims Limited
•
Director of Operations, Aluminum at the Saudi Arabian Mining Company (Ma’aden) from 2009 to 2010
•
Spent several years at the Rio Tinto Group, a global mining and metals company ("Rio Tinto"), including as Chief Operating Officer, Bauxite and Alumina, Pacific Operations and Vice President, Operations at Rio Tinto Alcan

Other Current Public Directorships

•
BlueScope Steel Limited, an Australian flat product steel producer
•
Fonterra Co-operative Group Limited, a New Zealand-based co-operative of dairy farms and exporter of dairy products

Other Current Affiliations

•
None

Previous Public Directorships

•
Alumina Limited (2024)
•
Sims Limited (2017-2023)

Career Highlights and Qualifications

•
Managing Director of Réseau express métropolitain, a light rail system in Montreal from 2021 to 2023
•
Consultant for GNL Québec (“GNL”), a Québec-based project development, construction, and operations company from 2020 to 2021, and President of GNL from 2018 to 2020
•
Several positions with Rio Tinto, including: Major Project Sponsor for a smelter modernization project; Interim Chief Financial Officer, Aluminum; President and CEO, Bauxite and Alumina, Australia; and Chief Operating Officer, Atlantic Bauxite and Alumina
•
Several positions, including President, at QIT Fer et Titane, a Canadian mining company owned by Rio Tinto

Other Current Public Directorships

•
None

Other Current Affiliations

•
Mr. Fiore serves as chair of the board of directors of STAS Inc., a company specializing in process equipment for the aluminum industry. Mr. Fiore also serves on the board of Fe3dback, a private music streaming company.

Previous Public Directorships

•
None

Thomas J. Gorman Independent Director since: 2021 Age: 64 Committees: Governance and Nominating; People and Compensation (Chair)	James A. Hughes Independent Director since: 2016 Age: 62 Committees: Audit; Governance and Nominating

Attributes and Skills

Mr. Gorman has over 35 years of global business, logistics, and manufacturing experience, which provides significant cross-functional insight to the Board. His previous executive experience leadership roles at complex, large companies and substantial knowledge of global business operations, including extensive experience in Australia, where the Company has significant operational assets, allow him to contribute critical management, operational, financial, and strategic expertise to the Board.

Attributes and Skills

Mr. Hughes’ extensive experience in the energy sector and leadership positions at large energy companies contributes valuable global business, operational, market, regulatory, strategic, and management expertise to the Board, particularly as it relates to the Company’s portfolio of energy assets and global operations. Mr. Hughes’ experience with the Federal Reserve Bank imparts significant financial and global economic expertise.

Career Highlights and Qualifications

•
CEO of Brambles Ltd, an Australian-listed global supply chain logistics company, from 2009 until his retirement in 2017
•
Joined Brambles Ltd as President of Europe, Middle East, and Africa operations in 2008
•
President of Ford Australia from 2004 to 2008; oversaw the establishment of an Asia-Pacific engineering center of excellence in Australia
•
Joined the Ford Motor Company in 1987 and held several senior executive positions over his 21-year career at Ford, including positions in Europe, North America, and Australia

Other Current Public Directorships

•
Orora Limited, an Australian designer and manufacturer of packaging solutions
•
Sims Limited, an Australian company that operates in metal recycling, IT assets and cloud infrastructure reuse, and energy
•
Worley Limited, an engineering, project delivery, and consulting services company in Australia

Other Current Affiliations

•
Mr. Gorman serves as a Trustee of the Maine Chapter of The Nature Conservancy.

Previous Public Directorships

•
None

Career Highlights and Qualifications

•
Managing Partner of EnCap Investments L.P. (“EnCap”), a private equity firm focusing on energy investments, since 2019
•
CEO and Managing Director of Prisma Energy Capital, a private entity focused on investments in energy storage, from 2017 until its acquisition by EnCap in 2019
•
Former CEO and Director of First Solar, Inc., a leading global provider of comprehensive photovoltaic solar solutions
•
Former CEO and Director of AEI Services LLC, a private company that owned and operated power distribution, generation, and gas transportation businesses in emerging markets worldwide

Other Current Public Directorships

•
TPI Composites, Inc., a manufacturer of composite wind blades for the energy industry
•
TXNM Energy, Inc., an energy holding company

Other Current Affiliations

•
Mr. Hughes is currently a member of the Energy Advisory Council of the Federal Reserve Bank of Dallas.

Previous Public Directorships

•
None

Roberto O. Marques Independent Director since: 2023 Age: 59 Committees: People and Compensation; Safety, Sustainability and Public Issues	William F. Oplinger President and Chief Executive Officer ("CEO") Director since: 2023 Age: 58 Committees: Not applicable

Attributes and Skills

Mr. Marques has significant experience in global business, environmental, and social matters in the consumer goods sector. His breadth of leadership experience in these areas, including as a CEO, and extensive background and business experience in Brazil, where the Company has significant operational assets, allow him to contribute valuable management, financial, economic, strategic, portfolio transformation, risk management, and environmental and social perspective to the Board.

Attributes and Skills

Mr. Oplinger is an experienced leader at Alcoa with extensive knowledge of all aspects of the Company’s business based on his over 20-year career in the aluminum industry and previous leadership positions at Alcoa. As the only management representative on the Board, Mr. Oplinger’s broad range of executive, operational, financial, risk management, and other roles brings critical insight to the Board, including relating to the Company’s industry, business, operations, and strategic direction.

Career Highlights and Qualifications

•
Several positions with Natura & Co Holding SA (“Natura & Co”), a global personal care cosmetics company based in Brazil, including as a director from 2016 to 2017, Executive Chairman from 2017 to 2022, and Group Chief Executive Officer from 2020 to 2022
•
Executive Vice President and President, North America at Mondelēz International, Inc. from 2015 to 2017
•
Spent over 25 years at Johnson & Johnson, a consumer products company, where he held various global and regional senior executive positions in Latin American, North America, and Europe
•
Former Senior Advisor at The Carlyle Group, a global diversified private investment firm, from 2023 to 2024

Other Current Public Directorships

•
Sysco Corporation, a global leader in selling, marketing and distributing food products

Other Current Affiliations

•
Mr. Marques currently serves as a board member of We Mean Business Coalition, a non-profit organization focused on climate change actions, and the United States Tennis Association Foundation. He is also an external advisor to the Consumer Group of Bain & Company, a top management consulting firm.

Previous Public Directorships

•
Natura & Co (2016-2022)

Career Highlights and Qualifications

•
President and CEO of Alcoa Corporation since September 2023
•
Executive Vice President and Chief Operations Officer of the Company from February 2023 until September 2023
•
Executive Vice President and Chief Financial Officer of the Company from 2016 to February 2023
•
Executive Vice President and Chief Financial Officer of Alcoa Inc., the Company’s former parent company, from 2013 until 2016
•
Served in several principal positions in Alcoa Inc.’s Global Primary Products (GPP) business, including Chief Financial Officer, Controller, Operational Excellence Director, and Chief Operating Officer
•
Joined Alcoa Inc. in 2000 and held key corporate positions in financial analysis and planning and as Director of Investor Relations
•
Held engineering, marketing management, and business planning positions with Westinghouse Corporation and Emerson Electric Co. earlier in his career

Other Current Public Directorships

•
None

Other Current Affiliations

•
Mr. Oplinger serves on the advisory board of Ridgeline Royalties, a supplier of royalty and stream financing for miners of certain metals.

Previous Public Directorships

•
None

Carol L. Roberts Independent Director since: 2016 Age: 65 Committees: Audit (Chair); People and Compensation	Jackson (Jackie) P. Roberts Independent Director since: 2022 Age: 62 Committees: People and Compensation; Safety, Sustainability and Public Issues (Chair)

Attributes and Skills

Ms. Roberts’ over 35-year career in industrial manufacturing career includes engineering, operations, business management, human resources, and finance experience, bringing deep cross-functional knowledge and perspectives to the Board. Her executive experience and leadership roles, including as the Chief Financial Officer of International Paper Company ("IP"), provide the Board with strong accounting and corporate finance expertise, as well as valuable perspective on risk management and strategic oversight.

Attributes and Skills

Ms. Roberts has significant experience in environmental, climate, and social matters, serving in various roles at both for- and non-profit entities. Ms. Roberts’ experience in these matters deepens the Board’s understanding of stakeholder perspectives and challenges as the Company pursues its strategic priority to Advance Sustainably. Ms. Roberts also provides valuable community engagement, strategic risk management, and global regulatory and policy perspective to the Board.

Career Highlights and Qualifications

•
Senior Vice President and Chief Financial Officer of IP, a leader in packaging and paper with global manufacturing operations, from 2011 until her retirement in 2017
•
As Senior Vice President, Packaging and Vice President, Industrial Packing, led IP’s largest business before being named Chief Financial Officer in 2011
•
Served as IP’s Vice President of People Development for three years, during which she developed human resources programs that had a major impact on IP’s talent management and employee engagement

Other Current Public Directorships

•
V.F. Corporation, one of the world’s largest apparel, footwear, and accessories companies

Other Current Affiliations

•
Ms. Roberts serves on the Board of Trustees for the University of Memphis and on the board of Divergent 3D, a private company, utilizing 3D printing and other advanced technology for vehicle manufacturing.

Previous Public Directorships

•
None

Career Highlights and Qualifications

•
Operating Partner of investment firm Capitol Meridian Partners since 2021 and previously Senior Advisor of Sustainability to Hunter Point Capital from 2021 to 2024
•
Senior Advisor to Smart Surfaces Coalition, a group of organizations focused on resiliency to climate-related events
•
Chief Sustainability Officer of AppHarvest Inc., an applied technology company developing and operating high-tech indoor farms, from 2020 to 2022
•
Held various executive roles at The Carlyle Group, a global diversified investment firm, including as Chief Sustainability Officer, from 2014 to 2020 and as Managing Director from 2019 to 2020
•
Spent over 17 years at the Environmental Defense Fund

Other Current Public Directorships

•
None

Other Current Affiliations

•
Ms. Roberts serves on the boards of PurposeBuilt Brands, LLC and The Conservation Innovation Fund. Ms. Roberts also serves on the Sustainability Advisory Council at American University’s Kogod School of Business and on the Advisory Board of the DC Chapter of LIFT, a nonprofit organization addressing generational poverty.

Previous Public Directorships

•
None

Ernesto Zedillo Independent Director since: 2016 Age: 73 Committees: Governance and Nominating; Safety, Sustainability and Public Issues

Attributes and Skills

From his broad experience in government policy, international economics, and geopolitics, and his prior service as the President of Mexico, Dr. Zedillo brings a unique global perspective to matters such as government relations and public affairs in countries in which Alcoa operates. Dr. Zedillo’s extensive leadership experience offers the Board critical insight into global regulatory, economic, energy, political, and trade issues.

Career Highlights and Qualifications

•
Professor at Yale University since 2002, where he is the Frederick Iseman ’74 Director of the Yale Center for the Study of Globalization, Professor of International Economics and Politics, Professor Adjunct of Forestry and Environmental Studies, and Senior Fellow at the Jackson School of Global Affairs
•
President of Mexico from 1994 to 2000
•
Served in the Federal Government of Mexico as Secretary of Education, Secretary of Economic Programming and the Budget, and board member of various state-owned enterprises, including PEMEX, Mexico’s national oil company, and Undersecretary of the Budget
•
Has served as deputy manager of economic research and deputy director of the central bank of Mexico and was the founding General Director of the Trust Fund for the Coverage of Exchange Risks

Other Current Public Directorships

•
None

Other Current Affiliations

•
Dr. Zedillo belongs to the international advisory boards of Iberdrola, a multinational renewable energy company in Spain.

Previous Public Directorships

•
Citigroup Inc. (2010-2022)
•
The Procter & Gamble Company (2001-2019)

Process for Identification and Evaluation of Director Candidates

The process to determine director nominees for election to the Board is based upon the recommendations of the Governance and Nominating Committee (for purposes of this section, the “Committee”), which is responsible for selecting directors to recommend to the Board for election by the stockholders and for recommending qualified individuals for appointments and to fill vacancies between stockholder meetings.

Annual Evaluation of Board Composition

The Committee annually reviews the composition and size of the Board and considers the Company’s strategy and business needs, the current Board and individual directors’ range of experience, knowledge, skills, judgment, perspectives, and characteristics, and the specific qualifications and experiences desired for new candidates, if needed.

Identify Candidates

Candidates for nomination to the Board may be suggested by current directors, management, stockholders, or a third-party search firm engaged to assist with director recruitment.

•
Third-Party Search Firm. When engaging a third-party search firm, the Committee provides the firm with guidance as to the skills, experience, and qualifications it is seeking on the Board, and the search firm identifies potential candidates for the Committee’s consideration.
•
Stockholder Nominations. Stockholders may nominate director candidates for election at the annual meeting under the advance notice or proxy access provisions of the Company’s Bylaws. See "Advance Notice Director Nominations" and "Proxy Access Director Nominations" in this Proxy Statement for the procedures to nominate candidates under the relevant provisions of the Bylaws.

Assess Candidates

The Committee will conduct a preliminary review of a prospective candidate’s background, career experience, and qualifications based on available information to consider whether an individual’s mix of skills, experience, and qualifications would complement the existing Board as a whole. If a consensus is reached by the Committee that a particular candidate would likely contribute positively to the Board, the Committee will conduct interviews with the candidate and may invite other Board members or senior Alcoa executives to interview the candidate to assess the candidate’s overall qualifications.

The Board has adopted the following minimum qualification criteria for the identification, evaluation, and selection of directors, as further described in the Company’s Corporate Governance Guidelines, which apply regardless of the nominator:

•
Directors must have demonstrated the highest ethical behavior and must be committed to the Company’s values.
•
Directors must be committed to seeking and balancing the legitimate long-term interests of all of the Company’s stockholders, as well as its other stakeholders, including its customers, employees and the communities where the Company has an impact. Directors must not be beholden primarily to any special interest group or constituency.
•
It is the objective of the Board that all non-management directors be independent. In addition, no director should have, or appear to have, a conflict of interest that would impair that director’s ability to make decisions consistently in a fair and balanced manner.
•
Directors must be independent in thought and judgment. They must each have the ability to speak out on difficult subjects; to ask tough questions and demand accurate, honest answers; to constructively challenge management; and at the same time, act as an effective member of the team, engendering by his or her attitude an atmosphere of collegiality and trust.
•
Each director must have demonstrated excellence in his or her field and must be able to deal effectively with crises and to provide advice and counsel to the Chief Executive Officer and his or her peers.
•
Directors should have proven business acumen, serving or having served as a chief executive officer, or other senior leadership role, in a significant, complex organization; or serving or having served in a significant policy-making or leadership position in a well-respected, nationally or internationally recognized educational institution, not-for-profit organization or governmental entity; or having achieved a widely recognized position of leadership in the director’s field of endeavor, which adds substantial value to the oversight of material issues related to the Company’s business.
•
Directors must be committed to understanding the Company and its industry; to regularly preparing for, attending and actively participating in meetings of the Board and its committees; and to confirming that existing and future individual commitments will not materially interfere with the director’s obligations to the Company. The number of other board memberships, in light of the demands of a director nominee’s principal occupation, should be considered, as well as travel demands for meeting attendance.

•
Directors must understand the legal responsibilities of board service and fiduciary obligations. All members of the Board should be financially literate, as determined by the Board in its business judgment, and have a sound understanding of business strategy, business environment, corporate governance and board operations. At least one member of the Board must satisfy the requirements of an “audit committee financial expert,” as determined by the Board in its business judgment.
•
Directors must be self-confident and willing and able to assume leadership and collaborative roles as needed. They need to demonstrate maturity, valuing Board and team performance over individual performance and respect for others and their views.
•
New director nominees should be able to and committed to serve as a member of the Board for an extended period of time.
•
In selecting a director nominee, the Governance and Nominating Committee will consider each candidate’s diversity of experiences, knowledge, skills, judgment, perspectives, and characteristics that would complement the existing Board as a whole and in light of the Company’s business and strategies, recognizing that the Company’s businesses and operations are diverse and global in nature. When identifying candidates for Board membership, the Governance and Nominating Committee shall consider, and shall request that any search firm it engages include, qualified women and racially/ethnically diverse persons in the initial pool from which director nominees are chosen. However, a director nominee will not be specifically chosen nor excluded solely or largely based on any single attribute or characteristic.
•
Directors should have reputations, both personal and professional, consistent with the Company’s image and reputation.

Committee Recommendation and Board Nomination

This evaluation procedure is the same for all candidates, including director candidates identified by stockholders, and was followed with respect to the appointments of Messrs. Bevan and Field to the Board in 2024 in connection with the Company’s acquisition of Alumina Limited. In evaluating Mr. Bevan as a director candidate, the Committee and the Board considered his extensive experience in the metals and mining industry in Australia, and his previous service with Alumina Limited, among many attributes, and concluded that he would contribute positively to the Board’s mix of skills and experiences. In evaluating Mr. Field as a director candidate, the Committee and the Board considered his experience in the mining, metals, and manufacturing sectors, his experience in Australia, and his previous service with Ma'aden, among many attributes, and concluded that he would contribute positively to the Board’s mix of skills and experiences. The Board has determined to recommend Messrs. Bevan and Fields for election to the Board at the Annual Meeting as they each meet the Company’s criteria for evaluation of directors and possess qualifications, skills, and attributes that complement the Board as a whole.

Director Independence

Providing objective, independent judgment is at the core of the Board’s oversight function. Under the Company’s Director Independence Standards, which conform to the independence requirements pursuant to the listing standards of the NYSE, a director is not considered “independent” unless the Board affirmatively determines that the director has no material relationship with the Company or any subsidiary in the consolidated group. The Director Independence Standards include a list of categories of material relationships affecting the determination of a director’s independence. In making such determinations, the Board also considers transactions, relationships, and arrangements between each director or director nominee (or an immediate family member of the director or director nominee) and the Company and management. Any relationship that falls below a threshold set forth in the Director Independence Standards or is not otherwise listed in the NYSE listing standards or the Director Independence Standards and is not required to be disclosed under Item 404(a) of SEC Regulation S-K, is deemed to be an immaterial relationship.

The Board has affirmatively determined that each of the current directors (Messrs. Williams, Bevan, Field, Fiore, Gorman, Hughes, and Marques, Dr. Zedillo, and Mses. Citrino, C. Roberts, and J. Roberts), other than Mr. Oplinger, are independent. Mr. Oplinger is employed by the Company and therefore does not meet the independence standards set forth in the NYSE listing standards and our Director Independence Standards. In the course of making its determination regarding independence, the Board did not find any material relationships that would impair any director’s independence, other than Mr. Oplinger’s employment with Alcoa. Specifically, with respect to Messrs. Bevan and Field, the Board reviewed and considered their positions as directors of Alumina Limited in 2024, prior to Alcoa’s acquisition of Alumina Limited, and concluded that neither Mr. Bevan nor Mr. Field had a direct or indirect material interest in any transaction between Alcoa and Alumina Limited during such period.

Director Overboarding Policy

As described in our Corporate Governance Guidelines, the Board has established an overboarding policy so that a director’s service on other public company boards does not impair the director’s ability to effectively serve on our Board. To that end, the Board believes that (i) directors who also serve as executive officers of public companies should not serve on more than one public company board in addition to the Company’s Board; (ii) other directors should not serve on more than three other public company boards in addition to the Company’s Board; and (iii) Audit Committee members should not serve on the audit committees of more than three public companies (including the Company’s Audit Committee). The Board takes into account the nature of and time involved in a director’s service on other boards in evaluating the qualifications of each director. The Governance and Nominating Committee also regularly evaluates director affiliations and time commitments. All of our current Board members are in compliance with the Company’s overboarding policy.

Retirement Policy and Board Refreshment

Our Corporate Governance Guidelines provide that no director should stand for election or re-election to the Board if the director has reached age 75 before the date of election or will reach age 75 during the term for which the director is being considered for nomination, unless the Governance and Nominating Committee determines that such director’s continued service is in the Company’s interests (the “Retirement Policy”). Since the time of our formation as a standalone company, we have had directors retire in accordance with the Retirement Policy and, when necessary and appropriate, the Board has also added new directors, resulting in Board refreshment over time. Since 2019, seven new directors have joined the Board, six of whom are independent.

Corporate Governance

The Board has adopted a number of policies to support our values and good corporate governance, which are central to the success of our business and in advancing stockholder interests.

Corporate Governance Highlights

The Company is committed to corporate governance practices that enhance accountability to our stockholders and support the long-term success of our business.

Board Structure, Independence, and Accountability
Structure	Separate roles of non-executive Chairman and CEO. Non-executive Chairman (currently Mr. Williams) presides over Board meetings and during the Board’s executive sessions.
Independence	Independent Chairman and fully independent Board committees. 10 of 11 director nominees are independent.
Engagement	Non-employee director attendance at Board and committee meetings averaged approximately 98% in 2024. Independent directors meet in regular executive sessions without management present.
Perspectives	Director nominees represent a mix of skills, experience, backgrounds, and tenures.
Accountability

Directors are subject to overboarding limitations.

Annual Board and committee self-evaluation process and annual Board evaluation of CEO performance.

Annual certification of compliance with Code of Conduct and governance/ethics policies.

Tenure

If not elected, directors are expected to tender resignation to the Board for its consideration.

Retirement policy that no director should stand for election or re-election if the director has reached age 75 before the date of election or will reach age 75 during the term for which the director is being considered for nomination.

The current average director tenure on the Board is 4.5 years.

Board Oversight
Strategy	Board actively oversees and guides Alcoa’s strategic direction and long-term plans.
Risk	Board regularly assesses and oversees Alcoa’s risk profile, exposures, and mitigation strategies. Full Board is responsible for risk oversight and Board committees oversee certain key risks.
Succession Planning	Board actively monitors Alcoa’s executive succession and development plans.
Stockholder Rights and Access
Proxy Access	Stockholders have the ability to nominate directors through proxy access.
Elections and Voting	Annual elections of all directors with simple majority voting in uncontested director elections. No supermajority voting provisions. One share, one vote.
Special Meetings	Stockholders representing at least 25% of outstanding shares are generally able to call special meetings.
Engagement	Stockholder engagement program to understand investor perspectives. Stockholders have opportunities to engage with management, including at investor conferences.
No poison pill	Alcoa does not have a poison pill.
Stock and Compensation
Clawback Policy

Clawback policy that empowers the Company to recover certain incentive compensation erroneously awarded to a current or former executive officer in the event of an accounting restatement in accordance with such policy.

Executive Officer Severance Policy	Generally limits severance payments to our executive officers, without stockholder ratification, to 2.99 times base salary plus target annual incentive bonus.
Hedging/Pledging	Prohibition on short selling, hedging, or pledging Company securities by directors, executive officers, and employees.
Stock Ownership	Executive officers and directors are subject to robust stock ownership guidelines.

Board Leadership Structure

The Company’s current Board leadership structure provides for a non-executive Chairman of the Board who is appointed by the independent directors of the Board. Steven W. Williams has served as the Company’s independent, non-executive Chairman of the Board since January 1, 2021. Mr. Williams is not standing for re-election at the Annual Meeting and will serve until the end of his term at the conclusion of the Annual Meeting. The Board has approved that the size of the Board will be reduced from 12 to 11 members immediately upon the conclusion of the Annual Meeting.

The Board believes this current structure of separating the roles of Chairman and CEO, which structure has been in place since the Company’s launch in 2016, allows for better alignment of corporate governance with the interests of stockholders in protecting the Company’s long-term enterprise value. The Board also believes that this structure allows our CEO to focus on operating and actively managing the Company and the Chairman to provide guidance and oversight to management and the Board. With independent members of the Board serving as chairpersons and members of our Board committees, this leadership structure further enables the Board to provide independent oversight of material risks affecting the Company that are within the purview of such committees as further described under “The Board’s Role in Risk Oversight.”

Our Corporate Governance Guidelines provide that the Chairman has the following responsibilities, unless otherwise designated by the Board:
•
Call and chair meetings of the Board, including executive sessions of the independent directors
•
Chair the annual stockholders meeting
•
Ensure that he or she is available for consultation and direct communication with major stockholders or joint venture partners, as appropriate
•
Oversee Board governance, including meeting agendas and schedules to assure that all agenda items are adequately addressed
•
Ensure personal availability for consultation and communication with independent directors
•
Call special meetings of the independent directors, as the Chairman may deem to be appropriate
•
Provide guidance and communication to the CEO in matters of strategic importance
•
Facilitates communications between the Board and management and may engage with other stakeholders as the Chairman may deem appropriate

Board Structure and Operations

Committees of the Board

There are four standing committees of the Board: Audit, Governance and Nominating, People and Compensation, and Safety, Sustainability and Public Issues. The Board has adopted written charters for each committee, which are reviewed annually and are available on our website at www.alcoa.com under “Investors—Governance—Governance Documents.”

Each of the Audit, Governance and Nominating, People and Compensation, and Safety, Sustainability and Public Issues Committees consists solely of directors who have been determined by the Board to be independent in accordance with SEC regulations, NYSE listing standards, and the Company’s Director Independence Standards (including the heightened independence standards and considerations for members of the Audit and People and Compensation Committees). The responsibilities of each committee include the following:

Audit Committee

Chair

Carol L. Roberts

Members:
Mary Anne Citrino
Pasquale Fiore
James A. Hughes

Meetings in 2024: 5

Each member of the Audit Committee is financially literate, and the Board has determined that each of

Mses. Citrino and C. Roberts and Messrs. Fiore and Hughes qualifies as an “audit committee financial expert” under applicable SEC rules and is independent in accordance with SEC rules, NYSE listing standards, and the Company’s Director Independence Standards.

Responsibilities

•
Overseeing the integrity of the financial statements and internal controls, including review of the scope and the results of the audits of the internal and independent auditors.
•
Appointing the independent auditor and evaluating its qualifications, independence, and performance.
•
Reviewing the performance and adequacy of the internal audit function.
•
Pre-approving all audit and non-audit services to be provided by the independent auditor.
•
Overseeing the Company’s compliance with legal and regulatory requirements.
•
Preparing the Audit Committee Report for inclusion in the Proxy Statement.
•
Discussing with management and the auditors the Company’s policies related to financial risk, including risk assessment, major risk exposures, and the steps management has taken to monitor and control these exposures.
•
Review and oversee the Company’s risk management and strategy relating to cybersecurity, including developments and threats and the Company’s process for assessing, managing, and mitigating material cybersecurity risks and threats.
•
Review and oversee the Company’s financial reporting relating to the sustainability- and climate-related disclosures made pursuant to applicable financial reporting frameworks, including reviewing any assurance provided by external auditors with respect to such disclosures.

Governance and Nominating Committee

Responsibilities

•
Oversee board succession planning, including identifying individuals qualified to become directors and recommending them to the full Board for nomination for election to the Board.
•
Making recommendations to the Board regarding committee membership.
•
Reviewing and assessing the Company’s Corporate Governance Guidelines and overseeing other corporate governance matters.
•
Conducting a reasonable prior review of, approving, ratifying, revising, or rejecting, and overseeing related person transactions in accordance with the Company’s applicable policy.
•
Overseeing the annual evaluation of the structure, organization, policies, performance, and effectiveness of the Board, its committees, and individual directors.
•
Periodically reviewing and making recommendations to the Board regarding director compensation.
•
Retaining and terminating any search firm used to identify director candidates, including the sole authority to approve any such search firm's fees or retention terms.

Chair Mary Anne Citrino Members: Thomas J. Gorman James A. Hughes Ernesto Zedillo Meetings in 2024: 4

People and Compensation Committee

Responsibilities

•
Determining and approving the CEO’s compensation based upon an evaluation of performance in light of approved goals and objectives.
•
Reviewing and approving the compensation of the Company’s other officers.
•
Overseeing the management and administration of the Company’s compensation and benefit plans, including pension, savings, retirement, incentive, and equity-based plans.
•
Reviewing programs, policies, practices, and strategies related to human capital management, including with respect to talent acquisition, retention, development, culture, inclusion, and oversee associated risks.
•
Overseeing and making recommendations to the Board with respect to short-term and long-term succession planning for the development, retention, and replacement of the officers (other than the CEO, which is addressed by the Board).
•
Reviewing and recommending the Compensation Discussion and Analysis and preparing the Compensation Committee Report for inclusion in the Proxy Statement.
•
Having direct responsibility for the appointment, compensation, and oversight of the work of the committee's independent compensation consultant (see “Compensation Consultant”).
•
The People and Compensation Committee may form subcommittees and delegate its authority to such subcommittees and officers of the Company when appropriate (including committees of management) and has delegated authority to a management employee benefits committee to administer certain broad-based employee benefit plans and to the CEO to determine and approve IC and LTI awards for non-officer employees of the Company as prescribed by the People and Compensation Committee. Officers do not determine the amount or form of executive or director compensation, although the CEO and other officers provide recommendations to the People and Compensation Committee regarding compensation changes and incentive compensation for officers who are their direct reports. For more information on the responsibilities and activities of the People and Compensation Committee, including its processes for determining executive compensation, see the “Compensation Discussion and Analysis” section.

Chair Thomas J. Gorman Members: Roberto O. Marques Carol L. Roberts Jackson P. Roberts Meetings in 2024: 5

Compensation Committee Interlocks and Insider Participation

No member of the People and Compensation Committee has served as one of our officers or employees at any time. None of our executive officers serves as a member of the compensation committee of any other company that has an executive officer serving as a member of our Board. None of our executive officers serves as a member of the board of directors of any other company that has an executive officer serving as a member of our People and Compensation Committee.

Safety, Sustainability and Public Issues Committee

Responsibilities

•
Providing guidance on matters relating to the Company’s corporate and social responsibility, including but not limited to safety and health, environmental sustainability, and social performance.
•
Overseeing, and providing advice on and improvements to, Company initiatives, policies, and practices to promote alignment with, and the achievement of, the Company’s values.
•
Advising the Board and management on significant public policy issues that are pertinent to the Company and its stakeholders.
•
Considering developments affecting, and risks related to, the Company’s corporate reputation and public image, and providing guidance regarding the protection of the Company’s reputation.
•
Overseeing Alcoa’s policies and practices relating to its lobbying and other political activities.
•
Overseeing the Company’s policies on corporate charitable activities and reviewing the Company’s activities with respect to charitable contributions.

Chair Jackson P. Roberts Members: John A. Bevan Alistair Field Pasquale Fiore Roberto O. Marques Ernesto Zedillo Meetings in 2024: 5

Director Engagement

Meetings, Attendance, and Committee Composition

The Board met 11 times in 2024. In 2024, each non-employee director attended at least 75% of the meetings of the Board and the committees on which he or she served (held during the period in which the director served), with an average attendance of approximately 98%. Under Alcoa’s Corporate Governance Guidelines, all directors are expected to attend annual meetings of stockholders, and all directors serving at the time of the 2024 Annual Meeting attended such meeting.

Director Orientation and Continuing Education

New directors are provided with key policies and reference materials, and orientation sessions are held with the Chairman and members of management to familiarize directors with the Company’s business, strategy, industry, governance structures, and other key issues and information. The Company also periodically provides additional formal and informal opportunities to directors, including site visits to business operations and external speakers, to enable them to better perform their duties and to recognize and deal appropriately with issues that arise.

Board, Committee, and Individual Director Annual
Self-Evaluation Process

The Governance and Nominating Committee developed and oversees the formal annual, multi-faceted process to assess the performance and effectiveness of the full Board, the operations of its committees, and the contributions of individual directors. The self-evaluation process is designed to solicit robust feedback regarding the Board, the committees, and individual directors and to promote the compliance, continuous improvement, and accountability of our Board.

Director-to-Director Interviews

The evaluation process is overseen by our independent Chairman and includes individual interviews conducted by:

•
The Chairman, with individual directors and the General Counsel present, regarding the functioning of the Board and each committee, and, separately with individual directors regarding director peer performance;
•
The committee chairs with their members regarding the functioning of each committee; and
•
The Chair of the Governance and Nominating Committee with each director regarding the performance of the Chairman.

Feedback

A summary of results identifying any themes, issues, and specific feedback that emerge from individual interviews are discussed in Board and committee executive sessions, and individual director feedback is communicated by the Chairman as appropriate.

Ongoing Evaluation Actions

In addition to the formal annual Board, committee, and individual director self-evaluation process described above, our ongoing corporate governance evaluation process incorporates:

•
Input from the Chairman, committee chairs, the CEO, and senior management on meeting agendas;
•
Regular executive sessions without management present;
•
Review of the appropriateness of a director’s continued service following a substantial change in principal occupation;
•
Review of potential conflicts and overboarding, governance, and reputational concerns upon a director’s request to serve on the board of directors and/or advisory board of other corporations or entities including non-profit or charitable organizations;
•
Consideration of individual director performance when evaluating directors for possible re-nomination to the Board;
•
An annual review of committee charters, Corporate Governance Guidelines, and other Board policies; and
•
An annual review of the formal Board, committee, and individual director self-evaluation process.

THE BOARD
•
As a whole, has responsibility for risk oversight, including succession planning relating to the CEO and risks relating to the Company’s competitive landscape, strategy, business conditions, and capital requirements, as well as other matters reserved to the full Board.
•
The committees of the Board also oversee Alcoa’s risk profile and exposure relating to matters within the scope of their authority and regularly report to the Board on such matters.
•
The Chairman may require that the Board further consider certain risk matters.
•
The experience and judgment of all directors assist the Board in the consideration of such risks.

MANAGEMENT
• Reports to the Board and its committees on significant matters, including risks, and develops and executes our business strategy, manages operations, and manages day-to-day risk oversight.

Board Oversight Responsibilities

Risk Oversight

The Board is actively engaged in overseeing and reviewing the Company’s strategic direction and objectives, taking into account (among other considerations) Alcoa’s risk profile and exposures over the short, medium, and long term. The Board evaluates and the Company’s strategy relative to such risks and exposures on an annual basis, including as it relates to market developments and strategic positioning. It is management’s responsibility to manage risk and bring to the Board’s attention the most material risks to the Company. The Board has oversight responsibility for the processes established to report and monitor systems for material risks applicable to the Company. The Board regularly reviews Alcoa’s enterprise and operational risk management processes and key risk exposures and considers the prioritization of risks.

The Company believes that the Board’s leadership structure supports its role in effective oversight of risk management. There is open communication between management and directors, and all directors are actively involved in the risk oversight function.

THE AUDIT COMMITTEE

•
Regularly discusses the Company’s risk profile, risk management, and exposure (and Alcoa’s policies relating to the same) with management, the internal auditors, and the independent auditor, including the Company’s major financial risk exposures and steps management has taken to monitor and control these exposures.
•
Oversees Alcoa’s risks and strategy relating to cybersecurity. Along with the full Board, receives regular updates regarding the state of the Company’s cybersecurity program, cybersecurity developments and threats, and the Company’s process for assessing, managing, and mitigating cybersecurity risks, which includes regular vulnerability assessments and employee training on cybersecurity matters.

THE PEOPLE AND COMPENSATION COMMITTEE

•
Considers risks related to human capital management such as the attraction and retention of talent and the design of compensation programs and incentive arrangements, including through oversight of management succession planning for officers (other than the CEO).
•
Periodically reviews Alcoa’s incentive compensation structure to avoid encouraging material risk-taking through financial incentives.

Based on this review, the Company believes that it is not reasonably likely that Alcoa’s compensation and benefit plans incentivize undue risk or create risks that are reasonably likely to have a material adverse effect on Alcoa. See “What We Do” in the “Compensation Discussion and Analysis” section of this Proxy Statement.

THE GOVERNANCE AND NOMINATING COMMITTEE

•
Considers risks related to corporate governance and oversees succession planning for the Board, the structure, organization, policies, performance, and effectiveness of the Board, its committees, and individual directors, and the appropriate assignment of directors to the Board committees for risk oversight and other areas of responsibilities.

THE SAFETY, SUSTAINABILITY AND PUBLIC ISSUES COMMITTEE

•
Considers risks related to the Company’s corporate reputation and provides oversight of the Company’s risk management policies and procedures relating to safety and health, environmental sustainability, social, and public policy issues.

Management Succession Planning

As described in our Corporate Governance Guidelines, the paramount duty of the Board is to select a CEO and to oversee the CEO and other senior management in the competent and ethical operation of the Company. The Board is responsible for identifying and reviewing the qualities and characteristics necessary for an effective CEO of the Company. With these principles in mind, the Board periodically monitors and reviews the development and progression of potential internal candidates against these standards. The Company’s succession planning process enables advanced planning for contingencies, including an untimely vacancy, to facilitate the transition to both interim and longer-term leadership.

The People and Compensation Committee oversees the annual evaluation of the performance of the Company’s officers in consideration of annual compensation and oversees and makes recommendations to the Board with respect to short-term and long-term succession planning for the development, retention, and replacement of the Company’s officers (other than the CEO). The Committee’s review includes discussions regarding development plans for officers to help prepare them for future succession and officers’ readiness to take on additional leadership roles.

Stockholder Engagement and Responsiveness

Routine and consistent investor outreach is fundamental to our commitment to engagement, communication, and transparency with our stockholders. We communicate with our stockholders through various methods, all of which are designed to keep stockholders apprised of the Company’s business as well as provide opportunities for feedback.

1 Engage

We proactively and regularly reach out to our largest institutional stockholders, representing over 50% of our outstanding shares.

Also throughout the year, we participate in numerous investor conferences and make efforts to meet with as many stockholders as possible, to solicit feedback and provide our Board and management insight into the issues that are most important to our stockholders.

2 Report

Stockholder feedback is shared with the Board or committees, as appropriate, and as engagements occur. Feedback from engagements during 2024 included discussions relating to:

•
Global markets and position of Alcoa’s existing portfolio;
•
Strategic updates related to Alcoa’s business, including on specific matters such as our San Ciprián complex and Western Australia mining operations;
•
Capital allocation framework; and
•
The Company’s biodiversity and mine rehabilitation practices.

3 Consider and Respond

The Board considers stockholder feedback in its continuous review of matters important to stockholders. For example, in response to stockholder feedback received in 2023, Alcoa began publishing information regarding its public policy engagement and advocacy efforts on its website. At the 2024 Annual Meeting, an advisory stockholder proposal requesting the preparation of an annual report on lobbying activities did not pass, receiving the support of approximately 36% of shares represented at the 2024 Annual Meeting and entitled to vote.

Communications with Directors

The Board welcomes input and suggestions. Stockholders and other interested parties wishing to contact the Chairman, individual directors, or the non-management directors as a group may do so by sending a written communication to the attention of the Chairman c/o Alcoa Corporation, 201 Isabella Street, Suite 500, Pittsburgh, Pennsylvania 15212-5858.

To communicate issues or complaints regarding questionable accounting, internal accounting controls, or auditing matters, send a written communication to the Audit Committee c/o Alcoa Corporation, 201 Isabella Street, Suite 500, Pittsburgh, Pennsylvania 15212-5858. Alternatively, you may place an anonymous, confidential, toll-free call in the United States to Alcoa’s Integrity Line at 1-800-346-7319. You may also make reports by internet, email, or standard mail. For a listing of internet, email, and mailing addresses, and of Integrity Line telephone numbers outside the United States, go to www.alcoa.com “Company—What We Believe—Ethics and Compliance—Integrity Line.” See also www.alcoa.com “Investors—Governance—Contact Directors.”

Communications addressed to the Board or to a Board member are distributed to the Board or to any individual director or directors, as appropriate, depending upon the facts and circumstances outlined in the communication. The Corporate Secretary’s Office will submit to the Board or to any individual director or directors all communications received, excluding only those items that are not related to Board duties and responsibilities, such as: junk mail and mass mailings; product complaints and product inquiries; new product or technology suggestions; job inquiries and resumes; advertisements or solicitations; and surveys.

Other Governance Policies and Practices

Corporate Governance Documents

The following governance documents are available on our website, www.alcoa.com, under “Investors—Governance—Governance Documents.”

•
Certificate of Incorporation and Bylaws
•
Committee Charters
•
Corporate Governance Guidelines (which include the Director Independence Standards)
•
Code of Conduct

Paper copies of the documents listed above can be obtained by writing to Alcoa Corporation, Attention: Secretary, 201 Isabella Street, Suite 500, Pittsburgh, Pennsylvania 15212-5858.

Corporate Governance Guidelines

The Board has adopted Corporate Governance Guidelines, which are designed to assist the Board in the exercise of its duties and responsibilities to the Company. They reflect the Board’s commitment to monitor the effectiveness of decision-making at the Board and management levels with a view to achieving Alcoa’s strategic objectives. They are subject to modification by the Board at any time.

Code of Conduct

The Company’s Code of Conduct applies to all employees, officers (including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions), and directors of the Company, its subsidiaries, and entities it controls. We conduct annual surveys regarding compliance with the Code of Conduct.

Only the Audit Committee can amend or grant waivers from the provisions of the Code of Conduct, and any such amendments or waivers applicable to directors and officers (including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions) will be disclosed promptly on our website, www.alcoa.com. No waivers have been granted to date.

The Company provides Code of Conduct training for employees. Salaried employees complete the training online, and shop floor employees receive the training in organized group sessions. The training is focused on the Company’s policies and procedures and provides information on how to ask questions and raise concerns through the Company’s Integrity Line and other resources.

Insider Trading Policy

The Company has adopted an insider trading policy and procedures that govern the purchase, sale, and other dispositions of the Company’s securities by directors, officers, and employees, as well as by the Company itself. The Company believes that its insider trading policy and procedures are reasonably designed to promote compliance with insider trading laws, rules and regulations, and applicable listing standards.

Related Person Transactions

Review, Approval, and Oversight of Transactions with Related Persons

The Company has a written Related Person Transaction Policy that governs the review, approval, and oversight of transactions between the Company and related persons. The policy applies to any transaction, arrangement, or relationship, or series of similar transactions, arrangements, or relationships (including any indebtedness or guarantee of indebtedness) in which (i) Alcoa or a subsidiary, partnership, joint venture, or other business association that is effectively controlled by Alcoa directly or indirectly was, is, or will be a participant and the amount involved exceeds $120,000 and (ii) a related person had, has, or will have a direct or indirect material interest; except those transactions, arrangements, or relationships that would not be required to be disclosed pursuant to SEC rules after considering the materiality thresholds and exceptions to disclosure set forth in Item 404 of Regulation S-K. A related person means (i) any person who is, or at any time since the beginning of Alcoa’s last fiscal year was, a director or executive officer of Alcoa or a director nominee, (ii) any stockholder known to Alcoa to be the beneficial owner of more than 5% of any class of Alcoa’s voting securities, (iii) any immediate family member of the foregoing persons, or (iv) any firm, corporation, or other entity in which any of the foregoing persons is employed or is a partner or principal or in a similar position, or in which such person has more than a 10% beneficial ownership interest.

Under the policy, it is the responsibility of the Governance and Nominating Committee (for the purpose of this section, the “Committee”) to conduct a reasonable prior review of and oversee related person transactions for potential conflicts of interest, and approve, ratify, revise, or reject related person transactions in accordance with the policy. Management is responsible for determining whether a proposed transaction is a related person transaction requiring review by the Committee under the policy (including whether the related person has a material interest), based on a review of all facts and circumstances, including information provided to management. Upon determination by management that a transaction is a related person transaction requiring review by the Committee, the material facts respecting the transaction and the related person’s interest in such transaction are reported to the Committee. If management determines that it is unreasonable or impractical to wait until the next Committee meeting to review a proposed related person transaction, the chairperson of the Committee may review and approve the related person transaction in accordance with the policy. Any such approval must be reported to and ratified by the Committee at the next regularly scheduled Committee meeting.

When reviewing proposed related person transactions, the Committee or the chairperson (as the case may be) will consider all of the relevant factors, including, but not limited to (if and to the extent applicable): the impact on a director’s or director nominee’s independence in the event that the related person is a director, a director nominee, an immediate family member of a director or a director nominee, or an entity in which a director or a director nominee is a partner, stockholder, or executive officer; the availability of other sources for comparable products or services; the terms of the transaction; required disclosures; the dollar value of the transaction; the relative benefits to be obtained and obligations to be incurred by the Company; whether the terms of the transaction are comparable to those available to third parties; and whether the related person transaction is, overall, not inconsistent with the interests of the Company. The Committee will prohibit a related person transaction if it determines it to be inconsistent with the interests of Alcoa and its stockholders.

If Alcoa becomes aware of a related person transaction that has not been the subject of a reasonable prior review and approval by the Committee under the policy, the matter shall be reviewed by the Committee as promptly as practicable. The Committee shall consider all of the relevant facts and circumstances respecting such related person transaction, and shall evaluate all options available to the Company, including ratification, revision, or termination of such related person transaction, and shall take such course of action as the Committee deems appropriate under the circumstances.

If a related person transaction will be ongoing, the Committee is responsible for overseeing such related person transaction and may establish guidelines for Alcoa’s management team to follow in its ongoing dealings with the related person. Thereafter, the Committee, on at least an annual. basis, will review and assess ongoing relationships with the related person to confirm that they are in compliance with the Committee’s guidelines and that the related person transaction remains appropriate.

Transactions with Related Persons in 2024

Louis Langlois, the spouse of Tammi A. Jones, the Company’s Executive Vice President and Chief Human Resources Officer, is employed by the Company. During 2024, he served as Senior Vice President, Treasury and Capital Markets of the Company, for which he was paid total annual cash and equity compensation of approximately $1,104,600. Mr. Langlois' compensation was determined and approved by the People and Compensation Committee and is consistent with the compensation provided to other similarly-situated employees. Mr. Langlois is also eligible to participate in Company benefit plans that are available to other employees in similar positions and locations. Ms. Jones recused herself from compensation recommendations and decisions relating to Mr. Langlois. This related person transaction was reviewed and approved by the Committee in accordance with our Related Person Transaction Approval Policy.

Non-Employee Director

Compensation Program

Our non-employee director compensation program is designed to attract and retain outstanding director candidates who have the requisite experience and background as set forth in our Corporate Governance Guidelines, in recognition of the substantial time and effort necessary to fulfill the responsibilities to Alcoa required of our directors.

Consistent with its charter, the Governance and Nominating Committee (for purposes of this section, the “Committee”) reviews director compensation periodically and recommends changes to the Board as it deems appropriate. In 2024, the Committee reviewed our non-employee director compensation program based on a comparative market analysis prepared by Pay Governance LLC (“Pay Governance”), the independent compensation consultant utilized by the People and Compensation Committee. The Committee reviewed Alcoa's non-employee director compensation program relative to such programs at peer companies and in the industry. The Pay Governance analysis illustrated that Alcoa’s overall non-employee director compensation approximated the market median. Considering Pay Governance’s findings, and upon the recommendation of the Committee, the Board determined that no changes to the program were necessary in 2024.

The table below sets forth the components of our non-employee director compensation program. Mr. Oplinger, our sole employee director, does not receive additional compensation for his Board service.

Annual Compensation Element	Amount
Equity Award for Non-Employee Directors(1)	$160,000
Cash Retainer for Non-Employee Directors(2)	$130,000
Additional Annual Cash Fees (as applicable)(2)
Non-Executive Chairman Fee	$175,000
Audit Committee Chair Fee (includes Audit Committee Member Fee)	$27,500
Audit Committee Member Fee	$11,000
People and Compensation Committee Chair Fee	$20,000
Governance and Nominating Committee Chair Fee	$20,000
Other Committee Chair Fee	$16,500
(1)
The annual equity award is granted to elected directors following each annual meeting of stockholders in the form of RSUs, which generally vest after one year in accordance with the Alcoa Corporation Non-Employee Director Compensation Policy. Directors who commence service in the middle of a Board year receive a prorated annual equity award in the form of RSUs, which vest on the date of the Company’s next subsequent annual meeting of stockholders following the date of commencement of Board service. Vested RSUs will be settled in stock in a lump sum or installments following termination of service on the Board, in accordance with the elections made by non-employee directors.
(2)
Each non-employee director may elect to defer all or part of his or her cash compensation pursuant to the Alcoa Corporation 2016 Deferred Fee Plan for Directors, as amended (the “Deferred Fee Plan”). Directors may elect to defer their cash compensation into various investment options or into RSUs that are fully vested at grant. Deferred cash amounts are paid in cash either in a lump sum or installments following termination of service on the Board, in accordance with the elections made by non-employee directors. Cash fees that are deferred into RSUs will be settled in stock in a lump sum or installments following termination of service on the Board, in accordance with the elections made by each non-employee director.

2024 Director Compensation

The following table sets forth the total compensation of the Company’s non-employee directors for the year ended December 31, 2024.

Name(1)	Fees Earned or Paid in Cash ($)(3)	Stock Awards ($)(4)	Total ($)
Steven W. Williams	$305,000	$159,997	$464,997
John A. Bevan(2)	$54,049	$124,043	$178,092
Mary Anne Citrino	$161,000	$159,997	$320,997
Alistair Field(2)	$54,049	$124,043	$178,092
Pasquale Fiore	$141,000	$159,997	$300,997
Thomas J. Gorman	$150,000	$159,997	$309,997
James A. Hughes	$141,000	$159,997	$300,997
Roberto O. Marques	$130,000	$159,997	$289,997
Carol L. Roberts	$157,500	$159,997	$317,497
Jackson P. Roberts	$146,500	$159,997	$306,497
Ernesto Zedillo	$130,000	$159,997	$289,997
(1)
Mr. Oplinger is a member of the Board and President and CEO of Alcoa, and his compensation for fiscal year 2024 is reported in the 2024 Summary Compensation Table (“SCT”) and other tables and sections of this Proxy Statement. Mr. Oplinger did not receive any additional compensation for his service on the Board.
(2)
In the case of each of Messrs. Bevan and Field, the fees included in the table reflect his period of service on the Board during the calendar year 2024, which service commenced on August 1, 2024.
(3)
This column reflects the cash fees earned by directors for Board and committee service to Alcoa from January 1, 2024 through December 31, 2024, whether or not such fees were deferred. In 2024, Mr. Williams deferred his cash fees in the amount of $305,000 into RSUs.
(4)
This column reflects the aggregate grant date fair value, determined in accordance with the Financial Accounting Standard Board’s Accounting Standards Codification 718, Compensation—Stock Compensation (“ASC Topic 718”), excluding the effect of estimated forfeitures, of the RSU awards granted by Alcoa on May 14, 2024 and August 12, 2024, in the case of Messrs. Bevan and Field. A discussion of the relevant assumptions is set forth in Note N to the Consolidated Financial Statements in Part II, Item 8 of the 2024 Form 10-K. As of December 31, 2024, each of Messrs. Williams, Fiore, Gorman, Hughes, and Marques, Dr. Zedillo, and Mses. Citrino, C. Roberts, and J. Roberts held 4,017 unvested RSUs and each of Messrs. Bevan and Field held 3,977 unvested RSUs. The Company does not pay fractional shares; any fractional share amounts are paid in cash.

Stock Ownership Guideline for Non-Employee Directors

To further align the interests of non-employee directors with the long-term interests of our stockholders, non-employee directors are required to own, until retirement from the Board, at least $750,000 of our common stock. RSUs, CDIs, and cash-settled deferred share units relating to Alcoa common stock (acquired at the time of the Company’s separation from its former parent company, Alcoa Inc., in 2016 (the "Separation") for certain directors’ service on the board of directors of Alcoa Inc. pursuant to the Deferred Fee Plan) are counted for purposes of meeting the stock ownership guideline. Whether non-employee directors hold shares of Alcoa common stock, RSUs, CDIs, or deferred share units, they have the same economic interest in the performance of the Company, which further aligns the directors’ interests with those of our stockholders. Non-employee directors receive approximately 50% of their annual compensation in Alcoa stock equivalents, which are required to be held until retirement from the Board, in accordance with the Non-Employee Director Compensation Policy.

The following table shows the value of each current non-employee director’s holdings in Alcoa common stock, RSUs, CDIs, and deferred share units as of January 1, 2025, based on the average closing price per share of our common stock on the NYSE for all active trading days in December 2024, in accordance with the stock ownership guidelines for non-employee directors.

Non-Employee Directors(1)	Value of Alcoa Stock, RSUs, CDIs, and Deferred Share Units
Steven W. Williams	$3,862,727
John A. Bevan(1)	$505,859
Mary Anne Citrino	$1,953,706
Alistair Field(1)	$160,392
Pasquale Fiore	$1,312,298
Thomas J. Gorman(1)	$609,185
James A. Hughes	$1,831,305
Roberto O. Marques(1)	$305,621
Carol L. Roberts	$2,378,623
Jackson P. Roberts(1)	$461,779
Ernesto Zedillo	$3,662,569
(1)
Mr. Gorman joined the Board in 2021, Ms. J. Roberts joined the Board in 2022, Mr. Marques joined the Board in 2023, and Messrs. Bevan and Field joined the Board in 2024.

The Board of Directors recommends a vote “FOR” Proposal 2, the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent auditor for 2025.

Proposal 2

Ratification of the Appointment of PricewaterhouseCoopers
LLP as the Company’s Independent Auditor for 2025

Under its charter, the Audit Committee of the Board has sole authority and is directly responsible for the appointment, retention, compensation, oversight, evaluation, and termination of the independent registered public accounting firm (the “independent auditor”) retained to audit the Company’s financial statements.

The Audit Committee evaluated the qualifications, performance, and independence of the Company’s independent auditor, and based on its evaluation, has appointed PricewaterhouseCoopers LLP as the Company’s independent auditor for fiscal year 2025, subject to ratification by the stockholders. PricewaterhouseCoopers LLP has served as the Company’s independent auditor since 2015. The independent auditor has unrestricted access to the Audit Committee to discuss audit findings and other financial matters. The Audit Committee believes that PricewaterhouseCoopers LLP is knowledgeable about the Company’s operations and accounting practices. The Audit Committee and the Board believe that the retention of PricewaterhouseCoopers LLP to serve as the Company’s independent auditor is in the best interests of the Company and its stockholders.

The Audit Committee is responsible for the approval of the engagement fees and terms associated with the retention of PricewaterhouseCoopers LLP. The Audit Committee considers whether the services provided by PricewaterhouseCoopers LLP are compatible with maintaining the independence of the Company’s independent auditor. The Audit Committee is involved in the selection and evaluation of the lead audit partner, as well as assuring the regular rotation of the lead audit partner as required by law, and considers whether, in order to assure continuing auditor independence, there should be a regular rotation of the independent auditor.

Although we are not required to seek stockholder ratification of the appointment of PricewaterhouseCoopers LLP as our independent auditor, we are doing so as a matter of good corporate governance. If the stockholders do not ratify the appointment, the Audit Committee will reconsider the selection of PricewaterhouseCoopers LLP. Even if the appointment is ratified, the Audit Committee may appoint a different independent registered public accounting firm at any time during the year if the Audit Committee determines such a change would be in the best interests of the Company and our stockholders.

Representatives of PricewaterhouseCoopers LLP are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions from stockholders.

Audit Matters

Audit Committee Pre-Approval Policy

The Audit Committee has adopted policies and procedures for pre-approval of audit, audit-related, tax, and other services, and for pre-approval of fee levels for such services. These procedures require that the terms and fees for the annual audit service engagement be approved by the Audit Committee. The Audit Committee is required to pre-approve all services performed by the independent auditor in order to assure that the provision of such services does not impair the auditor’s independence. Unless a type of service to be provided by the independent auditor has received general pre-approval under this policy, it will require specific pre-approval by the Audit Committee before the service is provided. Any proposed services exceeding pre-approved cost levels under the policy require specific pre-approval by the Audit Committee before the service is provided. The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period. The Audit Committee will periodically revise the list of generally pre-approved services, based on subsequent determinations. Under the policy, the Audit Committee has delegated limited pre-approval authority to the Chair of the Audit Committee with any pre-approval decisions reported to the Audit Committee at its next scheduled meeting. All services set forth in the following table for both 2024 and 2023 were pre-approved by the Audit Committee before being rendered.

Auditor Fees

The following table shows fees for professional services rendered by PricewaterhouseCoopers LLP for the fiscal years ended December 31, 2024 and December 31, 2023 (in thousands).

	2024	2023
Audit Fees	$9,127	$7,670
Audit-Related Fees	$628	$60
Tax Fees	$60	$48
All Other Fees	$98	$45
Total	$9,913	$7,823

Audit Fees for 2024 and 2023 consisted of fees related to the annual integrated audit of the Company’s consolidated financial statements and review of the interim financial statements, and for statutory audits. Audit Fees for 2024 included work related to the Company’s acquisition of Alumina Limited.

Audit-Related Fees for 2024 and 2023 consisted of fees for acquisition related services for the Alumina Limited transaction and regulatory and compliance related services.

Tax Fees for 2024 and 2023 consisted of fees relating to international tax compliance work.

All Other Fees for 2024 and 2023 consisted of fees relating to captive insurance company procedures and for subscription to PricewaterhouseCoopers LLP’s online resource.

Audit Committee Report

In accordance with its charter, the Audit Committee of the Board is responsible for assisting the Board to fulfill its oversight of:

•
the integrity of the Company’s financial statements and internal controls,
•
the Company’s compliance with legal and regulatory requirements,
•
the independent auditor’s qualifications and independence, and
•
the performance of the Company’s internal audit function and independent auditor.

It is the responsibility of Alcoa’s management to prepare the Company’s financial statements and to develop and maintain adequate systems of internal accounting and financial controls. The Company’s internal auditors are responsible for conducting internal audits intended to evaluate the adequacy and effectiveness of the Company’s financial and operating internal control systems.

PricewaterhouseCoopers LLP, the Company’s independent registered public accounting firm for 2024 (the independent auditor), is responsible for performing an independent audit of the Company’s consolidated financial statements and issuing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States of America (“GAAP”) and/or other applicable principles, and for attesting to the effectiveness of the Company’s internal control over financial reporting. The independent auditor also reviews the Company’s interim financial statements in accordance with applicable auditing standards.

In evaluating the independence of PricewaterhouseCoopers LLP, the Audit Committee has (i) received the written disclosures and the letter from PricewaterhouseCoopers LLP required by applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) regarding the audit firm’s communications with the Audit Committee concerning independence, (ii) discussed with PricewaterhouseCoopers LLP the firm’s independence from the Company and management, and (iii) considered whether PricewaterhouseCoopers LLP’s provision of non-audit services to the Company is compatible with the auditors’ independence. In addition, the Audit Committee assures that the lead audit partner is rotated at least every five years in accordance with SEC and PCAOB requirements, and considered whether there should be a regular rotation of the audit firm itself in order to assure the continuing independence of the outside auditors. The Audit Committee has concluded that PricewaterhouseCoopers LLP is independent from the Company and its management.

The Audit Committee has reviewed with the independent auditor and the Company’s internal auditors the overall scope and specific plans for their respective audits, and the Audit Committee regularly monitors the progress of both in assessing the Company’s compliance with Section 404 of the Sarbanes-Oxley Act, including their findings, required resources, and progress to date.

At every regular meeting, the Audit Committee meets separately with each of the independent auditor and the chief internal audit executive, with and without management present, to review the results of their examinations, their evaluations of the Company’s internal controls, and the overall quality of the Company’s accounting and financial reporting. The Audit Committee also meets separately at its regular meetings with the Chief Financial Officer, the Controller, and the General Counsel (including with regard to ethics and compliance matters).

The Audit Committee has met and discussed with management and the independent auditor the fair and complete presentation of the Company’s audited financial statements. The Audit Committee has also discussed and reviewed with the independent auditor all matters required to be discussed under the applicable requirements of the PCAOB and the SEC. The Audit Committee has discussed significant accounting policies applied in the financial statements, as well as alternative treatments. Management has represented that the consolidated financial statements have been prepared in accordance with GAAP, and the Audit Committee has reviewed and discussed the audited consolidated financial statements with both management and the independent auditor.

Relying on the foregoing reviews and discussions, the Audit Committee recommended to the Board, and the Board approved, inclusion of the audited consolidated financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, for filing with the SEC. In addition, the Audit Committee has approved, subject to stockholder ratification, the selection of PricewaterhouseCoopers LLP as the Company’s independent auditor for 2025.

The Audit Committee

Carol L. Roberts, Chair

Mary Anne Citrino

Pasquale Fiore

James A. Hughes

The Board of Directors recommends a vote “FOR” Proposal 3, the approval, on an advisory basis, of the Company’s 2024 named executive officer compensation.

Proposal 3

Approval, on an Advisory Basis, of the Company’s 2024
Named Executive Officer Compensation

As required by Section 14A of the Exchange Act, the Board is asking you to approve, on an advisory basis, the executive compensation programs and policies and the resulting 2024 compensation of the NEOs listed in the “2024 Summary Compensation Table” in this Proxy Statement, commonly referred to as the “Say-on-Pay” vote. At the 2023 Annual Meeting, stockholders voted to hold an advisory “Say-on-Pay” vote on an annual basis. Based on the Board’s recommendation and the voting results, Alcoa determined that future say-on-pay votes will be held every year (with the next one occurring in 2026) until the next advisory vote on the frequency of such advisory votes in 2029.

The Say-on-Pay vote is advisory; therefore, the result will not be binding on the Company, the Board, or the People and Compensation Committee, and it will not affect, limit or augment any existing compensation or awards. The People and Compensation Committee will, however, take into account the outcome of the vote when considering future compensation arrangements.

You should read the “Compensation Discussion and Analysis” section and the compensation tables in determining whether to approve this proposal. The Board recommends that the stockholders approve the following resolution:

RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed in the Company’s Proxy Statement for the 2025 Annual Meeting of Stockholders pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, the executive compensation tables and the related narrative discussion, is hereby APPROVED.

Executive Compensation

Compensation Discussion and Analysis

This Compensation Discussion and Analysis (“CD&A”) describes Alcoa’s executive compensation philosophy and the pay programs applicable to the below-referenced NEOs for 2024. The fundamental objectives of our executive compensation program are to align pay with performance, retain talent, and drive stockholder value through programs and practices that incorporate sound policies and best practices. The compensation programs described below have been developed and are overseen by the Company’s People and Compensation Committee (for purposes of this section, the “Compensation Committee” or the “Committee”) to promote the achievement of these objectives.

The 2024 NEOs are comprised of our President and CEO, Chief Financial Officer (“CFO”), and the next three most highly compensated executive officers of Alcoa (other than the CEO and CFO) at December 31, 2024. Our 2024 NEOs and their respective positions with the Company as of December 31, 2024 are set forth below:

William F. Oplinger President and CEO	Renato Bacchi Executive Vice President and Chief Commercial Officer (“CCO”)
Molly S. Beerman Executive Vice President and CFO	Andrew Hastings Executive Vice President and General Counsel
Matthew T. Reed Executive Vice President and Chief Operations Officer (“COO”)(1)
(1)
Mr. Reed is paid in Australian dollars and the amounts reflected in this CD&A and the accompanying compensation tables are reflected in U.S. Dollar equivalents, based on an internal exchange rate of $1.00 Australian Dollar to $0.70 U.S. Dollars.

This CD&A is organized as follows:

Executive Summary	41
Executive Compensation Philosophy	43
Compensation Decision-Making Process	44
2024 Executive Compensation	46
Other Compensation Plans and Arrangements of Alcoa	53

Executive Summary

2024 Overview

In 2023 and early 2024, the Committee reviewed the Company’s executive compensation and pay-for-performance practices with the goals of motivating our executive leadership team and increasing stockholder value, while mitigating unnecessary risk within our pay programs. This evaluation resulted in the following with respect to our 2024 compensation, which is generally consistent with our 2023 executive compensation program:

Continued review of NEO compensation elements	Continued review of our NEO compensation elements against those used in the applicable peer groups.
Approved an annual IC plan

Approved an annual IC plan that included a continued focus on financial and operating performance, as further described in the “2024 Executive Compensation—2024 Annual Incentive Compensation” section of this CD&A.

In 2024, the Company's results demonstrated significant improvements in financial performance due to continued strength in alumina and aluminum pricing and considerable advances in operational stability. As a result, overall performance under the 2024 IC plan (the “IC Plan”) under the Alcoa Corporation Annual Cash Incentive Compensation Plan (as Amended and Restated) (the “Annual Incentive Plan”) had an achievement level of 148.3% (above target).

Maintained equity mix	Maintained a performance focused equity mix of 60% PRSUs (at target) and 40% time-based RSUs.
Three-year cumulative Performance period for PRSUs	Granted PRSUs with a three-year cumulative performance period of January 1, 2024 through December 31, 2026, which awards can be earned based on the achievement of three metrics weighted as follows:
	35%	35%	30%
	Total Stockholder Return (relative to the S&P Metals and Mining Select Industry Index) (“Relative TSR”)	Return on Equity (“ROE”) three-year average (“Average ROE”)	Carbon Intensity

Each of the metrics is further described under “2024 Executive Compensation—2024 Equity Awards: PRSUs and RSUs.”

Our PRSUs for the January 1, 2022 – December 31, 2024 period achieved a below target payout of 52.0%, based on below target performance with respect to the Relative TSR and Average ROE metrics.

2024 Say-on-Pay Vote

Stockholders have continued to express support for Alcoa’s compensation programs, as evidenced by our 2024 Say-on-Pay vote, which received over 96% approval of the shares represented at the meeting and entitled to vote at the 2024 Annual Meeting of Stockholders. This level of support for our executive compensation programs was viewed by our Committee as an indication that no significant changes to our programs were warranted. The Committee will continue to consider stockholder feedback, including the advisory Say-on-Pay vote, as it evaluates the design of executive compensation programs and specific compensation decisions for executive officers in the future.

Executive Compensation Best Practices

What We Do	What We Don’t Do

•
We pay for performance and include key strategic performance metrics in our IC and LTI programs
•
We consider and benchmark against a peer group in establishing compensation, targeting total compensation generally at the median of the peer group
•
We review compensation tally sheets for our executive officers
•
We maintain robust stock ownership guidelines
•
Our grant practices are generally consistent year-over-year
•
We maintain an Executive Officer Severance Policy that generally limits severance payments to our executive officers, without stockholder ratification, to 2.99 times base salary plus target annual incentive bonus
•
We maintain a clawback policy
•
We have double-trigger equity vesting in the event of a change-in-control where awards are assumed
•
We pay competitive salaries and provide appropriate benefits to our executive officers, using a mix of stock price appreciation along with financial, non-financial, and operational metrics to align with the interests of stockholders
•
We incorporate market practices to mitigate risk
•
Our People and Compensation Committee retains an independent compensation consultant
•
Annual Say-on-Pay votes

•
We do not pay dividend equivalents on stock options or unvested RSUs; dividend equivalents are paid on RSUs only if and when such awards vest
•
We do not allow share recycling
•
We do not grant stock options at a discount or reprice underwater stock options (including cash-outs) without stockholder approval
•
We do not allow short selling, hedging, or pledging of Company securities by our directors, executive officers, or employees
•
We do not have excise tax gross-ups in our Change in Control Severance Plan
•
We do not have employment contracts with any of our executive officers that guarantee employment
•
We do not pay above-market earnings on deferred compensation or other nonqualified plans
•
We do not encourage excessive risk-taking in compensation practices
•
We do not provide excessive perquisites to our executive officers; we limit the perquisites provided to executive officers to business-related relocation and international assignments that serve reasonable business purposes
•
We do not provide our NEOs with tax gross-ups or reimbursements on perquisites, other than in limited circumstances for business-related relocation and international assignments which are deemed to be in the best interests of the Company to retain our executive talent and are consistent with market practice

Executive Compensation Philosophy

We believe in a “pay-for-performance” philosophy that links executive compensation to the Company’s measured performance in key financial and non-financial areas and the long-term interests of stockholders. Our executive compensation philosophy is based on four guiding principles to drive pay-for-performance and alignment of our compensation program with the interests of our stockholders:

Motivational	Our executive compensation plans are intended to be highly motivational, retentive, and critical to executive recruiting.
Targeted at Median

Total compensation (base salary, IC, and LTI) is generally targeted in consideration of the peer group median, with cash and equity incentive opportunities that aim to motivate and reward exceptional performance if goals are achieved at higher than target levels.

Equity-Dominant and Aligned with Stockholders	Equity comprises the majority of total compensation for NEOs in order to align the interests of NEOs with our stockholders.
Diversified Metrics

IC and LTI metrics are varied and focus management’s actions on Alcoa’s strategic priorities to Reduce Complexity, Drive Returns, and Advance Sustainably, and on achieving the greatest positive impact on financial performance without creating undue risk.

For 2024, the Committee used its experience and business judgment to determine the appropriate compensation metrics, targets, and awards for our executive officers, including the NEOs. As part of this determination, the Committee assessed numerous factors including:

•
Individual contributions and overall corporate performance;
•
Market positioning, based on peer group data, in consideration of the market median for compensation;
•
Attraction and retention of key individuals in a competitive talent market;
•
Complexity, experience, and importance of each NEO’s role and his or her related responsibilities;
•
Aggressiveness of the performance targets;
•
Unanticipated events impacting financial results; and
•
Leadership and growth potential.

Our executive compensation philosophy is reviewed and refined annually by the Committee to align with our strategic priorities, corporate values, business needs, stockholder value, and peer group practices.

Compensation Decision-Making Process

Executive Compensation Process

The Committee followed the process illustrated below in determining the CEO’s and other NEOs’ compensation at the beginning of the fiscal year. Officers do not determine the amount or form of executive or director compensation, although the CEO provides recommendations to the Committee regarding compensation changes and incentive compensation for other officers.

Philosophy and Strategic Priorities	Compensation Related Targets	Assess Performance	Determine Payout

•   Establish and/or review executive compensation philosophy

•   Establish annual performance metrics in support of strategic priorities and in alignment with the compensation philosophy

•   Set performance metrics to include financial and non-financial goals

•   Review competitive data from peer companies to establish and/or adjust individual NEO targets

•   Set challenging performance targets for both the IC plan and LTI plan at the beginning of the performance period

•   Track progress against performance targets (financial and non- financial) for both the IC plan and LTI plan

•   Monitor progress toward overall strategic priorities

•   Assess CEO and other NEO performance

•   Finalize and approve year-end results (performance relative to goals) for compensation plans

•   Approve NEO compensation for the completed fiscal year and the grants and target compensation for the current year, taking into account overall Company and individual NEO performance

To attract, motivate, align, and retain high performing executives, we designed our 2024 executive compensation program to target total compensation generally at the median of the peer group, with cash and equity incentive opportunities that aim to motivate and reward exceptional performance if goals are achieved above target levels.

The potential for an above-target award of IC and LTI compensation has proven to be a significant retention factor, with a demonstrable impact on motivating managers to achieve strong operational and financial performance. While our program includes a reduced payout from minimum to target, we have also established payout multiples for overachievement that can be earned with significant upside performance but with caps on potential maximum payouts.

In 2024, Alcoa continued to design its executive compensation program to pay for performance, with equity as the most significant portion of total compensation. We established performance metrics and targets at the beginning of 2024 for our annual IC awards and our three-year cumulative PRSU program. As with last year, the Committee approved weighting performance-based incentives commensurate with each NEO’s position and level of responsibility. For 2024, approximately 89% of the target compensation for the CEO and approximately 77% of our other NEOs’ target compensation was performance-based, variable, and/or at-risk, with the remaining amounts in the form of base salary.

Compensation Consultant

The Compensation Committee directly retained an independent consultant, Pay Governance, in 2024. Pay Governance provided advice as requested by the Committee on the amount and form of certain executive compensation components, including, among other items, advising on executive compensation market practices, trends, and developments, benchmarking data, plan design elements, and an analysis and review of the compensation arrangements for executives. Pay Governance also provided advice to the Governance and Nominating Committee regarding non-employee director compensation and comparative market information and practices as described under “Non-Employee Director Compensation Program.” Pay Governance did not provide any services to Alcoa other than the services provided directly to the Board committees.

The Committee performed its annual assessment of the consultant’s independence and found no conflict of interest. In its assessment, the Committee considered, among other matters: that Pay Governance provides no other services to the Company (other than to the Compensation and Governance and Nominating Committees); the amount of fees received from the Company by Pay Governance as a percentage of Pay Governance’s total revenue; the policies and procedures that Pay Governance has in place to prevent conflicts of interest; any business or personal relationships between the consultants at Pay Governance performing consulting services and any Compensation Committee members or any executive officer; and any ownership of Company stock by the consultants. In addition to information provided by Pay Governance, the Company utilized broad-based comparative compensation survey data from Willis Towers Watson, which survey data was not customized for the Company (other than to remove financial services and insurance companies), in order to assist the Company with its general understanding as to whether its compensation programs were competitive with the market.

Consideration of Peer Groups in Establishing Compensation

To help determine 2024 total direct compensation for our NEOs, the Committee developed and approved the use of two peer groups: one group primarily for our Executive team (the “Executive Peer Group”), which consists of 16 companies, and a second group, consisting of over 300 companies, for our other officers (the “Non-Executive Peer Group”), which uses a broader base of companies. During 2024, the Committee reviewed the continued appropriateness of our peer groups.

The Executive Peer Group is determined primarily based upon Global Industry Classification Standards, revenue, and market capitalization. For 2024, the Committee replaced The Sherwin-Williams Company and WestRock Company with Celanese Corporation and Packaging Corporation of America, which companies align closer with Alcoa in terms of revenue. The 2024 component companies for the Executive Peer Group are listed below.

Air Products and Chemicals, Inc.	Celanese Corporation	Cleveland-Cliffs Inc.	Commercial Metals Company
Eastman Chemical Company	Ecolab Inc.	Freeport-McMoRan Inc.	Huntsman Corporation
International Paper Company	Newmont Corporation	Nucor Corporation	Packaging Corporation of America
PPG Industries Inc.	Reliance, Inc.	Steel Dynamics, Inc.	United States Steel Corporation

The Non-Executive Peer Group is determined primarily based upon the same revenue criteria as the Executive Peer Group and is limited to companies who also participated in the Willis Towers Watson Executive Compensation Survey, excluding financial services and insurance companies. We believe that using this larger peer group creates more stability and consistency in the data, as outside of the CEO and CFO, the position of each NEO varies by organization and may change year-to-year.

Review of Tally Sheets

For 2024, the Committee utilized and reviewed tally sheets that summarized various elements of historic and current compensation for the CEO and other NEOs, which helped the Committee synthesize the various components of the 2024 executive compensation program. This information included compensation opportunities, actual compensation, and historical awards.

We review each NEO’s base salary with the following primary considerations in mind: experience in the position, individual responsibilities, previous salary changes, and the median of the peer group for their respective positions, as well as other market data.

Alcoa pays salaries to its NEOs to provide an appropriate level of fixed compensation that enables the attraction and retention of highly skilled executives and mitigates the incentive to assume highly risky business strategies to maximize at-risk compensation.

2024 Executive Compensation

Components of 2024 Executive Compensation Program

Short-Term		Long-Term
Fixed	Variable

Base Salary	Annual Incentive Compensation (short-term cash opportunities)	Long-Term Incentive (long-term equity opportunities)
Purpose
Reflects the experience of the NEO and expected day-to-day contributions. Amounts are supported by competitive market and Executive Peer Group data.	Short-term, at-risk pay designed to motivate achievement of annual performance goals in support of our strategic priorities.

Long-term, at-risk pay designed to balance short-term at-risk pay, align the interests of executives with stockholders, support our strategic priorities, encourage executive retention, and align our programs with market practices.

Design
Reviewed at least annually to consider changes in position responsibility, experience, and market competitiveness.

Market competitive targets established for NEOs.

Performance-based annual financial (70%) and non-financial (30%) metrics. There are reduced payouts if performance is between minimum and target, and participants have an opportunity to earn increased payouts when targets are exceeded.

Our NEOs received LTI compensation opportunities in two parts:

1.
PRSUs, to reward performance based on long-term metrics; and
2.
Time-based RSUs, to retain NEOs through the challenges of a commodity-driven business

2024 Base Salaries

The base salaries for our NEOs were reviewed at the beginning of 2024, with changes effective on March 1, 2024 (other than Mr. Reed, whose base salary increased effective January 1, 2024 when he assumed the position of COO).

Name	Salary as of December 31, 2023	Salary as of December 31, 2024
William F. Oplinger	$1,200,000	$1,242,000
Molly S. Beerman	$641,500	$663,953
Matthew T. Reed	$—	$665,000
Renato Bacchi	$560,000	$579,600
Andrew Hastings	$575,000	$595,125

2024 Annual Incentive Compensation

The Committee sets and approves metrics for annual incentive compensation that aim to motivate and reward performance and achievement of goals. The overall design of the IC Plan supports our compensation philosophy and objectives by focusing management on the achievement of specific, short-term, measurable outcomes and provides timely incentives for the achievement of key strategic performance metrics.

The 2024 IC plan consisted of the following metrics:

70% financial

Adjusted EBITDA Excluding Special Items—Non-Normalized (20%), Free Cash Flow— Normalized (20%), Segment Cash Net Conversion Cost (15%), and Segment Production Performance metrics (15%), as more fully described below; and

30% non-financial	Safety (20%) and Inclusive Culture (10%), as more fully described below.

Alcoa’s weighting of non-financial metrics at 30% reflects the importance of those metrics to the strategy of the Company:

•
The safety metrics are designed to drive a continued focus on our top priority of protecting the safety of our workforce and communities. The “Zero Fatalities” metric can be achieved internally by having no fatalities at any Alcoa facility and includes external (community) fatalities as a result of a Company tailings facility failure. The “FSI—Actual” metric focuses on reducing the number of fatal and serious injuries/illnesses at Alcoa that are life-altering or life-ending, and includes external actual fatal and serious injuries as a result of a Company tailings facility failure.
•
“Inclusive Culture” metrics support the Company’s vision to build a more inclusive culture and reinforce Company efforts to attract, engage, and retain top talent to optimize the Company’s performance and drive stockholder value. We believe that embracing people’s differences and creating an inclusive culture that reflects the communities within which we operate strengthens the organization’s strategy and operations.

2024 Company IC Plan Metrics

The below chart describes the specific 2024 performance targets, metrics, and results for the 2024 Company IC Plan awards:

Metric Weight	Performance Metric(1)	Minimum (0%)	Threshold (50%)	Target (100%)	Maximum (150%)	Super- Maximum (200%)	Results*	Achievement %*	Weighted Result
Financial Metrics (70%)
20%	Adjusted EBITDA Excluding Special Items—Non Normalized ($M)(2)	407	582	757	932	1,107	1,554	200%	40.0%
20%	Free Cash Flow— Normalized($M)(2)	(1,027)	(852)	(677)	(377)	(77)	(174)	184%	36.8%
6%	Alumina digester production (tpd)	28,468	29,376	30,285	30,739	31,194	29,870	77%	4.6%
9%	Aluminum pot room production (kmt)	2,121	2,188	2,256	2,290	2,324	2,219	73%	6.6%
6%	Alumina Cash Net Conversion Cost ($/mt)(3)	107	105	102	99	97	110	0%	0.0%
9%	Aluminum Cash Net Conversion Cost ($/mt)(3)	621	606	591	576	561	600	70%	6.3%
Non-Financial Metrics (30%)
10%	Safety Zero Fatalities (count)(4)	1	–	–	–	0	0	200%	20.0%
10%	FSI—Actual (count)(5)	–	5	3	–	1	0	200%	20.0%
5%	Inclusive Culture(6) Global Women (%)	–	19.5%	20.5%	–	21.5%	20.1%	81%	4.0%
5%	Underrepresented Employee Hires (%)	–	28.0%	33.0%	–	38.0%	38.5%	200%	10.0%
Total 100%						Total Result:			148.3%

* Numbers are rounded and therefore may not fully align to weighted results.

(1)
The maximum payout for each metric is 200%. The annual financial targets approved by the Committee are determined based on the Company's business plan, which considers external factors, including currency, pricing, and regional premiums.

(2)
Adjusted EBITDA Excluding Special Items—Non-Normalized and Free Cash Flow—Normalized are non-GAAP financial measures.

Please see “Attachment A—Additional Information Regarding Performance Measures” for a reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measures. Additionally, as a result of Adjusted EBITDA Excluding Special Items not being normalized for the effects of currency, metal prices, and the Alumina Price Index (“API”), the target varies year-over-year and may be less than the prior year.

(3)
See “Attachment A—Additional Information Regarding Performance Measures” for a description of the Cash Net Conversion Cost metrics.
(4)
This metric is achieved (at the super-maximum performance level of 200%) only if there are zero fatalities. If there is any fatality, this metric is not earned and has no payout.
(5)
The FSI-Actual safety metric is capped at a target payout if there is any fatality during the annual performance period.
(6)
The Inclusive Culture metrics represent the percentage of females in the Company’s global workforce and the percentage of Company hires from certain underrepresented groups.

2024 Target Annual Incentive Compensation Opportunities

In January 2024, the Committee set and approved the following target annual incentive opportunities for each NEO based on his or her then-current job band and review of comparative market data.

Named Executive Officer	Target IC Opportunity for 2024 (% of Base Salary Earnings)	Total IC Opportunity for 2024 at Target $	Total IC Opportunity for 2024 at Maximum $(1)
William F. Oplinger	150%	$1,852,500	$3,705,000
Molly S. Beerman	100%	$660,211	$1,320,422
Matthew T. Reed	100%	$665,000	$1,330,000
Renato Bacchi	80%	$461,067	$922,134
Andrew Hastings	80%	$473,417	$946,834

(1)
The maximum payout under the IC Plan is 200% of target.

2024 Annual Incentive Compensation Payout Determination and Amounts

In January 2025, the Committee met to consider 2024 Company performance and individual contributions to determine IC payouts for each NEO for 2024. The IC plan achievement based on the Company’s results was 148.3% of target (before consideration of each NEO’s individual contributions). The resulting IC payout for the NEOs was based on the following formula, with the individual contribution adjustments (percentage above or below target of 100%) applied to the performance results, as further described below, measured from January 1, 2024 through December 31, 2024, and subject to a maximum payout of 200% of target opportunity.

Formula to Determine 2024 Annual Incentive Compensation Payout

Base Salary Earnings ($) (fiscal year)	x	Applicable Target Incentive Opportunity (%)	x	Achievement Based on Company Results (%)	+/-	Individual Contributions Adjustment	=	Annual IC Payout ($)

At the beginning of 2024, each NEO’s performance goals and objectives were established in support of the organization as a whole, and as to each function (as described below). The Committee undertook a holistic review of the performance of each NEO serving as of December 31, 2024, relative to their respective goals and objectives, in determining the 2024 IC payouts, placing specific emphasis on each NEO’s roles and contributions to the overall success of the Company throughout 2024. The IC payouts reflect the achievements of the NEOs in a highly complex and rapidly changing commodity environment impacting aluminum and alumina pricing and production costs. The following is a summary of the Committee’s conclusions with respect to the performance of each current NEO:

William F. Oplinger President and Chief Executive Officer

Led the Company and drove performance and actions to advance the Company’s strategic priorities, while maintaining engagement with the Chairman and the Board, resulting in the following key achievements:

•
Promoted a high-performance culture through improved safety performance and accountability across the business
•
Announced and completed the acquisition of Alumina Limited

•
Initiated sale of 25.1% stake in Ma’aden joint ventures, simplifying the portfolio and providing greater financial flexibility
•
Collaborative progress to improve the long-term financial outlook for the Spanish operations
•
Maintained a strong balance sheet and provided capital returns to stockholders

Individual Contribution Level: 115%

Molly S. Beerman Executive Vice President and Chief Financial Officer

Led the Company’s finance, tax, treasury, investor relations, risk, and information technology functions:

•
Significantly contributed to advancing several of the Company's strategic transactions and initiatives
•
Oversaw the delivery of $645 million profitability improvement program, exceeding target amount and schedule

•
Drove disciplined capital allocation and maintained a strong balance sheet, including through first green bond issuance and subsequent de-levering actions following Alumina Limited acquisition
•
Increased external presence with global investors
Individual Contribution Level: 110%

Matthew T. Reed Executive Vice President and Chief Operations Officer

Led the Company’s global operations (Alumina and Aluminum segments) and transformation assets:

•
Continued to drive safety focus and initiatives, with the organization incurring zero FSI-Actuals and fatalities in 2024
•
Advanced operational stability, including the achievement of annual production records at five aluminum smelters
•
Successfully operated under new mining conditions in Western Australia

•
Relaunched the Alcoa Business System to drive productivity in operations
•
Oversaw the operational aspects of numerous portfolio actions taken in 2024, including the safe curtailment of the Kwinana refinery and continued restart of the Alumar smelter
•
Integrated strategic talent and invested in building a high-performance team
Individual Contribution Level: 110%

Renato Bacchi Executive Vice President and Chief Commercial Officer

Led the Company's commercial function, which includes sales and trading, marketing, supply chain, commercial operations, procurement, global energy assets, and innovation and technology programs:

•
Oversaw numerous initiatives to drive commercial excellence and enhance key customer relationships, including the extension of long-term sales contract of alumina and announced first EcoSource™ non-metallurgical alumina sale

•
Procured a steady supply of raw materials and timely product delivery despite significant supply chain disruptions observed in the year
•
Extended access to competitive power for Portland smelter with a new long-term agreement
•
Progressed ELYSIS™ technology development through agreement with joint venture partner relating to industrial-scale demonstrations
Individual Contribution Level: 100%

Equity is the most significant portion of total compensation for our NEOs. The design of our LTI plan and awards aligns the long-term executive interests with those of our stockholders by linking the largest part of their compensation to the appreciation of stockholder value over a multi-year period. The program also provides retentive value through the cycles of our commodity-driven business.

Andrew Hastings Executive Vice President and General Counsel

Led the Company's legal, governance, ethics and compliance, and global security functions, including advising on managing risk and liabilities faced by the Company:

•
Was instrumental in progressing several of the Company's strategic transactions and initiatives, leveraging extensive experience in corporate development

•
Provided strong support and counsel for strategic efforts across the business, including progressing the potential strategic partnership in Spain
•
Facilitated active and transparent engagement with the Board, including relating to the onboarding of the new directors following the Alumina Limited acquisition
Individual Contribution Level: 110%

Based on these conclusions and taking into consideration each NEO’s contributions, the Committee approved the 2024 IC payouts for each NEO below as reflective of the NEOs’ contributions to the Company’s outcomes:

Name	2024 Base Salary Earnings	IC Target %	IC Target $	Performance Results %	IC Based on Performance Results	Individual Contribution Level %	Total IC Payout
William F. Oplinger	$1,235,000	150%	$1,852,500	148.3%	$2,747,258	115%	$3,159,346
Molly S. Beerman	$660,211	100%	$660,211	148.3%	$979,093	110%	$1,077,002
Matthew T. Reed	$665,000	100%	$665,000	148.3%	$986,195	110%	$1,084,814
Renato Bacchi	$576,333	80%	$461,067	148.3%	$683,762	100%	$683,762
Andrew Hastings	$591,771	80%	$473,417	148.3%	$702,077	110%	$772,284

2024 Equity Awards: PRSUs and RSUs

In early 2024, Alcoa granted LTI awards to the NEOs in the form of 60% PRSUs (at target) and 40% RSUs. In each case, the grant value was based upon the job band of each NEO (which is reflective of the market data for their respective positions) and his or her contribution to the Company at the time of grant.

60% PRSUs

PRSU award performance is based on achievement against cumulative three-year performance targets related to the following metrics:

(i)
Relative TSR (35%),
(ii)
Average ROE (35%), and
(iii)
Carbon Intensity (30%)

These metrics are designed to align the LTI plan with Alcoa’s strategic priorities to Reduce Complexity, Drive Returns, and Advance Sustainably. Earned PRSUs will be settled in shares of common stock after the end of the three-year performance period. The maximum award level is 200% of the target award. The 2024 PRSU awards have a performance period of January 1, 2024 through December 31, 2026.

40% Time-based RSUs	RSUs vest ratably over a three-year period on each anniversary of the grant date.

2024 Grants of Long-Term Incentive Awards to Each NEO

In 2024, the Committee granted the following LTI awards to each NEO, calculated based on the closing price per share of the Company’s common stock on the grant date of January 24, 2024 for the RSUs, and February 21, 2024 for the PRSUs. If and to the extent that the 2024 PRSU awards are earned, as determined by the Committee after the end of the performance period, the 2024 PRSUs will be paid out in shares of Company common stock on a one-unit to one-share basis. The amount of the 2024 PRSUs earned, if any, will be based on the Company’s performance against goals relating to the metrics described below, with payout ranging from 0 to 200% of target for each NEO’s 2024 PRSU award:

Name	2024 LTI Fair Market Value at Grant	Number of PRSUs (Target)	Number of RSUs
William F. Oplinger	$ 8,250,125	177,040	110,890
Molly S. Beerman	$ 2,100,282	45,070	28,230
Matthew T. Reed	$ 2,100,282	45,070	28,230
Renato Bacchi	$ 1,500,571	32,200	20,170
Andrew Hastings	$ 1,200,278	25,760	16,130

PRSU Metrics

•
Relative TSR (35%): Relative TSR means Alcoa’s total stockholder return relative to performance of peers in the S&P Metals and Mining Select Industry Index over the performance period with the payout achievement scale as follows:

0% (Minimum)	100% (Target)	200% (Maximum)
25th percentile	50th percentile	75th percentile

•
Average ROE (35%): Average ROE is calculated by dividing net income (loss) attributable to Alcoa by stockholder’s equity at the end of each fiscal year in the 2024-2026 performance period, then dividing the sum by three years to calculate the average. Payouts as a percentage of target are subject to straight line interpolation to the extent that the performance metrics are achieved between the percentage levels outlined in the table below. The Committee considered the Company’s Average ROE goals to be challenging but achievable given the information available at the time of setting the goals. Please see “Attachment A—Additional Information Regarding Performance Measures” for further discussion of the Average ROE calculation.

0% (Minimum)	100% (Target)	200% (Maximum)
5% ROE	15% ROE	35% ROE
•
Carbon Intensity (30%): This metric aligns with our announced strategic initiatives and consists of two goals: (i) reducing carbon emissions in our alumina refining operations compared to CRU International (CRU) peer companies for refineries in the industry exceeding 2.5 million metric tons of annual production (15.0% weighting), with the target to maintain the Company’s ranking as the lowest emitter in the alumina refining industry, and (ii) increasing production from direct and purchased renewable energy in our aluminum smelting operations (15.0% weighting), from the Company’s position of having 88% renewable energy production at the end of 2023. The Committee considered the Company’s Carbon Intensity goals to be challenging but achievable given the information available at the time of setting the goals. Please see “Attachment A—Additional Information Regarding Performance Measures” for further discussion of this metric.

2022 PRSUs—Performance Targets and Achievement

The 2022 PRSU awards were granted by the Committee with the performance goals of (i) Three-Year Average ROE (2022-2024), (ii) Relative TSR, and (iii) Carbon Intensity, which were weighted at 35%, 35%, and 30%, respectively, and measured over the performance period of January 1, 2022, through December 31, 2024. At the time that the PRSUs were awarded on January 26, 2022, the grant price was $60.75. Performance relative to the applicable goals and the amount of shares earned for the three-year cumulative performance period were determined by the Committee after the end of the three-year period using the following formula:

Payout Based on Three-Year Performance Period (January 1, 2022—December 31, 2024)
Target Opportunity (Number of PRSUs)	x	% Achievement Based on Alcoa Performance (Relative to Targets)	=	Payout based on Performance

Based on performance against the goals set forth in the below chart, the 2022 PRSU awards were earned as follows:

Alcoa Performance Targets and Results (January 1, 2022—December 31, 2024)
Weight	Metric(1)	Minimum (0%)	Threshold (50%)	Target (100%)	Maximum (150%)	Super- Maximum (200%)	Results	Weighted Result
35%	Three-Year Average ROE (2022-2024) (measured in basis points)	5%	Interpolation	15%	Interpolation	30%	4.80%	0.0%
35%	Relative TSR(2)	25% Percentile	Interpolation	50% Percentile	Interpolation	75% Percentile	25 of 34	7.0%
15%	Carbon Intensity Alumina—Lowest CO2e refiner in industry(3)	Rank >5	Rank 2-4	Rank 1	Rank 1 and 5% improvement from 2020	Rank 1 and 10% improvement from 2020	Rank 1 +10% Improvement	30.0%
15%	Carbon Intensity Aluminum—Production from renewable energy(4)	81%	84%	87%	90%	93%	87%	15.0%
Total 100%					Total Result:			52.0%

(1)
Please see “Attachment A—Additional Information Regarding Performance Measures” for additional descriptions of these measures and reconciliations of the non-GAAP financial measures against the most directly comparable GAAP financial measures.
(2)
Relative TSR, which was determined by ranking the Company’s TSR relative to peers’ TSR in the S&P Metals and Mining Select Industry Index, based on the average closing price per share for Alcoa and the index for the number of active trading days in December as measured at the beginning and at the end of the performance period (assuming all dividends are reinvested).
(3)
Alumina segment CO2e in refining operations was measured by tons of CO2e per tons of alumina produced relative to other alumina refineries. Company results include the Alumar refinery at 54.0% and Ma’aden at 25.1% based on Alcoa ownership.
(4)
Aluminum segment renewable energy production in smelting operations includes both direct and purchased renewable energy.

PRSUs—2022 Award Payouts

The three-year performance period applicable to the 2022 PRSU awards ended on December 31, 2024 and, as described in the table above, the Committee determined that the awards were earned at 52% of target (rounded up to the nearest whole share) based on the performance results.

Named Executive Officer	2022 PRSU Grants (Target)	Performance Period Results	Total Earned Shares for the 2022 PRSU Grants
William F. Oplinger	17,780	52%	9,246
Molly S. Beerman	3,460	52%	1,800
Matthew T. Reed(1)	—	—	—
Renato Bacchi	9,880	52%	5,138
Andrew Hastings(1)	—	—	—

(1)
Mr. Reed and Mr. Hastings were not employees of the Company at the time of the 2022 PRSU grants.

Appropriate Benefits

Our NEOs participate in the same benefit plans as our salaried employees. We provide retirement and benefit plans to senior executives for the same reasons as for other employees—to provide a competitive compensation package that offers an opportunity for retirement, savings, and health and welfare benefits. Retirement plans for senior executives generally pay the same formula amount as retirement plans for salaried employees.

Change in Control Provisions in Annual Incentive and LTI Awards

Annual Incentive Plan

In the event of a change in control, officers and other key employees receiving compensation pursuant to the Annual Incentive Plan, at the discretion of the Committee, are paid a pro-rata portion of target annual incentive compensation for the calendar year for which awards were made, based on the days of service during such calendar year from the beginning of the calendar year through the date of the change in control.

2016 Stock Incentive Plan

The 2016 Stock Incentive Plan provides for "double-trigger" equity vesting in the event of a change in control (as defined in the 2016 Stock Incentive Plan). This generally means that if outstanding awards under the 2016 Stock Incentive Plan are replaced by the acquirer or related entity in a change in control of Alcoa, those replacement awards will not immediately vest on a “single trigger” basis, but rather vesting would accelerate only if the participant is terminated without cause or resigns for good reason (as those terms are defined in the CIC Severance Plan) within 24 months following, or three months preceding, the change in control.

Other Compensation Plans and Arrangements of Alcoa

Recovery of Incentive Compensation

In accordance with the requirements of the NYSE listing standards, we maintain an executive officer clawback policy (the “Clawback Policy”) that empowers the Company to recover certain incentive compensation erroneously awarded to a current or former “Section 16 officer” of the Company, as defined in Rule 16a-1(f) under the Exchange Act (a “Covered Officer”), in the event of an accounting restatement. Unless an exception applies, the Company will recover reasonably promptly from each Covered Officer the covered compensation received by such Covered Officer in the event that the Company is required to prepare an accounting restatement due to the material noncompliance of the Company with any financial reporting requirement under the securities laws as provided in the Clawback Policy.

Under the terms of our 2016 Stock Incentive Plan, the Committee has the right to cancel an equity award prior to a change in control in the event of a participant’s willful engagement in conduct that is injurious to the Company or any subsidiary. For awards granted in 2024 and later, the terms of such awards provide that upon termination of employment by the Company for cause, equity awards held by an employee will be forfeited and immediately cancelled, and the Board in its discretion may require an employee to repay to the Company any and all shares previously paid (or the equivalent value in cash) pursuant to the award terms.

Stock Ownership Guidelines

Alcoa maintains stock ownership requirements that align the interests of management with the interests of stockholders by requiring executives to hold substantial equity in Alcoa until retirement. Our stock ownership guidelines require that the CEO and each of the other NEOs retain equity equal in value to a multiple of their base salary, as shown below. These guidelines reinforce management’s focus on long-term stockholder value and their commitment to Alcoa by requiring a meaningful level of ownership for all NEOs. As noted in the Stock Ownership Guidelines Calculation below, stock ownership is measured as of year-end and is impacted by stock performance over the month of December. Until stock ownership requirements are met, each NEO is required to retain 50% of any shares acquired upon the vesting of RSUs/restricted stock (time- or performance-based) or upon the exercise of stock options. For purposes of satisfying this requirement, “shares” include shares of Alcoa common stock owned outright by the NEO, stock equivalents in the Alcoa Retirement Savings Plan or Deferred Compensation Plan, and unvested time-based RSUs.

Name	Stock Ownership as a Multiple of Salary
Chief Executive Officer	6X
Chief Financial Officer and Chief Operations Officer	3X
All other NEOs	2X

Stock Ownership Guidelines Calculation
Salary as of 12/31	X	Stock Ownership Multiple	÷	Alcoa’s Average Closing Price per Share for the Month of December	=	Shares Required for Stock Ownership Guidelines

As of December 31, 2024, all NEOs had satisfied their respective stock ownership guidelines, with the exception of Messrs. Reed and Hastings, who started in their positions in January 2024 and September 2023, respectively. The Committee continues to monitor each current NEO’s progression and achievement of their respective stock ownership requirements.

Prohibitions against Short Sales, Hedging, Margin Accounts, and Pledging

The Company’s Insider Trading Policy prohibits directors, executive officers, and employees from engaging in short selling, hedging, or pledging transactions with respect to our securities. Short sales of Alcoa securities (i.e., sales of securities that are not then owned) and derivative or speculative transactions, including puts and calls, in Alcoa securities by our directors, officers, and employees are prohibited. In addition, no director, officer or employee or any designee of such director, officer, or employee is permitted to purchase or use financial instruments (including prepaid variable forward contracts, equity swaps, collars, and exchange funds) or otherwise engage in transactions that hedge or offset, or that are designed to hedge or offset, any decrease in the market value of Alcoa securities. Directors and officers are also prohibited from holding Alcoa securities in margin accounts and from pledging Alcoa securities as collateral.

Equity Award Grant Policies and Practices

Alcoa’s practice has been to grant equity awards on the same general timeline each year, with awards based on the closing market price per share of Alcoa stock on the grant date. The Committee does not take into account material non-public information when determining the timing or terms of equity awards, nor do we time disclosure of material non-public information for the purpose of affecting the value of executive compensation with such equity awards. Alcoa has not granted stock options since 2019.

Conservative Compensation Risk Profile

We review our compensation risk profile on an annual basis. The Committee evaluates the risk profile of our compensation programs when establishing policies and upon approving IC and LTI plan designs. Additionally, the Board annually considers risks related to compensation in its oversight of enterprise risk management. These evaluations include a consideration of the ways in which we believe compensation risk is effectively managed or mitigated, including as follows:

•
the use of corporate-wide metrics encourages cooperation between business segments by focusing on the same goals;
•
the application of operational metrics as necessary to further link compensation to the performance of our core businesses;
•
the mix between short-term and long-term incentives, and balance between cash and equity programs;
•
balancing grants of PRSUs and RSUs under the LTI plan;
•
caps on both the individual plan metrics and the overall incentives;
•
use of multiple financial and non-financial performance measures in our incentive plans;
•
discretion retained by the Committee to adjust awards;
•
stock ownership guidelines requiring the holding of substantial equity in Alcoa;
•
clawback policy and other rights that empower the Company to recover certain incentive compensation; and
•
prohibitions on short selling, hedging and pledging Alcoa securities.

Change in Control Severance Plan

We maintain the CIC Severance Plan. The CEO, CFO, General Counsel, the other current NEOs, and other officers designated by the Committee are eligible to participate in the CIC Severance Plan. Under the CIC Severance Plan, an eligible employee who incurs a qualifying termination of employment, which is generally a termination without cause or resignation for good reason within 24 months following, or three months preceding, a change in control, will generally be entitled to receive:

•
cash severance equal to three times, in the case of the CEO, CFO and General Counsel, and such other persons or positions as may be designated by the Committee from time to time (the “Tier I Employees”), and two times, in the case of other participants, the sum of the employee’s annual base salary and his or her target annual incentive compensation with respect to the year of the change in control;
•
a pro-rated target annual bonus;
•
continued life, accident and health benefits for up to three years, in the case of Tier I Employees, and up to two years, in the case of other participants, following the qualifying termination of employment;
•
a cash lump sum amount representing the estimated equivalent of three years, in the case of Tier I Employees, and two years, in the case of other participants, additional retirement benefits under the Company defined contribution plans in which the officer participates; and
•
reasonable outplacement services for a period of up to twelve months.

In addition, an eligible employee will be entitled to receive benefits under Alcoa’s post-retirement health care plan if the employee would have become entitled to benefits under this plan had he or she remained employed during the three years, in the case of Tier I Employees, and two years in the case of other participants, following the qualifying termination. If amounts payable to an officer under the CIC Severance Plan would be subject to an excise tax under Section 4999 of the Internal Revenue Code of 1986, as amended (the “Code”), such amounts will be reduced if necessary to maximize the after-tax payment to the officer.

Severance Agreements

Alcoa has entered into severance agreements with each of the CEO and CFO (together, the “CEO/CFO Severance Agreements”) and other NEOs (collectively, the “Officer Severance Agreements”), for the purpose of providing severance benefits to such officers upon a qualifying termination of employment that occurs other than in connection with a change in control. Payment is generally contingent upon the officer’s execution of a release of claims.

Under the CEO/CFO Severance Agreements, such officer will receive a payment of $50,000 upon a voluntary resignation where such officer provides three months’ notice to Alcoa and executes a release of claims. Upon an involuntary termination without cause, such officer is generally entitled to receive the greater of (i) amounts under the applicable company involuntary severance policy, to which such officer would otherwise be entitled if a participant, or (ii) the following: (a) cash severance equal to two times the officer’s annual base salary, (b) a pro-rated annual bonus for the year in which the termination occurs, (c) reasonable outplacement services for a period of up to twelve months, (d) $50,000 in consideration for the execution of a release of claims, (e) continued health benefits for two years following termination, and (f) a cash lump sum amount designed to provide two years of additional retirement benefits under the Company defined contribution plans in which the officer participates.

Under the Officer Severance Agreements, upon an involuntary termination of the officer’s employment without cause, the officer is generally entitled to receive the greater of (i) amounts under the applicable company involuntary severance policy, to which such officer would otherwise be entitled if a participant, or (ii) the following: (a) cash severance equal to the officer’s annual base salary, (b) a pro-rated annual bonus for the year in which the termination occurs, (c) reasonable outplacement services for a period of up to twelve months, (d) continued health benefits for one year following termination, and (e) a cash lump sum amount designed to provide one year of additional retirement benefits under the Company defined contribution plan in which the officer participates.

Each executive severance agreement contains a provision limiting the aggregate cash payouts thereunder to 2.99 times base salary plus incentive bonus.

Severance Policy

We maintain a Severance Policy, which generally provides that the Company, after October 15, 2023, will not enter into any new severance arrangements or amend to materially increase any existing severance arrangements with or covering any executive officer of the Company that provides for cash severance benefits exceeding 2.99 times the sum of the executive officer’s base salary plus target annual incentive bonus, without submitting such new or amended severance arrangements to the Company’s stockholders for ratification, on an advisory basis.

Transaction-Related Cash Bonuses in 2024

The Committee approved the payment of a discretionary cash bonus award to Ms. Beerman and Mr. Hastings, among other employees, in recognition of their individual contributions to the Company’s completion of the acquisition of Alumina Limited in 2024. Ms. Beerman and Mr. Hastings led the Company's efforts for the transaction, including with respect to the structure and negotiations related to the acquisition. Ms. Beerman’s and Mr. Hastings’ recognition bonuses were paid in August 2024 in the amounts of $135,000 and $120,000 respectively.

Alcoa Corporation Deferred Compensation Plan

Under the Alcoa USA Corp. Deferred Compensation Plan, participants may defer base salary amounts and certain incentive plan awards until a later date. Generally, earnings on nonqualified deferred compensation include returns on notional investments that mirror the investment alternatives available to all salaried employees under the Alcoa Retirement Savings Plan for Salaried Employees. In 2024, the NEOs did not receive preferential/above market earnings on their investments. If an NEO’s contributions to the 401(k) Plan exceed the limit on contributions, the executive may elect to have the amount over the limit “spill over” as pre-tax contributions into the nonqualified deferred compensation plan which includes the employer match of up to 6% of base salary and the Employer Retirement Income Contributions of 3%.

Compensation Committee Report

The People and Compensation Committee has:

1.
reviewed and discussed with management the “Compensation Discussion and Analysis” included in this Proxy Statement; and
2.
based on the review and discussions referred to in paragraph (1) above, the People and Compensation Committee recommended to the Board of Directors that the “Compensation Discussion and Analysis” be included in the Alcoa Corporation’s Proxy Statement relating to the 2025 Annual Meeting of Stockholders.

The People and Compensation Committee

Thomas J. Gorman, Chair
Roberto O. Marques
Carol L. Roberts
Jackson P. Roberts

Executive Compensation Tables

2024 Summary Compensation Table

The following table sets forth information regarding the compensation awarded to, earned by, or paid to, our NEOs for the years indicated below.

Name and Principal Position(1)	Year	Salary ($)(2)	Bonus ($)(3)	Stock Awards ($)(4)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)(5)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(6)	All Other Compensation ($)(7)	Total ($)
William F. Oplinger President and Chief Executive Officer	2024	$1,235,000	$0	$9,013,167	$0	$3,159,346	$0	$87,750	$13,495,263
	2023	$862,258	$0	$2,464,324	$0	$1,000,000	$321,426	$58,425	$4,706,433
	2022	$708,747	$0	$2,357,144	$0	$425,248	$0	$72,302	$3,563,441
Molly S. Beerman Executive Vice President and Chief Financial Officer	2024	$660,211	$135,000	$2,294,534	$0	$1,077,002	$0	$78,970	$4,245,717
	2023	$618,864	$0	$1,971,119	$0	$516,690	$0	$60,220	$3,166,893
Matthew T. Reed Executive Vice President and Chief Operations Officer	2024	$665,000	$0	$2,294,534	$0	$1,084,814	$0	$93,100	$4,137,448

Renato Bacchi Executive Vice President and Chief Commercial Officer	2024	$576,333	$0	$1,639,353	$0	$683,762	$0	$61,481	$2,960,929
	2023	$502,500	$0	$1,369,606	$0	$320,374	$0	$55,065	$2,247,545
Andrew Hastings Executive Vice President and General Counsel	2024	$591,771	$120,000	$1,311,304	$0	$772,284	$0	$35,105	$2,830,464
	2023	$191,667	$100,000	$386,755	$0	$128,018	$0	$14,375	$820,815

Notes to 2024 Summary Compensation Table

(1)
Named Executive Officers. This column reflects our 2024 NEOs. Mr. Oplinger did not receive any additional compensation in connection with his service as a director on the Board. Mr. Reed is paid in Australian dollars and the amounts reflected in the table are U.S. Dollar equivalents, based on an internal exchange rate of $1.00 Australian Dollar to $0.70 U.S. Dollars.
(2)
Salary. Amounts in this column represent the base salary earnings for 2024.
(3)
Bonus. In connection with the Company’s completion of the acquisition of Alumina Limited, Ms. Beerman and Mr. Hastings each received a one-time cash bonus of $135,000 and $120,000, respectively, which was paid in August 2024.
(4)
Stock Awards. The value of stock awards is calculated using the grant date accounting fair value, which is calculated in accordance with ASC Topic 718, excluding the effect of estimated forfeitures. Amounts reflected in the stock awards column of the SCT are comprised of the accounting value of both the RSUs and PRSUs (at target) granted in 2024, as shown in the table below. The PRSUs granted in 2024 for the 2024-2026 performance period are reported in the SCT based on the grant date accounting fair value as determined using a Monte Carlo valuation.

	2024 RSUs		2024 PRSUs for the 2024-2026 Performance Period(a)
Name	Grant Date	Value(a)	Grant Date	Value at Target	Value at Maximum
William F. Oplinger	1/24/2024	$3,300,086	2/21/2024	$5,713,081	$9,900,077
Molly S. Beerman	1/24/2024	$840,125	2/21/2024	$1,454,409	$2,520,314
Matthew T. Reed	1/24/2024	$840,125	2/21/2024	$1,454,409	$2,520,314
Renato Bacchi	1/24/2024	$600,259	2/21/2024	$1,039,094	$1,800,624
Andrew Hastings	1/24/2024	$480,029	2/21/2024	$831,275	$1,440,499
(a)
The values in these columns are based on the aggregate grant date fair value, determined in accordance with ASC Topic 718, excluding the effect of estimated forfeitures. Fair values for the RSU awards were calculated using the closing price per share on the date of grant. Fair values for the PRSU awards at target were calculated using the closing price per share on the date of grant, Monte Carlo simulations of stock price correlation, and other variables over three-year time horizons matching the PRSU performance measurement period. On the January 24, 2024 grant date, the closing price per share of Alcoa common stock was $29.76. On the February 21, 2024 grant date, the closing price per share of Alcoa common stock was $27.96. The per share fair value of PRSU awards granted to the NEOs on February 21, 2024 was $32.27.

For a discussion of the other assumptions used to estimate the fair value of stock awards, please refer to Note N to the Consolidated Financial Statements in Part II, Item 8 of the 2024 Form 10-K.

(5)
Non-Equity Incentive Plan Compensation. The amounts in this column reflect the cash payments made under the Annual Incentive Plan as further described under “2024 Annual Incentive Compensation” in the CD&A.
(6)
Change in Pension Value and Nonqualified Deferred Compensation Earnings. The amounts shown for 2024 reflect the aggregate positive change in the actuarial present value of each NEO’s accumulated benefit under all defined benefit plans, including supplemental plans, from December 31, 2023 to December 31, 2024. Pension values may fluctuate significantly based on a number of factors, including eligibility for retirement and discount and mortality rate assumptions used for measurement of pension obligations from 2023 to 2024. Assumptions used are further described under “2024 Pension Benefits.” For years in which the change in present value is negative (less than zero), zero is reflected in the SCT. The change in present value for 2024 was negative as follows: Mr. Oplinger $(21,484). Ms. Beerman, Mr. Reed, Mr. Bacchi, and Mr. Hastings are not participants in the pension plan. Alcoa does not provide above-market or preferential earnings on deferred compensation.
(7)
All Other Compensation. Please see the information below regarding amounts set forth in this column.

	Matching Contribution(a)		Employer Retirement Income Contributions(b)		Australian Superannuation Plan(c)	Other Payments and Benefits	Total
Name	Savings Plan	Deferred Compensation Plan	Savings Plan	Deferred Compensation Plan
William F. Oplinger	$20,700	$0	$10,350	$56,700	—	—	$87,750
Molly S. Beerman	$20,700	$18,913	$10,350	$29,007	—	—	$78,970
Matthew T. Reed	—	—	—	—	$93,100	—	$93,100
Renato Bacchi	$20,090	$14,490	$10,350	$16,551	—	—	$61,481
Andrew Hastings	$9,911	$0	$10,350	$14,844	—	—	$35,105

(a)
Company Contributions to Savings Plans. During 2024, the NEOs were eligible to participate in the Retirement Savings Plan for Salaried Employees of Alcoa USA Corp. (the “401(k) Plan”), a tax-qualified retirement savings plan under Code Section 401(k), and the Alcoa USA Corp. Deferred Compensation Plan, a nonqualified deferred compensation plan. Participating employees may contribute up to a maximum of 25% of base salary between the two plans, including up to 10% to the tax-qualified 401(k) Plan on an after-tax basis. The employer matches 100% of employee pretax and Roth contributions up to 6% of base salary. If an NEO’s contributions to the 401(k) Plan exceed the limit on contributions imposed by the Code, the executive may elect to have the amount over the limit “spill over” as pre-tax contributions into the nonqualified deferred compensation plan.
(b)
Employer Retirement Income Contributions (“ERIC”). In lieu of participation in a defined benefit plan, the Company contributes 3% of eligible compensation to the 401(k) Plan and the Alcoa USA Corp. Deferred Compensation Plan, a nonqualified deferred compensation plan. Under the tax-qualified 401(k) Plan, eligible employees will receive 3% of eligible compensation up to Code Section 401(a)(17) Annual Compensation Limit. If an NEO’s eligible compensation exceeds the limit on compensation imposed by the Code, the executive will receive 3% of eligible compensation over the limit into the nonqualified deferred compensation plan.
(c)
Australian Superannuation Plan. Mr. Reed participates in the Australian superannuation plan in which the Company provides a 14% employer contribution on base salary.

2024 Grants of Plan-Based Awards

The following table provides information on equity and non-equity plan-based awards granted by Alcoa in 2024.

			Estimated Possible Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/sh)	Grant Date Fair Value of Stock and Option Awards (#) ($)
Name	Award	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
William F. Oplinger	IC(1)	—	$0	$1,852,500	$3,705,000	—	—	—	—	—	—	—
	RSU(2)	1/24/2024	—	—	—	—	—	—	110,890	—	—	$3,300,086
	PRSU(3)	2/21/2024	—	—	—	0	177,040	354,080	—	—	—	$5,713,081
Molly S. Beerman	IC(1)	—	$0	$660,211	$1,320,422	—	—	—	—	—	—	—
	RSU(2)	1/24/2024	—	—	—	—	—	—	28,230	—	—	$840,125
	PRSU(3)	2/21/2024	—	—	—	0	45,070	90,140	—	—	—	$1,454,409
Matthew T. Reed	IC(1)	—	$0	$665,000	$1,330,000	—	—	—	—	—	—	—
	RSU(2)	1/24/2024	—	—	—	—	—	—	28,230	—	—	$840,125
	PRSU(3)	2/21/2024	—	—	—	0	45,070	90,140	—	—	—	$1,454,409
Renato Bacchi	IC(1)	—	$0	$461,067	$922,134	—	—	—	—	—	—	—
	RSU(2)	1/24/2024	—	—	—	—	—	—	20,170	—	—	$600,259
	PRSU(3)	2/21/2024	—	—	—	0	32,200	64,400	—	—	—	$1,039,094
Andrew Hastings	IC(1)	—	$0	$473,417	$946,834	—	—	—	—	—	—	—
	RSU(2)	1/24/2024	—	—	—	—	—	—	16,130	—	—	$480,029
	PRSU(3)	2/21/2024	—	—	—	0	25,760	51,520	—	—	—	$831,275

(1)
Reflects threshold, target, and maximum annual cash incentive amounts that could have been earned based on Company performance pursuant to 2024 awards granted under the Annual Incentive Plan. The amounts of annual cash incentive awards earned in 2024 by our NEOs were determined in January 2025 and paid in February 2025 and are included in the “Non-Equity Incentive Plan Compensation” column of the SCT. For additional information, please see “2024 Annual Incentive Compensation” in the CD&A.
(2)
Reflects the number of RSUs granted under the Company’s 2016 Stock Incentive Plan. Grant date fair values are determined in accordance with ASC Topic 718, excluding the effect of estimated forfeitures. See “2024 Equity Awards: PRSUs and RSUs” in the CD&A.
(3)
Reflects the threshold, target, and maximum numbers of PRSU awards granted in 2024 under the Company’s 2016 Stock Incentive Plan for the 2024-2026 performance period. Grant date values are determined in accordance with ASC Topic 718, excluding the effect of estimated forfeitures. See “2024 Equity Awards: PRSUs and RSUs” in the CD&A.

2024 Outstanding Equity Awards at Fiscal Year-End

The following table provides information on outstanding Alcoa equity awards held by the NEOs at December 31, 2024.

	Option Awards					Stock Awards
Name	Date of Grant	Number of Securities Underlying Unexercised Options (#) Exercisable(1)	Number of Securities Underlying Unexercised Options (#) Unexercisable(1)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested(2) (#)	Market Value of Shares or Units of Stock That Have Not Vested* ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested(3) (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested* ($)
William F. Oplinger	1/24/2018	18,770	0	53.30	1/24/2028	149,246	$ 5,638,514	204,610	$ 7,730,166
Molly S. Beerman	—	—	—	—	—	46,140	$ 1,743,169	67,120	$ 2,535,794
Matthew T. Reed	—	—	—	—	—	28,230	$ 1,066,529	45,070	$ 1,702,745
Renato Bacchi	—	—	—	—	—	41,488	$ 1,567,417	47,520	$ 1,795,306
Andrew Hastings	—	—	—	—	—	21,680	$ 819,070	34,080	$ 1,287,542

* Calculated by multiplying the number of shares by the closing price per share of Alcoa’s common stock on December 31, 2024, which was $37.78.

(1)
Time-vested options have a term of ten years and vested ratably over three years beginning on the first anniversary of the date of grant.
(2)
Stock awards in this column include PRSU awards, which are deemed to be earned because the performance condition had been achieved, but which had not vested as of December 31, 2024, and RSU awards. The 2022 PRSU awards had performance criteria established at the beginning of the three-year performance period that ended December 31, 2024. All RSUs with a grant date pre-2024, cliff-vest three years from the date of grant. The 2024 RSU grants vest ratably over three years beginning on the first anniversary of the date of grant. See the “Unvested RSUs/Earned but not Vested PRSUs” column in the table that follows footnote 3.

(3)
Stock awards in this column include unearned PRSU awards (at the target amount for the 2023 and 2024 PRSU grants) and for which the performance period has not ended. See the “Unearned PRSUs” column in the table that follows.

Name	Award	Grant Date	Unvested RSUs/ Earned but not Vested PRSUs	Unearned PRSUs	PRSU/RSU Vesting Date
William F. Oplinger	RSU	1/24/2024	110,890	—	(1)
	RSU	1/25/2023	17,250	—	1/25/2026
	RSU	1/26/2022	11,860	—	1/26/2025
	PRSU	2/21/2024	—	177,040	2/21/2027
	PRSU	2/22/2023	—	27,570	2/22/2026
	PRSU	1/26/2022	9,246	—	1/26/2025
Total			149,246	204,610
Molly S. Beerman	RSU	1/24/2024	28,230	—	(1)
	RSU	1/25/2023	13,800	—	1/25/2026
	RSU	1/26/2022	2,310	—	1/26/2025
	PRSU	2/21/2024	—	45,070	2/21/2027
	PRSU	2/22/2023	—	22,050	2/22/2026
	PRSU	1/26/2022	1,800	—	1/26/2025
Total			46,140	67,120
Matthew T. Reed	RSU	1/24/2024	28,230	—	(1)
	PRSU	2/21/2024	—	45,070	2/21/2027
Total			28,230	45,070
Renato Bacchi	RSU	1/24/2024	20,170	—	(1)
	RSU	1/25/2023	9,590	—	1/25/2026
	RSU	1/26/2022	6,590	—	1/26/2025
	PRSU	2/21/2024	—	32,200	2/21/2027
	PRSU	2/22/2023	—	15,320	2/22/2026
	PRSU	1/26/2022	5,138	—	1/26/2025
Total			41,488	47,520
Andrew Hastings	RSU	1/24/2024	16,130	—	(1)
	RSU	9/15/2023	5,550	—	9/15/2026
	PRSU	2/21/2024	—	25,760	2/21/2027
	PRSU	9/15/2023	—	8,320	9/15/2026
Total			21,680	34,080

(1)
RSU awards granted in 2024 vest ratably over three years on 1/24/2025, 1/24/2026, and 1/24/2027.

2024 Option Exercises and Stock Vested

The following table sets forth the actual value received by the NEOs upon exercise of stock options or vesting of stock awards in 2024.

	Option Awards		Stock Awards
Name	Number of Shares Acquired Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)(1)	Value Realized on Vesting (#)(2)
William F. Oplinger (3)	—	—	108,349	$3,349,068
Molly S. Beerman	—	—	26,675	$824,524
Matthew T. Reed(4)	—	—	—	—
Renato Bacchi	—	—	34,175	$1,056,349
Andrew Hastings (4)	—	—	—	—
(1)
Reflects vesting of 2021 grants of RSU and PRSU awards for Messrs. Oplinger and Bacchi, and Ms. Beerman upon completion of the three-year vesting period.
(2)
For each NEO, amounts were calculated using the closing price per share of Alcoa stock of $30.91 on January 29, 2024, the next succeeding business day following January 27, 2024, the vesting date for the 2021 grants of RSUs and PRSUs.
(3)
Mr. Oplinger is the only NEO holding unexercised stock options. Alcoa has not granted stock options since 2019.
(4)
Mr. Reed and Mr. Hastings were not employees at the time that the 2021 equity awards were granted.

2024 Pension Benefits

The following table contains information with respect to each plan that provides for specified retirement payments or benefits primarily following retirement, including tax-qualified defined benefit plans and non-qualified defined benefit plans, but excluding defined contribution plans. Effective December 31, 2020, eligible salaried employees, including participating NEOs, in the U.S. ceased accruing retirement benefits for future service under the following defined benefit pension plans.

Name	Plan Name	Number of Years Credited Service (#)(2)	Present Value of Accumulated Benefit ($)	Payments During Last Fiscal Year ($)
William F. Oplinger	Pension Plan for Certain Salaried Employees of Alcoa USA (Rule IM)	20.8	$638,912	—
	Alcoa USA Corp. Nonqualified Supplemental Retirement Plan C	20.8	$2,470,523	—
Molly S. Beerman(1)	—	—	—	—
Matthew T. Reed(1)	—	—	—	—
Renato Bacchi(1)	—	—	—	—
Andrew Hastings(1)	—	—	—	—
(1)
Ms. Beerman and Messrs. Reed, Bacchi, and Hastings are not eligible to participate in Alcoa’s defined benefit plans.
(2)
“Number of Years Credited Service” includes years of credited service under the Alcoa Inc. Predecessor Retirement Plan.

The present value calculations are based on mortality assumptions, as discussed in Note O to the Consolidated Financial Statements in Part II, Item 8 of the 2024 Form 10-K, and discount rates of 5.67% for the Pension Plan for Certain Salaried Employees of Alcoa USA Corp. and 5.70% for the Alcoa USA Corp. Nonqualified Supplemental Retirement Plan. A certain percentage of participants are assumed to elect a lump sum form of payment from the qualified pension plan and the remainder are assumed to elect an annuity. The lump sum present value calculation is based on Code Section 417(e) segment rates of 4.66%, 5.25%, and 5.57% and the 2025 Code Section 417(e) lump sum mortality table. Mr. Oplinger is eligible for reduced early retirement benefits on December 31, 2024, as he has satisfied the retirement criteria under the plan. For the purposes of this table, Mr. Oplinger is assumed to commence benefits at age 65.

Qualified Defined Benefit Plan. The Pension Plan for Certain Salaried Employees of Alcoa USA Corp. (the “Plan”) is a funded, tax-qualified, non-contributory defined benefit pension plan that covers a majority of U.S. salaried employees hired before March 1, 2006. In anticipation of Separation, Alcoa Inc. spun off certain assets and liabilities from Alcoa Retirement Plan I (the “Predecessor Retirement Plan”) attributable to employees, including Mr. Oplinger, to form the Plan. The Plan is intended as a continuation of the Predecessor Retirement Plan for the participants covered by the Plan and recognizes elections, years of service, and retirements under the Predecessor Retirement Plan for affected employees and former employees. Benefits under the Plan are based upon years of service and Average Final Compensation. Average Final Compensation includes salary plus annual cash incentive compensation amounts that have not been deferred. The base benefit payable at age 65 is 1.1% of Average Final Compensation up to the Social Security covered compensation plus 1.475% of Average Final Compensation above the Social Security covered compensation, times years of service. No further benefits accrue under the Plan after December 31, 2020. The Plan reflects the compensation limit imposed by the Code, which was $285,000 for 2020. Service for determining retirement eligibility is unaffected. Early retirement benefits are available for employees covered by Rule IM who leave the Company at age 55 with 10 or more years of service, however benefits are reduced from age 65 based on age at commencement. Effective January 1, 2018, participants accruing service on or after January 1, 2018 have a lump sum form of payment available along with all other existing forms of payment (single life, 50% joint and survivor, and 75% joint and survivor monthly annuities, as applicable). The lump sum form of payment is available to vested participants as an immediate lump sum payment or actuarially equivalent annuity following termination with the following exceptions. The lump sum form of payment is not available to disability retirements or other restricted retirement types. Average Final Compensation is calculated using the average of the highest consecutive five of the last ten years of earnings for Mr. Oplinger.

Nonqualified Defined Benefit Plans. Effective as of August 1, 2016, Alcoa USA Corp. adopted and is the sponsor of the Alcoa USA Corp. Nonqualified Supplemental Retirement Plan C (the “Nonqualified Pension Plan”). The Nonqualified Pension Plan is intended as a continuation of the Alcoa Inc. Employees’ Excess Benefits Plan C (the “Predecessor Excess Benefit Plan”), which Alcoa Inc. separated into two separate plans: the Alcoa USA Corp. Nonqualified Supplemental Retirement Plan C and the Predecessor Excess Benefit Plan (renamed Arconic Employees’ Excess Benefits Plan C), in anticipation of Separation. This Nonqualified Pension Plan recognizes retirements and service accrued under the Predecessor Excess Benefit Plan for affected employees and former employees.

Mr. Oplinger participates in the Nonqualified Pension Plan. This plan provides for benefits that exceed the limits on compensation imposed by the Code and base salary and incentive compensation that has been deferred to the Alcoa USA Corp. Deferred Compensation Plan. The benefit formula is identical to the Pension Plan for Certain Salaried Employees of Alcoa USA Corp formula and no further benefits accrue under the Plan after December 31, 2020. Benefits under the nonqualified plan are payable as a reduced 50% joint and survivor annuity if the executive is married. Otherwise, the benefit is payable as a single life annuity.

2024 Nonqualified Deferred Compensation

The following table sets forth information concerning each defined contribution or other plan that provides for the deferral of compensation on a basis that is not tax qualified.

Name	Executive Contributions in Last FY ($)(1)	Registrant Contributions in Last FY ($)(2)	Aggregate Earnings in Last FY ($)(3)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last FYE ($)(4)
William F. Oplinger	$0	$56,700	$236,207	$0	$2,306,611
Molly S. Beerman	$144,353	$47,920	$64,310	$0	$924,726
Matthew T. Reed(5)	—	—	—	—	—
Renato Bacchi	$17,343	$31,041	$30,538	$0	$418,100
Andrew Hastings	$0	$14,844	$42	$0	$14,886
(1)
The amounts in this column were contributed by the NEOs into their accounts under the deferred compensation plan, which amounts are reflected in the “Salary” column of the 2024 row of the SCT.
(2)
2024 contributions under the deferred compensation plan are also included in the “All Other Compensation” column of the SCT for each applicable NEO as detailed in Note 7 to the SCT.
(3)
These amounts are not included in the SCT because they are not above market.
(4)
This column includes NEOs’ and Alcoa’s contributions, which amounts for 2024 are also included in the “Salary” and “All Other Compensation” columns, as applicable, of the SCT. The following amounts included in this column were previously reported in the SCT for 2016 through 2024: Mr. Oplinger, $534,660; Ms. Beerman, $772,766; Mr. Bacchi, $203,074; and Mr. Hastings, $14,844.
(5)
Mr. Reed is not eligible to participate in the Alcoa USA Corp. Deferred Compensation Plan.

The investment options under the Alcoa USA Corp. Deferred Compensation Plan are generally the same choices available to all salaried employees under the relevant defined contribution plans, and the NEOs did not receive preferential earnings on their investments. The NEOs may defer up to 25% of their base salaries in total to the defined contribution plan and deferred compensation plan and up to 100% of their annual IC to the deferred compensation plan. To the extent the executive elects, the employer contributes matching contributions and ERIC on employee base salary deferrals that exceed the limits on compensation imposed by the Code.

The principal benefit to the NEOs of the Alcoa USA Corp. Deferred Compensation Plan is that United States taxes are deferred until the deferred amount and credited earnings are withdrawn, so that savings accumulate on a pretax basis. Alcoa also benefits from this arrangement because it does not use its cash to pay the deferred salaries or incentive compensation of the individuals who have deferred receipt of these amounts. Alcoa may use this cash for other purposes until the deferred account is paid to the individual upon termination of employment. All nonqualified pension and deferred compensation are general unsecured liabilities of Alcoa until paid. Upon termination of employment, deferred compensation will be paid in cash in a lump sum or in up to ten annual installments, depending on the individual’s election, account balance and retirement eligibility.

Potential Payments Upon Termination or Change in Control

Except as otherwise provided, the following narrative and tables set forth the potential payments and the value of other additional benefits that would vest or otherwise accelerate vesting at, following, or in connection with any termination, including without limitation, resignation, retirement or a constructive termination of an NEO, or a “change in control” of Alcoa, or a change in the NEOs’ responsibilities, as such scenarios are contemplated in the contracts, agreements, plans or arrangements described below.

The tables assume that employment termination and/or the change in control occurred on December 31, 2024 and a valuation of our common stock based on its closing price per share on December 31, 2024 of $37.78. The tables also assume that each executive will take all action necessary or appropriate for such person to receive the maximum available benefit, such as execution of a release of claims and compliance with restrictive covenants described below. Actual amounts payable can only be determined at the time of such NEO’s separation from the Company.

A description of some elements of the plans, arrangements and agreements covered by the following tables and which provide for payments or benefits in connection with a termination of employment or change in control are also described under “Compensation Discussion and Analysis.” The footnotes to the tables describe the assumptions that were used in calculating the amounts described below.

Potential Payments upon a Change in Control.

Alcoa maintains the CIC Severance Plan, which is designed to retain eligible key executives designated by the People and Compensation Committee during the period when a transaction is being negotiated, or during a period in which a hostile takeover is being attempted, and to allow for the impartiality of the key negotiators for Alcoa. The CIC Severance Plan provides participating officers with severance compensation if their employment is terminated without cause or if they leave for good reason, in either case within two years after a change in control of Alcoa, or in certain limited circumstances, prior to a change in control.

Under the CIC Severance Plan, a “change in control” is defined as:

•
Any person acquiring 30% or more of Alcoa’s voting power if certain conditions are met; or

•
a majority of the Board is replaced during any 12-month period by directors whose appointment (i) is not endorsed by a majority of the Board before such date, and/or (ii) is in connection with an election contest or through the use of the Company’s proxy access procedures; or
•
Any person acquires (or has acquired within 12 months) assets of the Company that have a total gross fair market value of more than 40% of the total gross fair market value of Alcoa’s assets immediately before such transaction(s); or
•
The consummation of liquidation or dissolution of the Company.

In general, the CIC Severance Plan provides for the payment of severance benefits if a change in control occurs, and within the 24 months following, or three months preceding, either:

1.
The Company terminates the executive’s employment with the Company without “cause,” which is defined to mean intentional failure to perform stated duties after 30 days’ notice to cure, or willful engagement in conduct materially injurious to the Company; or
2.
The executive terminates employment with the Company for “good reason,” which is defined to mean: The assignment of duties materially inconsistent with the position or a substantial adverse alteration in the nature and status of the position; or
•
Material reduction in total compensation and benefits; or
•
Relocation of more than 50 miles from principal job location; or
•
Failure to pay compensation to the eligible employee within 14 days of when such compensation is due

The CIC Severance Plan provides a higher level of benefits for Alcoa’s CEO, CFO and General Counsel, and such other persons or positions that may be designated by the Committee from time to time, than for other participating officers as a result of the Committee’s determination of the importance of the foregoing roles in the event of a potential change in control transaction. Please see “Other Compensation Plans and Arrangements of Alcoa—Change in Control Severance Plan” in the “Compensation Discussion and Analysis” section for information. Messrs. Oplinger and Hastings and Ms. Beerman would receive a lump sum amount designed to provide three years of ERIC to the defined contribution plan. ERIC is an employer contribution amount equal to 3% of salary and annual incentive compensation.

The amounts shown in the tables below include the value of accelerated vesting of stock awards for all participating NEOs. Awards do not have automatic vesting upon a change in control if a replacement award is provided by the successor entity, but such replacement awards would vest upon termination of an officer’s employment without cause or if the officer leaves for good reason, in either case within two years after a change in control. Values presented in the tables below assume that both a change in control and a qualifying termination occurred for each participating NEO on December 31, 2024. The estimated value of accelerated vesting of stock awards is calculated based on the closing price per share of Alcoa’s common stock on December 31,2024, which was $37.78, and assumes that PRSU awards vest at the target level.

Executive Severance Agreements.

Alcoa has entered into severance agreements with certain executives, including each of its NEOs, to facilitate transitioning of key positions to suit the timing needs of Alcoa by providing clarity to the parties about compensation and benefits to be received in certain termination scenarios.

The Company entered into its standard form of CEO/CFO Executive Severance Agreement with each of Mr. Oplinger and Ms. Beerman. The agreement provides that, if their employment is terminated without cause, they would receive the greater of (i) amounts under the applicable company involuntary severance policy, to which they would otherwise be entitled if a participant, or (ii) the following: a lump sum amount equivalent to two years’ base salary; a pro-rated annual bonus for the year in which the termination occurs, calculated based on achievement of applicable goals; reasonable outplacement services for a period of up to twelve months; continued health care benefits for a two-year period; and a lump sum amount designed to provide two additional years of ERIC under the defined contribution plan. In the case of an involuntary termination without cause, or a voluntary termination where they provide three months’ notice to Alcoa, they would also receive a lump sum severance payment of $50,000 upon execution of a general release of legal claims against Alcoa. No payments would be made under the agreement unless a general release is signed. The agreement includes two-year non-competition and non-solicitation provisions, as well as confidentiality obligations.

The Company entered into its standard form of Corporate Officer Executive Severance Agreement (U.S. and Australia form, as applicable) with each of the other current NEOs − Mr. Reed, Mr. Bacchi, and Mr. Hastings. Pursuant to the form of Corporate Officer Executive Severance Agreement, the agreements with Messrs. Bacchi and Hastings provide that, if employment is terminated without cause, each would receive the greater of (i) amounts under the applicable company involuntary severance policy, to which they would otherwise be entitled if a participant, or, in the case of Mr. Reed, amounts entitled to receive under the severance plan applicable to his Australian location, to which he would otherwise be entitled if a participant, or (ii) the following: a lump sum amount equivalent to one year’s base salary; a pro-rated annual bonus for the year in which the termination occurs, calculated based on achievement of applicable goals; reasonable outplacement services for a period of up to twelve months; continued health benefits for one year following termination; and a lump sum amount designed to provide one year of additional ERIC under the defined contribution plan. The agreement requires the executives to comply with one-year non-competition and non-solicitation provisions, as well as confidentiality obligations. No payment will be made under the agreement unless a general release is signed.

Each executive severance agreement contains a provision limiting the aggregate cash payouts thereunder to 2.99 times base salary plus annual incentive bonus (in a non-change in control scenario).

If severance payments or benefits are payable to any NEO under the CIC Severance Plan, no payments would be paid under the officer’s executive severance agreement.

Equity Award Treatment.

Equity awards granted by Alcoa under the 2016 Stock Incentive Plan generally do not provide for accelerated vesting in circumstances where the awards are replaced by the successor in a change in control. Stock options and RSUs would continue to vest in accordance with their original vesting schedule following an employee’s termination of employment due to death, disability, or retirement that occurs at least six months after the grant date, or involuntary termination without cause that occurs at least one year after the grant date and may continue to vest if the termination is as a result of Alcoa’s divestiture of a business. In the case of PRSUs, such continued vesting is subject to achievement of applicable performance goals. Long Term Incentive amounts in the “Termination in Connection with a Change in Control” column, as shown in the following tables, assume that the awards accelerated because they were not replaced by the successor in a change in control or due to a termination without cause or for good reason in connection with the change in control.

William F. Oplinger

	Termination without Cause ($)	Termination in Connection with a Change in Control ($)	Death ($)	Disability ($)(7)	Retirement ($)(8)
Compensation
Cash Severance(1)	$2,534,000	$9,283,500	$0	$0	$0
Pro-Rata Bonus(2)	$3,159,346	$1,852,500	$3,159,346	$0	$3,159,346
Long Term Incentives
RSUs—Unvested(3)	$5,638,514	$5,638,514	$5,638,514	$5,638,514	$5,638,514
PRSUs—Unvested(3)(4)	$7,730,166	$7,730,166	$7,730,166	$7,730,166	$7,730,166
Benefits and Perquisites
Health Insurance(5)	$29,849	$45,690	$0	$0	$0
Life & Accident Insurance(5)	$0	$2,643	$0	$0	$0
Outplacement Services	$8,908	$8,908	$0	$0	$0
Additional defined contribution plan amount(6)	$185,250	$277,875	$0	$0	$0
Total	$19,286,033	$24,839,796	$16,528,026	$13,368,680	$16,528,026
(1)
Cash Severance for “Termination without Cause” is two times the sum of continued base salary and includes $50,000 for general release with payment commencing six months from assumed termination and for “Termination in Connection with a Change in Control” is three times the sum of continued base salary and target incentive for the year in which the Change in Control occurs.
(2)
Pro-rata Bonus amounts under “Termination without Cause” “Death,” and “Retirement” are based on actual 2024 annual IC payouts, and for “Termination in Connection with a Change in Control” the amount reflects 2024 IC at target.
(3)
RSU and PRSU amounts under “Termination without Cause” Termination in Connection with a Change in Control,” “Death,” “Disability,” and “Retirement” are the full value of 2022, 2023 and 2024 awards as of December 31, 2024 at $37.78 per share due to retirement eligibility.
(4)
PRSU amounts reflect the actual earned award for the completed 2022-2024 performance period at 52.0%, and the 2023 and 2024 three-year PRSU awards are reflected at target.
(5)
Health and life insurance costs are based on individual elections and budgeted rates for 2025 with assumed trend rates to estimate 2026 and 2027 costs. Present values based on 5.7% discount rate.
(6)
Defined Contribution plan amount reflects the 3.0% benefit payable under the defined contribution plan.
(7)
The disclosure assumes the Committee did not exercise its discretion to award pro-rata IC amounts in the event of disability.
(8)
The executive was eligible for retirement benefits at year end 2024 as he satisfies the retirement criteria under the plan. The retirement eligibility provisions are described under the 2024 Pension Benefit section; those same retirement eligibility provisions apply to the 2016 Stock Incentive Plan and the Annual Incentive Plan.

Molly S. Beerman

	Termination without Cause ($)	Termination in Connection with a Change in Control ($)	Death ($)	Disability ($)(7)	Retirement ($)(8)
Compensation
Cash Severance(1)	$1,377,906	$3,972,492	$0	$0	$0
Pro-Rata Bonus(2)	$1,077,002	$660,211	$1,077,002	$0	$0
Long Term Incentives
RSUs—Unvested(3)	$489,048	$1,743,169	$1,743,169	$1,743,169	$0
PRSUs—Unvested(3)(4)	$555,366	$2,535,794	$2,535,794	$2,535,794	$0
Benefits and Perquisites
Health Insurance(5)	$29,849	$45,690	$0	$0	$0
Life & Accident Insurance(5)	$0	$2,643	$0	$0	$0
Outplacement Services	$8,908	$8,908	$0	$0	$0
Additional defined contribution plan amount(6)	$79,225	$118,838	$0	$0	$0
Total	$3,617,304	$9,087,745	$5,355,965	$4,278,963	$0
(1)
Cash Severance for “Termination without Cause” is two times the sum of continued base salary and includes $50,000 for general release with payment commencing six months from assumed termination and for “Termination in Connection with a Change in Control” is three times the sum of continued base salary and target incentive for the year in which the Change in Control occurs.
(2)
Pro-rata Bonus amounts under “Termination without Cause” and “Death” are based on actual 2024 annual IC payouts, and for “Termination in Connection with a Change in Control” the amount reflects 2024 IC at target.
(3)
RSU and PRSU amounts under “Termination without Cause” are pro-rata for awards held for at least one year, therefore only the 2022 and 2023 RSUs are included, and for the “Termination in Connection with a Change in Control,” “Death,” and “Disability” amounts are the full value of 2022, 2023 and 2024 awards as of December 31, 2024 at $37.78 per share.
(4)
PRSU amounts reflect the actual earned award for the completed 2022-2024 performance period at 52.0%, and the 2023 and 2024 three-year PRSU awards are reflected at target.
(5)
Health and life insurance costs are based on individual elections and budgeted rates for 2025 with assumed trend rates to estimate 2026 and 2027 costs. Present values based on 5.7% discount rate.
(6)
Defined Contribution plan amount reflects the 3.0% benefit payable under the defined contribution plan.
(7)
The disclosure assumes the Committee did not exercise its discretion to award pro-rata IC amounts in the event of disability and she is not retirement eligible.
(8)
The executive was not eligible for retirement benefits at year end 2024 as she does not satisfy the retirement criteria under the plan. The retirement eligibility provisions are described under the 2024 Pension Benefit section; those same retirement eligibility provisions apply to the 2016 Stock Incentive Plan and the Annual Incentive Plan.

Matthew T. Reed

	Termination without Cause ($)	Termination in Connection with a Change in Control ($)	Death ($)	Disability ($)(7)	Retirement ($)(8)
Compensation
Cash Severance(1)	$665,000	$2,660,000	$0	$0	$0
Pro-Rata Bonus(2)	$1,084,814	$665,000	$1,084,814	$0	$0
Long Term Incentives
RSUs—Unvested(3)	$0	$1,066,529	$1,066,529	$1,066,529	$0
PRSUs—Unvested(3)(4)	$0	$1,702,745	$1,702,745	$1,702,745	$0
Benefits and Perquisites
Health Insurance(5)	$0	$0	$0	$0	$0
Life & Accident Insurance(5)	$0	$0	$0	$0	$0
Outplacement Services	$8,908	$8,908	$0	$0	$0
Additional superannuation amount(6)	$186,200	$372,400	$0	$0	$0
Total	$1,944,922	$6,475,582	$3,854,088	$2,769,274	$0
(1)
Cash Severance for “Termination without Cause” is 52 weeks of continued base salary with payment commencing six months from assumed termination and for “Termination in Connection with a Change in Control” is two times the sum of continued base salary and target incentive for the year in which the Change in Control occurs.
(2)
Pro-rata Bonus amounts under “Termination without Cause” and “Death” are based on actual 2024 annual IC payouts, and for “Termination in Connection with a Change in Control” the amount reflects 2024 IC at target.
(3)
RSU and PRSU amounts under “Termination without Cause” are pro-rata for awards held for at least one year; Mr. Reed only has 2024 awards that were held less than the required one year period. For “Termination in Connection with a Change in Control,” “Death,” and “Disability” amounts are the full value of 2024 awards as of December 31, 2024 at $37.78 per share.
(4)
PRSU amounts reflect the 2024 three-year PRSU award at target.
(5)
There are no applicable health and life costs due to the executive qualifying for Australia's socialized healthcare system.
(6)
Defined Contribution plan (Australia) amount reflects the 14.0% benefit payable under the superannuation plan.
(7)
The disclosure assumes the Committee did not exercise its discretion to award pro-rata IC amounts in the event of disability and he is not retirement eligible.
(8)
The executive was not eligible for retirement benefits at year end 2024 as he does not satisfy the retirement criteria under the plan. The retirement eligibility provisions are described under the 2024 Pension Benefit section; those same retirement eligibility provisions apply to the 2016 Stock Incentive Plan and the Annual Incentive Plan.

Renato Bacchi

	Termination without Cause ($)	Termination in Connection with a Change in Control ($)	Death ($)	Disability ($)(7)	Retirement ($)(8)
Compensation
Cash Severance(1)	$579,600	$2,081,334	$0	$0	$0
Pro-Rata Bonus(2)	$683,762	$461,067	$683,762	$0	$0
Long Term Incentives
RSUs—Unvested(3)	$670,564	$1,567,417	$1,567,417	$1,567,417	$0
PRSUs—Unvested(3)(4)	$385,860	$1,795,306	$1,795,306	$1,795,306	$0
Benefits and Perquisites
Health Insurance(5)	$24,500	$49,998	$0	$0	$0
Life & Accident Insurance(5)	$0	$1,727	$0	$0	$0
Outplacement Services	$8,908	$8,908	$0	$0	$0
Additional defined contribution plan amount(6)	$31,122	$62,244	$0	$0	$0
Total	$2,384,316	$6,028,001	$4,046,485	$3,362,723	$0
(1)
Cash Severance for “Termination without Cause” is 52 weeks of continued base salary with payment commencing six months from assumed termination and for “Termination in Connection with a Change in Control” is two times sum of continued base salary and target incentive for the year in which the Change in Control occurs.
(2)
Pro-rata Bonus amounts under “Termination without Cause” and “Death” are based on actual 2024 annual IC payouts, and for “Termination in Connection with a Change in Control” the amount reflects 2024 IC at target.
(3)
RSU and PRSU amounts under “Termination without Cause” are pro-rata for awards held for at least one year, therefore only the 2022 and 2023 RSUs are included, and for the “Termination in Connection with a Change in Control,” “Death,” and “Disability” amounts are the full value of 2022, 2023, and 2024 awards as of December 31, 2024 at $37.78 per share.
(4)
PRSU amounts reflect the actual earned award for the completed 2022-2024 performance period at 52.0%, and the 2023 and 2024 three-year PRSU awards are reflected at target.
(5)
Health and life costs are based on individual elections and budgeted rates for 2025 with assumed trend rates to estimate 2026 costs. Present values based on 5.7% discount rate.
(6)
Defined Contribution plan amount reflects the 3.0% benefit payable under the defined contribution plan.
(7)
The disclosure assumes the Committee did not exercise its discretion to award pro-rata IC amounts in the event of disability and he is not retirement eligible.
(8)
The executive was not eligible for retirement benefits at year end 2024 as he does not satisfy the retirement criteria under the plan. The retirement eligibility provisions are described under the 2024 Pension Benefit section; those same retirement eligibility provisions apply to the 2016 Stock Incentive Plan and the Annual Incentive Plan.

Andrew Hastings

	Termination without Cause ($)	Termination in Connection with a Change in Control ($)	Death ($)	Disability ($)(7)	Retirement ($)(8)
Compensation
Cash Severance(1)	$595,125	$3,205,626	$0	$0	$0
Pro-Rata Bonus(2)	$772,284	$473,417	$772,284	$0	$0
Long Term Incentives
RSUs—Unvested(3)	$90,491	$819,070	$819,070	$819,070	$0
PRSUs—Unvested(3)(4)	$209,553	$1,287,542	$1,287,542	$1,287,542	$0
Benefits and Perquisites
Health Insurance(5)	$24,500	$76,532	$0	$0	$0
Life & Accident Insurance(5)	$0	$2,643	$0	$0	$0
Outplacement Services	$8,908	$8,908	$0	$0	$0
Additional defined contribution plan amount(6)	$31,956	$95,867	$0	$0	$0
Total	$1,732,817	$5,969,605	$2,878,896	$2,106,612	$0
(1)
Cash Severance for “Termination without Cause” is 52 weeks of continued base salary with payment commencing six months from assumed termination and for “Termination in Connection with a Change in Control” is three times sum of continued base salary and target incentive for the year in which the Change in Control occurs.
(2)
Pro-rata Bonus amounts under “Termination without Cause” and “Death” are based on actual 2024 annual IC payouts, and for “Termination in Connection with a Change in Control” the amount reflects 2024 IC at target.
(3)
RSU and PRSU amounts under “Termination without Cause” are pro-rata for awards held for at least one year; Mr. Hastings was hired in 2023 and only the 2023 RSUs are included. For the “Termination in Connection with a Change in Control,” “Death,” and “Disability” amounts are the full value of 2023 and 2024 awards as of December 31, 2024 at $37.78 per share.
(4)
PRSU amounts reflect the 2023 and 2024 three-year PRSU awards at target.
(5)
Health and life costs are based on individual elections and budgeted rates for 2024 with assumed trend rates to estimate 2026 and 2027 costs. Present values based on 5.7% discount rate.
(6)
Defined Contribution plan amount reflects the 3.0% benefit payable under the defined contribution plan.
(7)
The disclosure assumes the Committee did not exercise its discretion to award pro-rata IC amounts in the event of disability and he is not retirement eligible.
(8)
The executive was not eligible for retirement benefits at year end 2024 as he does not satisfy the retirement criteria under the plan. The retirement eligibility provisions are described under the 2024 Pension Benefit section; those same retirement eligibility provisions apply to the 2016 Stock Incentive Plan.

Pay Ratio

As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(u) of Regulation S-K, we are providing the ratio of the annual total compensation of our CEO, William F. Oplinger, to that of our median employee. The SEC requires us to disclose the annual total compensation of each of Mr. Oplinger and our median employee, as well as the ratio of their respective annual total compensation to each other (in each case, with annual total compensation calculated in accordance with SEC rules applicable to the SCT).

The values are as follows for 2024, our last completed fiscal year:

•
Mr. Oplinger’s annual total compensation as disclosed in the SCT — $13,495,263
•
Our median employee’s annual total compensation — $104,845
•
Ratio of Mr. Oplinger’s annual total compensation to our median employee’s annual total compensation — 129:1

A primary purpose of this disclosure is to provide stockholders with a company-specific metric that can assist in their evaluation of our executive compensation practices. We believe our compensation philosophy and process yield an equitable result for our employees. We describe below the methodology used to identify our median employee and calculate the above-disclosed values.

We identified the median employee for purposes of our 2024 pay ratio disclosure using our global employee population as of October 31, 2024. We used a consistently applied compensation measure across our global employee population, excluding Mr. Oplinger, to calculate the median employee compensation. For our consistently applied compensation measure, we calculated annual total compensation by aggregating, for each applicable employee (A) annual base salary for the trailing 12 months preceding October 31, 2024 (or, for hourly employees, the annual work schedule multiplied by hourly wage) and (B) cash target incentive compensation and/or performance pay. This measure of compensation resulted in the identification of a number of employees based in Australia, each of whom had identical compensation. We then calculated each of these employees’ actual 2024 fiscal year compensation in accordance with the rules applicable to the SCT and identified the median of this subset of employees as the employee whose compensation is disclosed above. We did not rely on any material assumptions, adjustments (e.g., cost-of-living adjustments), or estimates (e.g., statistical sampling) to identify our median employee or determine annual total compensation or any elements of annual total compensation for our median employee.

The above pay ratio is a reasonable estimate calculated in a manner consistent with Item 402(u) of the SEC’s Regulation S-K. However, the SEC’s pay ratio disclosure rule affords significant flexibility to companies in determining appropriate methodologies to identify the median employee and calculating the median employee’s annual total compensation. Accordingly, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies have different employee populations, business models, and compensation practices, and may utilize different methodologies to identify the median employee and calculate the median employee’s annual total compensation.

Pay Versus Performance

As discussed in the CD&A above, our Compensation Committee has implemented an executive compensation program designed to align pay with performance, retain talent, and drive stockholder value through programs and practices that incorporate sound policies and best practices. The following table sets forth additional compensation information for our NEOs, calculated in accordance with 402(v) of SEC Regulation S-K. While SCT total compensation values and Compensation Actually Paid (CAP) values are shown together in the below table, they are calculated differently. The SCT compensation values include the accounting fair value of equity awards granted in the year shown (at the time the grant was made), whereas CAP values include a revaluation of current year grants at year-end, plus the change in the fair value of multiple years of historical equity grants, valued at different times during the year. As CAP includes multiple years of grants, the calculation of CAP each year is heavily impacted by the change in our stock price, and therefore, may be higher or lower than the SCT compensation values.

2024 PAY VERSUS PERFORMANCE
Year (a)	Summary Compensation Table Total for PEO (Mr. Oplinger) (b)(1)	Summary Compensation Table Total for PEO (Mr. Harvey) (b)(1)	Compensation Actually Paid to PEO (Mr. Oplinger)[1] (c)(1)(2)	Compensation Actually Paid to PEO (Mr. Harvey)[1] (c)(1)(2)	Average Summary Compensation Table Total for Non- PEO Named Executive Officers (d)(1)	Average Compensation Actually Paid to Non-PEO Named Executive Officers (e)(1)(2)	Value of Initial Fixed $100 Investment Based On			Adjusted EBITDA Excluding Special Items— Non- Normalized (i)(4) (in millions)
							Total Stockholder Return (f)(3)	Peer Group Total Stockholder Return (g)(3)	Net Income (Loss) (h) (in millions)
2024	$13,495,263	$—	$16,943,357	$—	$3,543,639	$4,331,603	$181.56	$208.99	$24	$1,589
2023	$4,706,433	$14,554,320	$2,178,580	$5,644,646	$1,970,208	$849,879	$161.49	$218.23	$(773)	$536
2022	—	$12,837,409	$—	$(1,408,893)	$2,594,429	$1,375,931	$213.42	$178.99	$38	$2,224
2021	—	$15,960,369	$—	$71,515,331	$3,334,351	$20,684,920	$277.59	$157.75	$570	$2,763
2020	—	$13,280,808	$—	$14,328,818	$3,273,590	$4,786,085	$107.16	$116.44	$(14)	$1,151

(1)
William F. Oplinger served as our principal executive officer (“PEO”) from September 24, 2023 through December 31, 2024. Roy C. Harvey served as our PEO from January 1, 2023 through September 24, 2023 and for the full year for each of 2022, 2021, and 2020. For 2024, our non-PEO NEOs included Molly S. Beerman, Matthew T. Reed, Renato Bacchi, and Andrew Hastings. For 2023, our non-PEO NEOs included Mses. Beerman, Tammi A. Jones and Kelly R. Thomas, and Messrs. Bacchi, Hastings, and Jeffrey D. Heeter. For 2022, our non-PEO NEOs included Messrs. Oplinger, John Slaven, Heeter, and Ms. Thomas. For 2021, our non-PEO NEOs included Messrs. Oplinger, Slaven, Timothy Reyes, and Heeter. For 2020, our non-PEO NEOs included Messrs. Oplinger, Slaven, Reyes, and Heeter.
(2)
For 2024, the value included in this column for the compensation actually paid to our PEO and the average compensation actually paid to our non-PEO NEOs reflect the following adjustments to the values included in column (b) and column (d), respectively:

William F. Oplinger (PEO)	2024
Summary Compensation Table Total for PEO (Mr. Oplinger) (column (b))	$13,495,263
- aggregate change in actuarial present value of pension benefits	$0
+ service cost of pension benefits	$0
+ prior service cost of pension benefits	$0
- SCT “Stock Awards” column value	$9,013,167
SCT “Option Awards” column value	$0
+ year-end fair value of equity awards granted in the covered year that are outstanding and unvested as of the covered year-end	$12,567,422
+/- change in fair value of equity awards granted in prior years that are outstanding and unvested as of the covered year-end	$119,413
+ vesting date fair value of equity awards granted and vested in the covered year	$0
+/- change in fair value of equity awards granted in prior years that vested in the covered year	$(367,301)
- fair value as of prior-year end of equity awards granted in prior years that failed to vest in the covered year	$0
+ dollar value of dividends/earnings paid prior to the vesting date on equity awards in the covered year	$141,727
+ excess fair value for equity award modifications	$0
Compensation Actually Paid to PEO (Mr. Oplinger) (column (c))	$16,943,357

AVERAGE FOR NON-PEO NEOS	2024
Average SCT Total for Non-PEO NEOs (column (d))	$3,543,639
- aggregate change in actuarial present value of pension benefits	$0
+ service cost of pension benefits	$0
+ prior service cost of pension benefits	$0
- SCT “Stock Awards” column value	$1,884,931
- SCT “Option Awards” column value	$0
+ year-end fair value of equity awards granted in the covered year that are outstanding and unvested as of the covered year-end	$2,628,238
+/- change in fair value of equity awards granted in prior years that are outstanding and unvested as of the covered year-end	$63,058
+ vesting date fair value of equity awards granted and vested in the covered year	$0
+/- change in fair value of equity awards granted in prior years that vested in the covered year	$(51,569)
- fair value as of prior-year end of equity awards granted in prior years that failed to vest in the covered year	$0
+ dollar value of dividends/earnings paid prior to the vesting date on equity awards in the covered year	$33,168
+ excess fair value for equity award modifications	$0
Average Compensation Actually Paid to Non-PEO NEOs (column (e))	$4,331,603

(3)
Total stockholder return for the Company and the peer group was calculated as the yearly percentage change in cumulative total stockholder return based on a deemed fixed investment of $100 at market close on December 31, 2019 and in accordance with Items 201(e) and 402(v) of Regulation S-K. For purposes of this pay versus performance disclosure, our peer group is the S&P Metals and Mining Select Industry Index (the “PvP Peer Group”). Because fiscal years are presented in the table in reverse chronological order (from top to bottom), the table should be read from bottom to top for purposes of understanding cumulative returns over time.
(4)
Please see “Attachment A—Additional Information Regarding Performance Measures” for reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures.

Pay Versus Performance Relationship Descriptions

The following comparisons provide descriptions of the relationships between certain figures included in the Pay Versus Performance table for each of 2024, 2023, 2022, 2021, and 2020, including: (a) a comparison between our cumulative total stockholder return and the total stockholder return of the PvP Peer Group; and (b) comparisons between (i) the compensation actually paid to the PEO and the average compensation actually paid to our non-PEO NEOs and (ii) each of the performance measures set forth in columns (f), (h), and (i) of the Pay Versus Performance table.

Compensation Actually Paid vs. Company and Peer Group TSR
$71.5M
$278
$213
$218
$209
$179
$158
$161
$182
$116
$107
$20.7M
$14.3M
$16.9M
$4.8M
$5.6M
$1.4M
$2.2M
$0.8M
$4.3M
$(1.4)M
2020
2021
2022
2023
2024
Compensation Actually Paid (Mr. Oplinger)
Compensation Actually Paid (Mr. Harvey)
Avg. Compensation Actually Paid (Non-PEO NEO)
Peer Group TSR
Company TSR

Compensation Actually Paid vs. Net Income (Loss)
$71.5M
$570.0M
$(14.0)M
$38.0M
$24.0M
$(773.0)M
$20.7M
$16.9M
$14.3M
$5.6M
$4.8M
$4.3M
$(1.4)M
$1.4M
$2.2M
$0.8M
2020
2021
2022
2023
2024
Compensation Actually Paid (Mr. Oplinger)
Compensation Actually Paid (Mr. Harvey)
Avg. Compensation Actually Paid (Non-PEO NEO)
Net (Loss) Income

Compensation Actually Paid vs. Adj. EBITDA Excluding Special Items - Non-Normalized
$71.5M
$2,763M
$2,224M
$1,589M
$1,151M
$536M
$20.7M
$16.9M
$14.3M
$5.6M
$4.8M
$1.4M
$2.2M
$(1.4)M
$0.8M
$4.3M
2020
2021
2022
2023
2024
Compensation Actually Paid (Mr. Oplinger)
Compensation Actually Paid (Mr. Harvey)
Avg. Compensation Actually Paid (Non-PEO NEO)
Adj. EBITDA Excluding Special Items - Not Normalized

Tabular List

The following table lists the financial performance measures that we believe represent the most important financial performance measures we use to link compensation actually paid to our NEOs for fiscal 2024 to our performance:

Adj. EBITDA excluding special items (non-normalized)
Relative Total Shareholder Return
Average Return on Equity
Free Cash Flow (normalized)

Beneficial Ownership

Common Stock

The following table sets forth the number and percentage of shares of our common stock beneficially owned by persons we know to be the beneficial owners of more than 5% of the outstanding shares of our common stock, as reported by such stockholders to the SEC as of the dates indicated in the footnotes to the table.

Name and Address of Beneficial Owner	Title of Class	Amount and Nature of Beneficial Ownership (#)	Percent of Class(1)
BlackRock, Inc. 50 Hudson Yards New York, NY 10001	Common Stock	26,545,440(2)	10.25%
The Vanguard Group 100 Vanguard Boulevard Malvern, PA 19355	Common Stock	17,959,035(3)	6.94%
Eagle Capital Management, LLC 65 East 55th Street, 26th Floor New York, NY 10022	Common Stock	15,443,997(4)	5.97%
Allan Gray Australia Pty Ltd Level 2, Challis House, 4-10 Martin Place Sydney NSW2000, Australia	CDIs, each representing 1 share of Common Stock	14,049,850(5)	5.43%
(1)
Percentages are based on 258,885,457 shares of Alcoa common stock, including shares underlying CDIs, outstanding as of March 1, 2025.
(2)
Based solely on information contained in a Schedule 13G/A filed by BlackRock, Inc. on November 7, 2024. BlackRock, Inc. and certain affiliated entities reported aggregate beneficial ownership of 26,545,440 shares, with sole power to vote 25,118,010 shares, sole power to dispose of 26,545,440 shares, shared power to vote zero shares, and shared power to dispose of zero shares.
(3)
Based solely on information contained in a Schedule 13G/A filed by The Vanguard Group on February 13, 2024. The Vanguard Group reported aggregate beneficial ownership of 17,959,035 shares, with sole power to vote zero shares, sole power to dispose of 17,733,231 shares, shared power to vote 58,649 shares, and shared power to dispose of 225,804 shares.
(4)
Based solely on information contained in a Schedule 13G filed by Eagle Capital Management, LLC on November 14, 2024. Eagle Capital Management, LLC reported aggregate beneficial ownership of 15,443,997 shares, with sole power to vote 12,408,152 shares, sole power to dispose of 15,443,997 shares, shared power to vote zero shares, and shared power to dispose of zero shares.
(5)
Based solely on information contained in a Schedule 13G filed by Allan Gray Australia Pty Limited on February 14, 2025. Allan Gray Australia Pty Limited reported aggregate beneficial ownership of 14,049,850 shares, with sole power to vote 14,049,850 shares, sole power to dispose of 14,049,850 shares, shared power to vote zero shares, and shared power to dispose of zero shares.

Stock Ownership of Directors and Executive Officers

The following table shows the ownership of Alcoa common stock, including CDIs, as of March 1, 2025, by each current director, each director nominee, the NEOs, and all directors and executive officers (serving as of such date) as a group. Executive officers and directors are subject to stock ownership guidelines. Please see “Compensation Discussion and Analysis” for a discussion of executive stock ownership guidelines and “Stock Ownership Guideline for Non-Employee Directors” for a discussion of the non-employee director stock ownership guideline.

Name of Beneficial Owner	Total Beneficial Ownership(2)	Percentage of Class Beneficially Owned	Additional Underlying Stock Units(3)	Total
Directors
Steven W. Williams	93,850	*	4,017	97,867
John A. Bevan	8,566	*	3,977	12,543
Mary Anne Citrino	44,426	*	4,017	48,443
Alistair Field	0	*	3,977	3,977
Pasquale (Pat) Fiore	28,522	*	4,017	32,539
Thomas J. Gorman	11,088	*	4,017	15,105
James A. Hughes	41,391	*	4,017	45,408
Roberto O. Marques	3,561	*	4,017	7,578
Carol L. Roberts	41,391	*	17,588	58,979
Jackson (Jackie) P. Roberts	7,433	*	4,017	11,450
Ernesto Zedillo	45,064	*	45,751	90,815
Named Executive Officers
William F. Oplinger(1)	123,857	*	198,843	322,700
Molly S. Beerman	52,366	*	59,950	112,316
Renato Bacchi	34,063	*	38,986	73,049
Andrew Hastings	3,563		32,253	35,816
Matthew T. Reed	9,410	*	46,150	55,560
All Directors, Nominees, Named Executive Officers, and Executive Officers as a Group (18 individuals)	567,595	*	544,659	1,112,254
*
Indicates that the percentage of beneficial ownership does not exceed 1%, based on 258,885,457 shares of Company common stock, including shares underlying CDIs, outstanding as of March 1, 2025.
(1)
Mr. Oplinger also is a director of the Company.
(2)
This column shows beneficial ownership of Company common stock, as calculated under SEC rules. This column is comprised of vested share units held by non-employee directors that are payable upon separation from service from the Board, except that Mr. Bevan’s total beneficial ownership includes 8,566 CDIs held indirectly through a family trust. This column includes, for executive officers, share equivalent units held in the Company’s retirement savings plan that confer voting rights through the plan trustee with respect to shares of Company common stock as follows: Mr. Oplinger, 547, and all executive officers as a group, 607. This column also includes shares of Company common stock that may be acquired under employee stock options that are exercisable as of March 1, 2025 or will become exercisable within 60 days thereafter as follows: Mr. Oplinger, 18,770, and all executive officers as a group, 18,770. Non-employee directors do not have Company stock options. This column does not include PRSUs or RSUs granted to the executive officers that will not or could not be earned and/or paid within 60 days of March 1, 2025.
(3)
For executive officers and non-employee directors, respectively, this column includes deferred share units held under the deferred compensation plan for executives and deferred share units (acquired at Separation due to certain directors’ service on the board of our former parent company) pursuant to the Deferred Fee Plan. Deferred share units are payable in cash and do not have voting rights. For non-employee directors, this column includes unvested restricted share units, which have time-based vesting and are payable following a director’s separation from service from the Board, pursuant to the terms of the Company’s Non-Employee Director Compensation Policy. For executive officers, this column includes unvested RSUs that will not or could not be earned and/ or paid within 60 days of March 1, 2025. For executive officers, this column does not include PRSUs, which, in addition to service-based vesting criteria, have performance-based criteria that render the total amount of shares ultimately issuable indeterminable until such awards are deemed earned and payable by the People and Compensation Committee after the end of the applicable performance period.

Equity Compensation Plan Information

The following table provides information about Alcoa’s common stock that is authorized for issuance under the Company’s equity compensation plan as of December 31, 2024. Additional information is included in Note N of the Consolidated Financial Statements in Part II, Item 8 of the 2024 Form 10-K.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights(1) (a)	Weighted-average exercise price of outstanding options, warrants and rights(2) (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected column (a))(3) (c)
Equity compensation plans approved by security holders	3,759,650	$27.66	8,117,823
Equity compensation plans not approved by security holders	0	0	0
Total	3,759,650	$27.66	8,117,823
(1)
Represents shares underlying awards that have been granted under the terms of the 2016 Stock Incentive Plan. Table amounts are comprised of: 133,446 shares issuable pursuant to stock options; 2,307,934 RSUs (RSUs and deferred share units); and 1,318,270 PRSUs (assuming maximum achievement).
(2)
Reflects the weighted-average exercise price of stock options, and does not take into account RSUs, deferred share units, or PRSUs, as such awards have no exercise price.
(3)
This number only reflects securities available for issuance under the 2016 Stock Incentive Plan. Under the terms of the plan, any award, other than an option or stock appreciation right (“SAR”), will count as 1.63 shares against the remaining pool from May 10, 2017 and thereafter. Options and SARs will be counted as one share for each option or SAR granted.

Information Relating to the 2026 Annual Meeting

Stockholder Proposals

To be considered for inclusion in the Company’s 2026 proxy statement, stockholder proposals submitted in accordance with SEC Rule 14a-8 must be received in writing at our principal executive offices no later than November 19, 2025. For any proposal that is not submitted for inclusion in next year’s proxy statement, but is instead sought to be presented directly at the Annual Meeting, notice of intention to present the proposal, including all information required to be provided by the stockholder in accordance with the Company’s Bylaws, must be received in writing at our principal executive offices not earlier than the close of business on January 8, 2026, and not later than the close of business on February 7, 2026. Address all stockholder proposals or notices of intention to present proposals to: Alcoa Corporation, 201 Isabella Street, Suite 500, Pittsburgh, Pennsylvania 15212-5858, Attention: Secretary.

Stockholder Recommendations for Director Nominees

The Governance and Nominating Committee (for purposes of this section, the “Committee”) will consider candidates for the Board recommended by stockholders. Any stockholder wishing to recommend a candidate for director should submit the recommendation in writing to our principal executive offices: Alcoa Corporation, Governance and Nominating Committee, c/o Secretary, 201 Isabella Street, Suite 500, Pittsburgh, Pennsylvania 15212-5858. The written submission should comply with all requirements set forth in the Company’s Amended and Restated Certificate of Incorporation (“Certificate of Incorporation”) and Bylaws. Such requirements include, without limitation, providing timely and proper advance notice (as described further below), submitting information that would be required to be disclosed in a proxy statement or other filings pursuant to Section 14 of the Exchange Act, a description of all direct and indirect compensation, and other arrangements between the proposed nominee and the nominating stockholder, certain informational requirements, and if applicable, a statement that such stockholder intends to solicit the holders of shares representing at least 67% of the voting power of the Company’s shares entitled to vote on the election of directors in support of director nominees other than the Company’s nominees. The Committee will consider all candidates recommended by stockholders who comply with the foregoing procedures and satisfy the minimum qualifications for director nominees and Board member attributes.

Advance Notice Director Nominations

The Bylaws provide that any stockholder entitled to vote at an annual stockholders’ meeting may nominate one or more director candidates for election at that annual meeting by following certain prescribed procedures. To be timely, the stockholder must provide written notice, to Alcoa’s Secretary at the principal executive offices of the Company, of the stockholder's intent to make such a nomination or nominations not earlier than the close of business on the 120th day and not later than the close of business on the 90th day prior to the first anniversary of the preceding year’s annual meeting, except as otherwise provided in the Bylaws.

If the number of directors to be elected to the Board is increased by the Board and there is no public announcement by the Company naming all of the nominees for director or specifying the size of the increased Board at least 100 days prior to the first anniversary of the preceding year’s annual meeting, a previously submitted timely notice will be considered timely with regard to nominees for any new positions created by such increase but only with respect to a stockholder who had, prior to such increase in the size of the Board, previously submitted a timely and proper notice, if delivered to Alcoa’s Secretary at the principal executive offices of the Company not later than the close of business on the 10th day following the day on which such public announcement is first made by the Company.

If a stockholder intends to nominate directors for a special meeting of the Board at which directors will be elected, to be timely, the stockholder must provide written notice to Alcoa’s Secretary at the principal executive offices of the Company not earlier than the close of business on the 120th day prior to the date of such special meeting and not later than the close of business on the later of the 90th day prior to the date of such special meeting or, if the first public announcement of the date of such special meeting is less than 100 days prior to the date of such special meeting, a notice will be timely if received by the 10th day following the day on which public announcement is first made of the date of the special meeting by the Company.

For the 2026 Annual Meeting, such notice must be delivered to the Secretary not earlier than the close of business on January 8, 2026 and not later than the close of business on February 7, 2026. A stockholder nominating a director for election must provide the information regarding that nominee in the format required by the Bylaws, and otherwise comply with all applicable requirements in the Bylaws. Any such notice must be sent to our principal executive offices: Alcoa Corporation, 201 Isabella Street, Suite 500, Pittsburgh, Pennsylvania 15212-5858, Attention: Secretary.

Proxy Access Director Nominations

In addition to the advance notice procedures, our Bylaws also include provisions permitting, subject to certain terms and conditions set forth therein, stockholders who have maintained continuous qualifying ownership of at least 3% of outstanding Alcoa common stock for at least three years to nominate a number of director candidates not to exceed the greater of two candidates or 20% of the number of directors then in office who will be included in our annual meeting proxy statement. To be timely, an eligible stockholder’s proxy access notice must be delivered no earlier than 150 days and no later than 120 days before the one-year anniversary of the date that we commenced mailing of our definitive proxy statement (as stated in such proxy statement) for the immediately preceding annual meeting, except as otherwise provided in the Bylaws. For the 2026 Annual Meeting, such notice must be delivered to the Secretary no earlier than October 20, 2025 and no later than November 19, 2025. Proxy access candidates and the stockholder nominators meeting the qualifications and requirements set forth in our Bylaws will be included in the Company’s proxy statement and ballot. An eligible stockholder’s proxy access notice must be delivered to our principal executive offices, Alcoa Corporation, 201 Isabella Street, Suite 500, Pittsburgh, Pennsylvania 15212-5858, Attention: Secretary.

Questions and Answers About the

Annual Meeting and Voting

1.
How do I attend and participate in the Annual Meeting?

Our virtual Annual Meeting will be conducted on the internet via live webcast.

Stockholders will be able to attend, submit questions, and vote your shares (other than those held in an Alcoa savings plan and CDI holders) during the Annual Meeting by visiting www.virtualshareholdermeeting.com/AA2025.

Stockholders who would like to attend and participate in and vote during the Annual Meeting will need the 16-digit control number included on their Notice, proxy card, or voting instruction card.

CDI holders can attend the Annual Meeting by visiting www.virtualshareholdermeeting.com/AA2025 where you will be able to listen to the live meeting.

The Annual Meeting will begin promptly at 5:30 p.m. EDT. We encourage you to access the Annual Meeting prior to the start time. Online access will begin 15 minutes prior to the start of the Annual Meeting, at 5:15 p.m. EDT.

The virtual Annual Meeting platform is fully supported across browsers (Edge, Internet Explorer, Firefox, Chrome, and Safari) and devices (desktops, laptops, tablets, and cell phones) running the most updated version of applicable software and plugins. Attendees should confirm that they have a strong internet connection if they intend to attend and/or participate in the Annual Meeting and should allow plenty of time to log in prior to the start of the Annual Meeting. We will also provide details on how to attend, ask questions, and participate in the Annual Meeting at https://investors.alcoa.com. We encourage you to check this website prior to the Annual Meeting if you plan to attend.

2.
How do I ask a question at the Annual Meeting?

The virtual Annual Meeting format allows stockholders (other than stockholders in an Alcoa savings plan and CDI holders) to communicate with us during the Annual Meeting so they can ask questions of our management and Board, as appropriate. We also offer the ability to submit questions to us in advance of the Annual Meeting. Stockholders (other than stockholders in an Alcoa savings plan and CDI holders) may submit a question prior to the Annual Meeting beginning one week in advance of the Annual Meeting, by logging in to www.proxyvote.com and entering your 16-digit control number and submitting a question, and may submit a question during the Annual Meeting by logging into the virtual meeting platform at www.virtualshareholdermeeting.com/AA2025, typing your question into the “Ask a Question” field, and clicking “Submit." CDI holders may submit a question prior to the Annual Meeting by visiting the online voting site at www.investorvote.com.au and submitting a question before 9:00 a.m. AEST on May 6, 2025.

Questions pertinent to the Annual Meeting will be answered in the Question and Answer session during the Annual Meeting, subject to time constraints. Any such questions that cannot be answered during the Annual Meeting due to time constraints will be posted and answered on our Investor Relations website, https://investors.alcoa.com, as soon as practicable after the Annual Meeting. A replay of the meeting will be available on our website at https://investors.alcoa.com.

3.
Where can I find additional information relevant to the Annual Meeting?

Additional information regarding the ability of stockholders to ask questions during the Annual Meeting, related rules of conduct, and other materials for the Annual Meeting will be available during the Annual Meeting at www.virtualshareholdermeeting.com/AA2025. A replay of the meeting will be available on our website at https://investors.alcoa.com.

4.
What if I encounter technical difficulties accessing the Annual Meeting?

If you encounter any technical difficulties accessing the virtual Annual Meeting during the check-in or meeting time, please call the technical support number that will be posted on the virtual meeting login page for assistance. Technical support will be available beginning approximately 15 minutes prior to the start of the Annual Meeting through its conclusion. Additional information addressing technical and logistical issues, including technical support during the Annual Meeting, will be available at www.virtualshareholdermeeting.com/AA2025 and at https://investors.alcoa.com.

5.
Who is entitled to vote and how many votes do I have?

If you were a holder of Alcoa common stock or Alcoa CDIs at the close of business on the record date, March 12, 2025 EDT, you are eligible to vote at the Annual Meeting. For each matter presented for vote, you have one vote for each share or CDI that you own.

6.
What is the difference between holding shares as a registered stockholder, holding shares as a beneficial owner, and holding CDIs?

Registered Stockholder. If your shares of common stock are registered directly in your name with our transfer agent, Computershare, you are considered a “registered stockholder” of those shares.

Beneficial Owner of Shares. If your shares are held in an account at a bank, brokerage firm, or other similar organization, then you are a beneficial owner of shares held in “street name.” In that case, you will have received these proxy materials from the bank, brokerage firm, or other similar organization holding your account and, as a beneficial owner, you have the right to direct your bank, brokerage firm, or similar organization how to vote the shares held in your account.

CDI Holder. If you own Alcoa CDIs, then you are the beneficial owner of one share of Alcoa common stock for every CDI that you own. Legal title to the Alcoa common stock underlying your CDIs is held by our CDI depositary, CHESS Depositary Nominees Pty Ltd, or CDN. CDN is considered the stockholder of record for the purposes of voting at the Annual Meeting. As the beneficial owner, you have the right to direct CDN as to how to vote your shares of common stock underlying your CDIs on your behalf. You are also invited to attend the Annual Meeting, however you cannot vote the shares underlying your CDIs at the Annual Meeting. We encourage you to direct CDN to lodge your votes online prior to the Annual Meeting by lodging your votes through our online voting site at www.investorvote.com.au before 9:00 a.m. (AEST) on May 6, 2025 or by using the details on your Notice of Access Letter to request that Computershare Australia send you a hard copy of the CDI voting form to your registered address.

7.
How do I vote if I am a registered stockholder?

By Telephone or Internet. All registered stockholders can vote by telephone, by using the toll-free telephone number on their Notice or proxy card, or through the internet, at the web address provided and by using the procedures and instructions described on the Notice or proxy card. The telephone and internet voting procedures are designed to authenticate stockholders’ identities, to allow stockholders to vote their shares, and to confirm that their instructions have been recorded properly.

By Written Proxy. All registered stockholders who received paper copies of our proxy materials can also vote by written proxy card. If you are a registered stockholder and receive a Notice, you may request a written proxy card by following the instructions included in the Notice. If you sign and return your proxy card but do not mark any selections giving specific voting instructions, your shares represented by that proxy will be voted as recommended by the Alcoa Board.

During the Annual Meeting. All registered stockholders may vote online during the Annual Meeting. You will need the 16-digit control number included on your Notice or proxy card to log in to the virtual meeting platform at www.virtualshareholdermeeting.com/AA2025. Voting electronically online during the Annual Meeting will replace any previous votes.

Whether or not you plan to attend and participate in the meeting, we encourage you to vote as soon as possible before the Annual Meeting. Your shares will be voted in accordance with your instructions.

8.
How do I vote if I am a beneficial owner of shares?

Beneficial owners who own shares through a bank, brokerage firm or similar organization can vote by returning the voting instruction card, or by following the instructions for voting via telephone or the internet, as provided by the bank, broker or other organization. If you own shares in different accounts or in more than one name, you may receive different voting instructions for each type of ownership. All beneficial owners may also vote online during the Annual Meeting. You will need the 16-digit control number included on your voting instruction card to log in to the virtual meeting platform at www.virtualshareholdermeeting.com/AA2025. Voting electronically online during the Annual Meeting will replace any previous votes.

Your broker is not permitted to vote on your behalf on “non-routine” matters, unless you provide specific instructions by completing and returning the voting instruction card from your bank, broker, or other similar organization or by following the instructions provided to you for voting your shares via telephone or the internet. For the Annual Meeting, only the ratification of the selection of PricewaterhouseCoopers LLP as our independent auditor for 2025 (Item 2) is considered to be a routine matter (see Question 13 for additional information). For your vote to be counted with respect to non-routine matters (Items 1 and 3), you will need to communicate your voting decisions to your bank, broker, or other similar organization before the date of the Annual Meeting.

9.
How do I vote if I am a CDI holder?

If you are a CDI holder, you may vote in advance of the Annual Meeting by instructing CDN to vote the shares of common stock underlying your CDIs on your behalf in one of the following methods:

•
Online prior to the Annual Meeting – You may instruct CDN to vote on your behalf online at www.investorvote.com.au before 9:00 a.m. (AEST) on May 6, 2025. If you submit a voting instruction in respect of your CDIs online, you do not need to return your voting instruction form to the Company.
•
By mail prior to the Annual Meeting – If you have received a hard copy of the voting instruction form, and wish to submit your voting instruction by mail, you should complete and return the voting instruction form to Computershare Investor Services Pty Limited, GPO Box 242, Melbourne VIC 3001, Australia that is received by 9:00 a.m. (AEST) on May 6, 2025.

The online process and hard copy voting instruction form provide further details and instructions on how to vote.

The rules governing CDIs provide that CDN is not permitted to vote on your behalf on any matter to be considered at the Annual Meeting unless you specifically instruct CDN how to vote. Accordingly, we encourage you to communicate your voting decision to CDN in the method and at the time specified above to ensure that your vote will be counted.

10.
How do I vote if I participate in one of the employee savings plans?

Stockholders in an Alcoa savings plan may attend and participate in the Annual Meeting but will not be able to vote shares held in an Alcoa savings plan electronically online during the Annual Meeting. You must vote in advance of the Annual Meeting by providing the trustee of the employee savings plan with your voting instructions in advance of the meeting. You may do so by returning your voting instructions by mail, or submitting them by telephone or electronically using the internet. The trustee is the only one who can vote your shares and the trustee will vote your shares as you have instructed. If the trustee does not receive your instructions, your shares generally will be voted in proportion to the way the other plan participants voted. To allow sufficient time for voting by the trustee, your voting instructions must be received by 11:59 p.m. EDT on May 5, 2025.

11.
Can I change my vote?

If you are a registered stockholder, a beneficial owner, or a stockholder in an Alcoa savings plan, there are several ways in which you may revoke your proxy or change your voting instructions before the time of voting at the Annual Meeting (please note that, in order to be counted, the revocation or change must be received by 11:59 p.m. EDT on May 7, 2025, or by 11:59 p.m. EDT on May 5, 2025 in the case of instructions to the trustee of an employee savings plan):

•
Vote again by telephone or at the internet website.
•
Transmit a revised proxy card or voting instruction card that is dated later than the prior one.
•
Registered stockholders may notify Alcoa’s Secretary in writing that a prior proxy is revoked.
•
Employee savings plan participants may notify the plan trustee in writing that prior voting instructions are revoked or are changed.
•
Vote online during the Annual Meeting (excluding stockholders in an Alcoa savings plan and CDI holders).

The latest-dated, timely, properly completed proxy that you submit, whether by mail, telephone, or the internet, will count as your vote. If a vote has been recorded for your shares and you subsequently submit a proxy card that is not properly signed and dated, then the previously recorded vote will stand. Voting online during the Annual Meeting will replace any previous votes.

If you are a CDI holder, you can change your vote by visiting our online voting site at www.investorvote.com.au before 9:00 a.m. (AEST) on May 6, 2025, however you may not revoke your vote online. You may revoke your voting instructions by delivering to Computershare Investor Services Pty Limited, 452 Johnston Street, Abbotsford VIC 3067, Australia a written notice of revocation bearing a later date than (i) the CDI voting instruction form previously sent if you voted by a CDI voting instruction form or (ii) the submission of your online vote if you voted by the online voting site.

12.
What constitutes a “quorum” for the meeting?

A quorum is a majority of the outstanding shares (including CDIs) that are entitled to vote as of the record date present at the meeting or represented by proxy. A quorum is necessary to conduct business at the Annual Meeting. Your shares will be counted as present at the Annual Meeting if you have properly voted by proxy. For CDI holders, if you do not submit your CDI voting instruction form and direct CDN how to vote your shares underlying CDIs, the shares underlying your CDIs will not be counted for the purpose of establishing a quorum. Abstentions and broker non-votes count as present at the meeting for purposes of determining a quorum. If you vote to abstain on one or more proposals, your shares will be counted as present for purposes of determining the presence of a quorum.

13.
What is a Broker Non-Vote?

A “broker non-vote” occurs when a broker submits a proxy for a matter but does not have the authority to vote because the beneficial owner did not provide voting instructions on such matter. Under NYSE rules, the proposal to ratify the appointment of independent auditor (Item 2) is considered a “discretionary” or “routine” item. This means that brokerage firms may vote on such item in their discretion on behalf of clients (beneficial owners) who have not furnished voting instructions at least 15 days before the date of the Annual Meeting. In contrast, all of the other proposals set forth in this Proxy Statement are “non-discretionary” or “non-routine” items; brokerage firms that have not received voting instructions from their clients on these matters may not vote on these proposals.

14.
What is the voting requirement to approve each of the proposals, and how are votes counted?

At the close of business on March 12, 2025 EDT, the record date for the meeting, Alcoa had 258,885,457 outstanding shares of common stock, including shares underlying CDIs. Each share of common stock outstanding on the record date is entitled to one vote for each director nominee and one vote for each of the other proposals to be voted on.

Alcoa is incorporated in the State of Delaware and its primary listing of shares is on the NYSE. As a result, the Delaware General Corporation Law (the “DGCL”) and the NYSE listing standards govern the voting standards applicable to actions taken by our stockholders. Under our Bylaws, when a quorum is present, in all matters other than the election of directors, the affirmative vote of a majority of the shares present in person or represented by proxy at the meeting and entitled to vote on the matter shall be the act of the Company’s stockholders. Under the DGCL and our Bylaws, shares that abstain constitute shares that are present and entitled to vote. Shares abstaining have the practical effect of a vote “against” a matter, other than in the election of directors.

In order for each director nominee to be elected, each nominee must receive the affirmative vote of a majority of the votes cast at the Annual Meeting in respect of his or her election. Broker non-votes and abstentions will have no impact, as they are not counted as votes cast for this purpose.

Where a CDI holder returns the CDI voting instruction form and no instructions are given with respect to a proposal, that CDI holder's vote will not be counted and will have no effect on that proposal.

A description of the voting requirements and related effect of abstentions and broker non-votes on each item is as follows:

	Voting Options:	Board Recommendation	Vote Required to Adopt the Proposal	Effect of Abstentions and Broker Non-Votes
Proposal 1—Election of 11 Director Nominees to Serve for One-Year Terms Expiring in 2026	“For,” “Against,” or “Abstain” on each nominee	“FOR” each nominee	Majority of votes cast for each nominee	None
Proposal 2—Ratification of the Appointment of PricewaterhouseCoopers LLP as the Company’s Independent Auditor for 2025	“For,” “Against,” or “Abstain”	“FOR”	Majority of shares represented at the Annual Meeting and entitled to vote	Abstentions have the effect of votes “against.” Brokers have discretion to vote on this item.
Proposal 3—Approval, on an Advisory Basis, of the Company’s 2024 Named Executive Officer Compensation	“For,” “Against,” or “Abstain”	“FOR”	Majority of shares represented at the Annual Meeting and entitled to vote	Abstentions have the effect of votes “against.” Broker non-votes have no effect.
15.
Is my vote confidential?

Yes. Proxy cards, ballots, and voting tabulations that identify stockholders are kept confidential except:

•
as necessary to meet applicable legal requirements and to assert or defend claims for or against the Company;
•
in the case of a contested proxy solicitation; or
•
to allow the independent inspector of elections to certify the results of the vote.
16.
Who pays for the solicitation of proxies?

Alcoa pays the cost of soliciting proxies. Proxies will be solicited by Alcoa on behalf of the Board by mail, telephone, other electronic means or in person. To aid in the solicitation, we have retained Innisfree M&A Inc. and Sodali & Co for estimated aggregate fees of approximately $60,000, plus expenses. We will reimburse brokerage firms and other custodians, nominees, and fiduciaries for their reasonable out-of-pocket expenses for sending proxy materials to stockholders and obtaining their votes. Our employees may also solicit proxies for no additional compensation.

17.
What is “householding”?

Stockholders who have the same last name and address and who request paper copies of the proxy materials will receive only one copy unless one or more of them notifies us that they wish to receive individual copies. This method of delivery, known as “householding,” will help confirm that stockholder households do not receive multiple copies of the same document, helping to improve efficiency, and reduce our printing and postage costs and environmental impact.

We will deliver promptly, upon written or oral request, a separate copy of the 2024 Form 10-K, Proxy Statement, or Notice, as applicable, to a stockholder at a shared address to which a single copy of the document was delivered. Please direct such requests to Alcoa Corporation, 201 Isabella Street, Suite 500, Pittsburgh, Pennsylvania 15212- 5858, Attention: Secretary or by email at Corporate_Secretary@Alcoa.com.

Registered stockholders may also request to begin or to discontinue householding in the future by contacting our transfer agent, Computershare, at 1-800-522-6645 (in the U.S. and Canada), 1-201-680-6578 (all other locations), by mail to Computershare Investor Services, P.O. Box 43006, Providence, RI 02940-3006 or through the Computershare website, www.computershare.com. Stockholders owning their shares through a bank, broker, or other similar organization may request to begin or to discontinue householding by contacting their bank, broker or other nominee or by calling 1-866-540-7095.

18.
Why did I receive a Notice of Internet Availability of Proxy Materials instead of a full set of proxy materials?

In accordance with the rules of the SEC, we have elected to furnish our proxy materials, including the 2024 Form 10-K and the Proxy Statement for this Annual Meeting, primarily via the internet. The Notice contains instructions on how to access our proxy materials and vote online, or alternatively, to request a paper copy of the proxy materials and a proxy card or voting instruction card.

19. Why did I receive a Notice of Access Letter instead of a full set of proxy materials?

Holders of our CDIs, which are listed on the Australian Securities Exchange will receive a Notice of Access Letter from Computershare Australia. If you received the Notice of Access Letter by electronic mail, you will not automatically receive a printed copy of the proxy materials in the mail. The Notice of Access Letter tells you how to use the internet to access and review this Proxy Statement and our 2024 Form 10-K, and how you may submit your proxy via the internet or request a hard copy of the CDI voting form to be sent in the mail to your registered address. CDI holders who have elected to receive physical copies of annual meeting materials will receive a printed copy of the proxy materials in the mail.

20. What does it mean if I receive more than one Stockholder Notice about the Annual Meeting?

If you are a registered stockholder or participate in Alcoa’s employee savings plans, you will receive one Notice (or if you are an employee with an Alcoa email address, an email proxy form that will be disseminated at the time the Notice and this Proxy Statement is first available to stockholders) for all shares of common stock held in or credited to your accounts as of the record date, if the account names are exactly the same. If your shares are registered differently and are in more than one account, you will receive more than one Notice or email proxy form, and in that case, you can and are urged to vote all of your shares, which will require you to take separate voting actions. To avoid this situation in the future, we encourage you to have all accounts registered in the same name and address whenever possible. You can do this by contacting our transfer agent, Computershare, at 1-800-522-6645 (in the U.S. and Canada) or 1-201-680-6578 (all other locations) or through the Computershare website, www.computershare.com.

21. Can other business in addition to the items listed on the agenda be transacted at the meeting?

The Company knows of no other business to be presented for consideration at the Annual Meeting other than the items indicated in the Notice. If other matters are properly presented at the Annual Meeting, the persons designated as authorized proxies on your proxy card may vote on such matters in their discretion. In addition, the persons designated as authorized proxies on your proxy card may vote your shares to adjourn the Annual Meeting and will be authorized to vote your shares at any adjournments or postponements of the Annual Meeting.

22. How may I obtain a copy of Alcoa’s Form 10-K and proxy materials?

The Company will provide by mail or email, without charge, a copy of its 2024 Form 10-K (not including exhibits and documents incorporated by reference), the Proxy Statement for this Annual Meeting, and the Annual Report on Form 10-K and proxy materials for future Annual Meetings (once available) at your request. Please direct all requests to Alcoa Corporation, 201 Isabella Street, Suite 500, Pittsburgh, Pennsylvania 15212-5858, Attention: Secretary, call 412-315-2900, or email Corporate_Secretary@Alcoa.com. These materials also are available, free of charge, on Alcoa’s website at www.alcoa.com.

ATTACHMENT A — Additional Information Regarding Performance Measures

We have included in this proxy statement certain business measures and performance metrics that are used for our incentive compensation programs (collectively, “metrics”) which are not calculated in accordance with U.S. GAAP. These metrics should be reviewed in conjunction with the relevant GAAP financial measure and may not be comparable to similarly titled measures reported by other companies.

2024 Annual Incentive Compensation and 2020-2024 Pay Versus Performance (PVP)

2024 Annual Incentive Compensation and Pay Versus Performance—Reconciliation of Adjusted EBITDA, Excluding Special Items—Non-Normalized (in millions)

	Year ended
	Dec 31, 2020	Dec 31, 2021	Dec 31, 2022	Dec 31, 2023	Dec 31, 2024(2)
Net (loss) income	$(14)	$570	$38	$(773)	$24
Less: Net income (loss) attributable to noncontrolling interest	156	141	161	(122)	(36)
Net income (loss) attributable to Alcoa Corporation	(170)	429	(123)	(651)	60
Add:
Net income (loss) attributable to noncontrolling interest	156	141	161	(122)	(36)
Provision for income taxes	187	629	664	189	265
Other expenses (income), net	8	(445)	(118)	134	91
Interest expense	146	195	106	107	156
Restructuring and other charges, net	104	1,128	696	184	341
Provision for depreciation, depletion, and amortization	653	664	617	632	642
Adjusted EBITDA	1,084	2,741	2,003	473	1,519
Special items(1)	67	22	221	63	70
Adjusted EBITDA, excluding special items	$1,151	$2,763	$2,224	$536	$1,589
(1)
Special items are comprised of costs related to restart processes, costs related to closures, the net cost of power associated with the Portland smelter, certain external costs related to portfolio actions, and other items management deems appropriate to exclude from non-GAAP performance measures.
(2)
The 2024 Company IC Plan Adjusted EBITDA, excluding special items result of $1,554 reflects a People and Compensation Committee approved exception related to removing a $35 benefit of the Inflation Reduction Act, which was not included in the IC Plan target.

2024 Annual Incentive Compensation—Reconciliation of Free Cash Flow (in millions)

Year ended Dec 31, 2024
Cash provided from operations	$622
Capital expenditures	(580)
Free Cash Flow	42

2024 Annual Incentive Compensation—Normalization applied to “Free Cash Flow—Normalized” metric

For incentive compensation purposes, the Company’s Free Cash Flow—Normalized metric is calculated by taking Alcoa’s Free Cash Flow for the fiscal year ended December 31, 2024 and normalizing the metric for certain factors not in management’s control.

We normalize for the following items, each of which may have significant effects on financial results but are not impacted by management performance or otherwise within management’s control. Because we generally do not hedge against fluctuations in LME and API prices and foreign exchange rates, normalization adjustments were made relative to certain described metrics in determining the 2024 IC awards. For 2024, the most significant normalization impacts were driven by LME, API, regional premiums and tariffs, and currencies, offset by raw material prices. Additionally, we adjust for certain items deemed to be special items to the Company’s financial results.

A description of the normalization of these factors follows:

•
LME Pricing and API: Without normalization, in years when the LME price of aluminum, or the price of alumina through the API, rises rapidly relative to plan (i.e., our forecasts), annual incentive compensation would be less effective as a performance incentive because management would receive an unearned benefit. Conversely, when LME and API prices for aluminum and alumina, respectively, fall dramatically relative to our plan, failure to normalize would demotivate employees by placing annual incentive compensation awards out of reach for reasons beyond their control. Our use of normalization enables us to drive operational and financial performance, particularly in recent years of volatile prices.
•
Currency Exchange Rates: Because our revenues are largely U.S. dollar-denominated, while costs in non-U.S. locations are largely denominated in local currency, the volatility of currency exchange rates may have a significant impact on earnings. As our commodities are traded in U.S. dollars, we typically have seen an inverse correlation to foreign currency exchange. Therefore, to avoid double counting, the normalization for the commodity price swings needs to be corrected by concurrent normalization of foreign exchange.
•
Regional Premiums and Tariffs: In addition to LME, API, and foreign currency normalization, results historically have been adjusted to neutralize 50% of the fluctuations in regional aluminum premiums compared to plan as well as 50% of the benefit from tariffs.
•
Raw Material Prices: For 2024, results were normalized to neutralize 100% of the fluctuations in raw material prices compared to the plan. Similar to LME and API, when raw material prices rise rapidly relative to plan, failure to normalize would demotivate employees by placing annual incentive compensation awards out of reach for reasons beyond their control; and conversely, in scenarios of lower raw material prices, annual incentive compensation would be less effective as a performance incentive because management would receive an unearned benefit.

2024 Annual Incentive Compensation—Cash Net Conversion Cost

Cash Net Conversion Cost is used internally to measure total controllable costs of production of saleable product (alumina or aluminum). The measure is calculated by subtracting uncontrollable raw and direct material costs from total production costs.

Long-Term Equity Incentive Compensation

2024-2026 PRSUs and 2022-2024 PRSUs—Average ROE

The Company’s Average ROE metric is calculated by dividing net income (loss) attributable to Alcoa plus special items by stockholder’s equity at the end of each fiscal year in the 2024-2026 performance period, then dividing by three years to calculate the average.

Special items are comprised of restructuring and other charges, various tax items, and other items management deemed appropriate to exclude from non-GAAP performance measures such as Adjusted EBITDA.

Stockholder’s equity is determined as follows: Total assets minus total liabilities minus non-controlling interest (four quarter average).

2024-2026 and 2022-2024 PRSUs—Carbon Intensity

For our Alumina segment goal, carbon (CO2e) reduction in our refining operations is measured using tons of CO2e per tons of alumina produced, relative to refineries with greater than 2.5M metric tons of annual production, based on Scope 1 and Scope 2 emissions information provided by independent third-party CRU.

Aluminum segment renewable energy production in smelting operations includes both direct and purchased renewable energy and is calculated as a percentage of renewable energy versus total megawatt hours purchased. Measure excludes closed smelters but includes San Ciprián, which is currently curtailed but has planned to restart. The underlying power purchase agreements, which require specific renewable percentages for the energy procured for our smelters, are considered when calculating this metric with respect to our long- term incentive plan. Renewable energy means energy (including electricity and heat) derived from natural processes that are replenished constantly, such as sunlight, wind, and hydropower; nuclear power is excluded.

Logo 201 ISABELLA STREET, SUITE 500 PITTSBURGH, PA 15212 SCAN TO VIEW MATERIALS & VOTE VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Daylight Time on May 7, 2025 or by 11:59 p.m. Eastern Daylight Time on May 5, 2025 for shares held in an Alcoa savings plan. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/AA2025 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Daylight Time on May 7, 2025 or by 11:59 p.m. Eastern Daylight Time on May 5, 2025 for shares held in an Alcoa savings plan. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V62368-P25758 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. ALCOA CORPORATION THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH NOMINEE LISTED IN ITEM 1, AND FOR ITEMS 2 AND 3. 1. Election of 11 director nominees to serve for one-year terms expiring in 2026 For Against Abstain 1a. John A. Bevan 1b. Mary Anne Citrino 1c. Alistair Field 1d. Pasquale (Pat) Fiore 1e. Thomas J. Gorman 1f. James A. Hughes 1g. Roberto O. Marques 1h. William F. Oplinger 1i. Carol L. Roberts 1j. Jackson (Jackie) P. Roberts 1k. Ernesto Zedillo For Against Abstain 2. Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent auditor for 2025 3. Approval, on an advisory basis, of the Company's 2024 named executive officer compensation Please sign exactly as your name or names appear(s) on this proxy card. If shares are held jointly, EACH holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Alcoa Corporation Annual Meeting of Stockholders Thursday, May 8, 2025, 5:30 p.m. Eastern Daylight Time www.virtualshareholdermeeting.com/AA2025 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on May 8, 2025 The Notice, Proxy Statement, and Annual Report on Form 10-K are available at www.proxyvote.com V62369-P25758 Alcoa Corporation 201 Isabella Street, Suite 500 Pittsburgh, PA 15212 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned hereby appoint(s) William F. Oplinger, Andrew Hastings, and Marissa P. Earnest, and each of them, attorneys and proxies with full power of substitution, to represent and to vote on behalf of the undersigned all of the shares of common stock of Alcoa Corporation the undersigned is/are entitled to vote, including with all the powers which the undersigned would possess if personally present at the Annual Meeting of Stockholders of Alcoa Corporation to be held on May 8, 2025, and at any adjournment or postponement thereof. The shares represented by this proxy will be voted as directed by the stockholder. If no such directions are indicated, the proxies will vote FOR each nominee listed in Item 1 (Election of 11 Director Nominees to Serve for One-Year Terms Expiring in 2026), FOR Item 2 (Ratification of the Appointment of PricewaterhouseCoopers LLP as the Company’s Independent Auditor for 2025), and FOR Item 3 (Approval, on an Advisory Basis, of the Company's 2024 Named Executive Officer Compensation). The proxies are authorized to vote, in their discretion and to the extent permitted by applicable law or rule, upon other matters that may arise during the 2025 Annual Meeting (including, without limitation, to adjourn the 2025 Annual Meeting). The deadline for voting online or by telephone is 11:59 p.m. Eastern Daylight Time on May 7, 2025. If you vote by mail, your proxy card must be received before the 2025 Annual Meeting for your vote to be counted. This card also serves as voting instructions to the trustee of each employee savings plan sponsored by Alcoa, its subsidiaries or affiliates with respect to shares of common stock of Alcoa Corporation held by the undersigned under any such plans. If you hold shares in an Alcoa savings plan, your voting instructions must be received by 11:59 p.m. Eastern Daylight Time on May 5, 2025, or the trustee will vote your plan shares in the same proportion as those plan shares for which instructions have been received. Your vote on the election of directors and the other proposals described in the accompanying Proxy Statement may be specified on the reverse side. If properly signed, dated and returned, this proxy will be voted as specified on the reverse side or, if no choice is specified, this proxy will be voted in accordance with the recommendations of the Board of Directors. Continued and to be signed on reverse side